Exhibit 10.35

THIS LICENCE is made the First day of March Two Thousand and Five

BETWEEN

(1)	PERSEUS INVESTMENTS (LEICESTER) LIMITED (04305355) whose registered office is at 11 Bowling Green Street Leicester (hereinafter called “the Lessor”)

(2)	HOGG ROBINSON PLC (02107443) whose registered office is at Abbey House 282 Farnborough Road Farnborough Hampshire GU14 7NJ (hereinafter called “the Lessee”)

(3)	TRX EUROPE LIMITED (3841799) whose registered office is at Sutherland House Russell Way Crawley West Sussex RH10 1UH (hereinafter called “the Under Lessee”)

WHEREAS:

1.	In this Licence

1.1	“the Lease” means a lease dated 2nd June 1993 between the Hogg Group PLC (1) and Hogg Robinson (Travel) Limited (2) and Hogg Robinson PLC(3) by which the Premises were demised to the Lessee for a term of 15 years commencing on 27th July 1992 and ending on 27th July 2007.

1.2	“the Premises” means the premises demised by and more particularly referred to in the Lease known as Part Ground Floor Pegasus House Burleys Way Leicester

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1.3	The expressions “the Lessor” and “the Lessee” include their respective successors in title

1.4	“the Under Lease” means the under lease authorised in this Licence

1.5	Where the context so admits words importing the masculine gender shall include the feminine and vice versa, words importing persons shall include companies and vice versa and words implying the singular only shall include the plural and vice versa

2.	This Licence is supplemental to the Lease

3.	The Lease contains a covenant on the part of the Lessee not to underlet the demised premises without the Lessor’s consent

4.	In consideration of the covenants contained in this Licence, the Lessor has agreed to grant to the Lessee the licence for such an underletting.

NOW THIS DEED WITNESSETH as follows: -

1.	IN consideration of the covenants hereinafter contained the Lessor hereby grants to the Lessee Licence to grant to the Underlessee the Underlease subject as hereinafter appears

2.	The Lessee for itself and its successors in title hereby covenants with the Landlord that:

2.1	The Underlease will be in the form annexed and will contain:

2.1.1	such covenants and conditions as are necessary to ensure that it is consistent with the terms of the Lease (including rent review provisions and decoration clauses)

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2.1.2	a covenant on the part of the Underlessee not to agree to underlet charge share or part with possession or occupation of the whole or any part of the Premises

2.1.3	a covenant on the part of the Underlessee not to assign the whole or any part of the Premises without the prior written consent of the Lessor (not to be unreasonably withheld or delayed)

2.2	The Lessee will not at any time either expressly or by implication knowingly vary waive or permit or suffer any breach of any covenants conditions and provisions to be contained and provided for in the Underlease but will (unless the Lessor’s consent in writing is obtained first) take such reasonable action as may be required to enforce such covenants conditions and provisions

2.3	The Lessee shall not without the prior written consent of the Lessor, accept any surrender of the Underlease, such consent not to be unreasonably withheld or delayed

2.4	The Underlease will be excluded from Section 22 – 28 of the Landlord and Tenant Act 1954

3.	The Underlessee with effect from the date of the Underlease and throughout the term thereby created will observe and perform all the covenants on the part of the tenant to be observed and performed in the Underlease.

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4.	The Lessee covenants with the Lessor that they shall pay the Lessor’s reasonable and proper costs charges fees and expenses totalling £500.00 plus VAT, incurred in the granting of the consent and the preparation of such documentation as is necessary as to give effect to this Licence

5.	The Underlessee covenants with the Lessor that within twenty one days after completion of the Underlease the Underlessee shall give written notice to the Lessor of the date on which the Underlease was completed and pay the Lessor’s Solicitors reasonable registration fee of forty pounds plus VAT

6.	If the Underlease is not completed within twenty eight days after the date hereof and otherwise in accordance with this Licence, the provisions of this licence (save for clause 5) shall immediately determine and cease to have effect but without prejudice to any accrued right of action vested in the Lessor in respect of or arising from any breach by the Lessee of its obligations under this Licence prior to that date

PROVIDING ALWAYS

7.	Nothing in this Licence shall waive or be deemed to have waived any breach of the obligations of the Lessee under the Lease which may have occurred prior to the date hereof or authorise or be deemed to have authorised any further underletting or other act omission or thing other than the Underlease and the covenants on the tenant’s part and conditions contained in the Lease shall continue in full force and effect

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8.	The condition for re-entry contained in the Lease shall be exercisable as well in the event of a breach of the covenants on the part of the Tenant herein contained as on the happening of any the events mentioned in the said condition contained in the Lease

THIS DOCUMENT is executed as a Deed and is delivered on the date hereof.

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SIGNED AS A DEED

By the said Perseus Investments (Leicester) Limited

acting by:

Director	/s/ Director

Director/Secretary	/s/ Director/Secretary

SIGNED AS A DEED

by the said Hogg Robinson Plc

acting by:

Director	/s/ Director

~~Director~~/Secretary	/s/ Keith Burgess

SIGNED AS A DEED

by the said TRX Europe Limited

acting by:

Director	/s/ Timothy J. Severt

Director/Secretary	/s/ Director/Secretary

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DATED 1st March 2005

(1) HOGG ROBINSON PLC (1)

and

(2) TRX EUROPE LIMITED (2)

SUB UNDERLEASE OF

PREMISES RELATING TO PARTS OF THE GROUND FLOOR

PEGASUS HOUSE 17 BURLEYS WAY LEICESTER

shoosmiths

Regents Gate

Crown Street

Reading

Berks

RG1 2PQ

Tel: 08700 868800

Fax: 08700 868801

E-Mail: reading@shoosmiths.co.uk

Ref. : HLW

THIS LEASE DATED 1st March 2005

BETWEEN:

1.	HOGG ROBINSON PLC (company number 2107943) whose registered office is at Abbey House, 282 Farnborough Road, Farnborough, Hampshire, GU14 7NJ (“the Landlord”)

2.	TRX EUROPE LIMITED (Company Number 38417999) whose registered office is at Sutherland House Russell Way Crawley West Sussex RH10 1UH (“the Tenant”)

WHEREBY IT IS AGREED AS FOLLOWS:

1	DEFINITIONS

1.1	In this Lease the following words and expressions shall where the context so admits be deemed to have the following meanings:

“Arbitration”	means the following procedure:

	a)	where this Lease provides that in case of dispute the matter shall be referred to arbitration either party may by giving written notice to the other invoke this procedure

	b)	the matter in question shall be determined at the option of the Landlord either by an arbitrator or by an expert who shall be an independent valuer having experience of property being put to the same or similar use as the Demised Premises and of property in the same region in which the Demised Premises are situate such arbitrator or expert to be appointed in the absence of agreement by the President for the time being of the Royal Institution of Chartered Surveyors on the application of either party

	c)	in the case of an arbitration it shall be conducted in accordance with the Arbitration Act 1996 and the costs of the arbitration shall be in the award of the arbitrator whose decisions shall be final and binding on the parties hereto with the further provision that if the arbitrator shall die or decline to act the President for the time being of the royal Institution of Chartered Surveyors or the person acting on his behalf may on the application of either the Landlord or the Tenant by writing discharge the arbitrator and appoint another in his place

	d)	in the case of reference to an expert:

		i	the costs of the reference shall be in the award of the expert whose decision shall be final and binding on the parties

		ii	the expert shall afford to each of the parties an opportunity to make representations and counter representations to him and

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opportunity to make representations and counter representations to him and

		iii	if he shall die or delay or become unwilling unfit or incapable of acting or if for any other reason the President for the time being of the Royal Institution of Chartered Surveyors or the person acting on his behalf shall in his absolute discretion think fit the President on the application of either party may by writing discharge him and appoint another expert in his place

“Building”	means the land and buildings known as Pegasus House Burleys Way Leicester which is registered at H M Land Registry under Title Number LT114381

“Business Hours”	means the usual business or working hours of the Building which shall be 8.00 am to 6.30 pm on Mondays to Fridays (inclusive) (excluding Christmas Day Good Friday and all bank or public holidays) and such additional hours as may from time to time be specified by the Landlord in his absolute discretion

“Common Parts”	means the access ways pedestrian ways courtyards forecourts entrance halls passageways staircases lobbies landings lifts and any other amenities in the Building or within the curtilage thereof which are from time to time provided or designated by the Landlord for common use by the Tenants and occupiers of the Building and all persons expressly or by implication authorised by them but excluding the Lettable Areas

“Conduits”	means drains sewers conduits flues gutters gullies channels ducts shafts watercourses pipes cables wires mains and other conducting media or any of them

“Demised Premises”	means the property described in Schedule 1 and refers to each and every part of the Demised Premises including:

	b)	the internal plaster surfaces and finishes of all structural or load bearing walls and columns therein or which enclose the same but not any other part of such walls

	c)	the flooring raised floors and floor screeds so that the lower limit of the Demised Premises shall include such flooring raised floors and floor screeds but shall not extend to anything below them

	d)	the ceiling and ceiling finishes (including the whole of any false ceiling) so that the upper limit of the Demised Premises shall include such ceiling and ceiling finishes but shall not extend to anything above them

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	e)	all internal walls of the Demised Premises

	f)	all walls of the demised Premises which divide the Demised Premises from the remainder of the building up to one half of their depth severed vertically

	g)	all structures now or at any time during the term erected or in course of erection therein and each and every part thereof

	h)	all alterations additions and improvements from time to time made during the term

	i)	all the Landlord’s fixtures and fittings now or hereafter on the Demised Premises or any part thereof and fixtures of every kind which shall from time to time be in or upon the Demised Premises (whether originally affixed or fastened to or upon the same or otherwise) except such Tenant’s fixtures as can be removed from the Demised Premises without defacing the same

	j)	all sanitary and hot and cold water apparatus and equipment and the radiators (if any) therein

	k)	the window frames glass sash cords doors conducting media and electrical and heating installations within the confines of the Demised Premises

	I)	any conducting media that exclusively serve the Demised Premises but that are not within the provisions of (i) above

“Encumbrances”	means the restrictions stipulations covenants rights reservations provisions and other matters contained imposed by or referred to in the Property and Charges Register of the Title Number LT114381, the Superior Lease, the Head Lease and the Deed of Variation brief particulars of which are set out in Schedule 4

“Head Landlord”	means Leicester City Council and includes all its successors in title

“Headlease”	means the lease under which the Superior Landlord holds the Building dated 7th June 1973 and made between (1) the Lord Mayor Aldermen and Citizens of the City of Leicester and (2) Surplus Lands Development Company Limited as varied by a deed of variation dated 10th November 1980 and made between (1) Leicester City Council and (2) Hogg Robinson Group Limited

“Insurance Rent”	all amounts payable by the Landlord to the Superior Landlord under the Superior Lease in respect of insurance premiums for the Demised Premises

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“Insured Risks”	means fire storm tempest flood earthquake lightning explosion impact aircraft (other than hostile aircraft) and other aerial devices and articles dropped therefrom riot civil commotion and malicious damage bursting or overflowing of water tanks apparatus or pipes and such other risks as the Superior Landlord may in its reasonable discretion from time to time determine subject to such exclusions excesses and limitations as may be imposed by the Superior Landlord’s insurers and are normal for such policy

“Interest”	means interest at the rate of 4 per cent over the base rate of Barclays Bank Plc for the time being and from time to time prevailing (as well after as before judgment) or such other comparable rate as the Landlord may reasonably designate if the base rate shall cease to be published

“Landlord”	includes all persons entitled to the reversion immediately expectant upon the determination of this Lease

“Lease”	includes any instruments supplemental to it

“Lettable Areas”	means those parts of the Building leased or intended to be leased to occupational tenants

“Outgoings”	means all general rates water rates water charges and all existing and future rates taxes charges assessments impositions and outgoings whatsoever (whether parliamentary municipal parochial or otherwise) which are now or may at any time in the future be payable charged or assessed on property or the owner or occupier of property (other than taxes imposed on the Landlord in respect of the yearly rent reserved by this Lease or in respect of a disposal or dealing with the reversionary interest in the Demised Premises)

“Retained Parts”	means all parts of the Building which do not comprise Lettable Areas including but not limited to:-

	a)	the common parts

	b)	office and residential or other accommodation which may from time to time be reserved in the Building for staff

	c)	any parts of the Building reserved by the Landlord for the housing of plant machinery or otherwise in connection with or required for the provision of services

	d)	all conduits in upon over or under or exclusively serving the Building except any that form part of the Lettable Areas

	e)	the main structure of the Building and in particular but not by way of limitation the roof foundations external

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walls internal load bearing walls and the structural parts of the roofs ceilings and floors all party structures boundary walls railings and fences and all exterior parts of the Building and all roads pavements pavement lights and car parking areas (if any) within the curtilage of the Building

“Service Charge”	all amounts payable by the Landlord under the Superior Lease in respect of Service Charge (as defined in the Superior Lease)

“Superior Landlord”	means Perseus Investments Ltd and includes all its successors in title

“Superior Lease”	means the Lease under which the Landlord holds the Demised Premises dated 2 June 1993 and made between Hogg Group PLC (1) Hogg Robinson (Travel) Limited (2) and Hogg Robinson PLC (3)

“Surety”	any person who may from time to time guarantee any of the Tenant’s obligations under this Lease

“Surveyors”	means any person appointed by the Landlord or the Superior Landlord (including an employee or a group company and the person appointed by the Landlord or the Superior Landlord to collect the rents and manage the Building) to perform the function of a Surveyor for the purpose of this Lease

“Tenant”	includes the Tenant’s successors in title and assigns in whom this Lease shall for the time being be vested

“Term”	means the term of years granted by this Lease and any statutory continuation or extension of the term of years

“the 2003 Order”	the Regulatory Reform (Business Tenancies) (England and Wales) Order 2003 and any subsequent legislation of a similar nature

“the 1954 Act”	the Landlord and Tenant Act 1954 and any subsequent legislation of a similar nature

2	INTERPRETATION

2.1	In any case where the Tenant is placed under a restriction by reason of the covenants and conditions contained in this Lease the restriction shall be deemed to include the obligation on the Tenant not to permit or allow the infringement of the restriction by any person claiming rights to use enjoy or visit the Demised Premises through under or in trust for the Tenant

2.2	Words importing persons shall include firms companies and corporations and vice versa

2.3	References to any right of the Landlord to have access to or entry upon the Demised Premises for any reason shall be construed as extending to the Superior and Head Landlord and all persons authorised by the Landlord or the Superior and Head Landlord including agents professional advisers contractors workmen and others

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2.4	The clause and paragraph headings in this Lease are for ease of reference only and shall not be taken into account in the construction or interpretation of any covenant condition or proviso to which they refer

2.5	References in this Lease to a clause Schedule or paragraph are references where the context so admits to a clause Schedule or paragraph in this Lease and references in a Schedule to a paragraph are (unless the context otherwise requires) references to a paragraph of that Schedule

2.6	References in this Lease to any statutes or statutory instruments shall include and refer to any statute or statutory instrument amending consolidating or replacing them respectively from time to time and for the time being in force

2.7	Where the party of the second part to this Lease shall be two or more persons the expression “the Tenant” shall include the plural number and obligations in this Lease expressed or implied to be made with the Tenant or by the Tenant shall be deemed to be made with or by such persons jointly and severally

3	THE DEMISE

In consideration of the rent and the covenants reserved by and contained in this Lease:

3.1	the Landlord DEMISES to the Tenant:

3.1.1	ALL the Demised Premises

3.1.2	TOGETHER WITH so far as the landlord can grant the same the rights set out in Schedule 2 and

3.1.3	EXCEPT AND RESERVED to the Landlord, the Superior Landlord and the Head Landlord and all persons authorised by the Landlord or entitled thereto as stated in Schedule 3

3.1.4	SUBJECT TO the encumbrances referred to in Schedule 4

3.2	For a TERM commencing on [ ] and expiring on 24th July 2007 and

3.3	The Tenant PAYING during the Term without deduction

3.3.1	the yearly Rent by equal quarterly payments in advance on the usual quarter days in every year (the first or proportionate part of such payments in respect of the period commencing on the date of this Lease and ending on the quarter day next following to be made on the date of this Lease) of:-

a)	twelve thousand, five hundred and fifty pounds (£12,550) plus VAT thereon payable from the date hereof; until

b)	the date any rent payable by the Landlord pursuant to the Superior Lease is reviewed following conclusion of the 2002 rent review process, when the Rent shall be such revised rent as may be agreed between the Landlord and the Superior Landlord pursuant to the terms of the Superior Lease

3.3.2	as additional rent, on demand any difference between the sum of £12,550 and the rent payable pursuant to clause 3.3.1 (b) above for the period from [ ] until the date the rent in clause 3.3.1 (b) becomes payable, together within interest thereon pursuant to clause 6.7 of the Superior Lease.

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3.3.3	as additional rent on demand the monies payable by the Tenant under clause 4.3

3.3.4	as additional rent on demand the Insurance Rent

3.3.5	as additional rent the Service Charge and any VAT payable on it, on demand

3.3.6	the monies referred to in clause 4.1.2 and clause 4.21 on demand

4	TENANT’S COVENANTS

The Tenant covenants with the Landlord as follows:

4.1	Rents

4.1.1	To pay the yearly rent reserved by this Lease at the times and in the manner required under clause 3.3.1 and the additional rents reserved by this Lease at the times and in the manner specified in relation to each of them without any deductions

4.1.2	If the whole or any part of the rents and other monies due under this Lease shall remain unpaid after they shall have become due (in the case of the yearly rent whether formally demanded or not) to pay Interest on such rents (or part of the rents) and other monies as from the date they become due until they are paid to the Landlord (both before and after any judgment)

4.2	Outgoings

4.2.1	to pay and discharge all Outgoings in respect of the Demised Premises

4.2.2	To refund to the Landlord on demand (in case any of the Outgoings are payable charged or assessed on other property including the Demised Premises) a fair and proper proportion attributable to the Demised Premises such proportion to be fairly and properly determined by the Landlord or the Landlord’s Surveyor

4.2.3	With respect to the rating of unoccupied property if there occurs a period of vacancy of the Demised Premises which is continuing at the determination of this Lease then to indemnify the Landlord for the relevant amount – that is to say the amount of the unoccupied rate for the length of time that is equivalent to that part of the period of vacancy occurring before the determination of this Lease (but limited in any event to the length of time that the Demised Premises may be left unoccupied without incurring liability for rates)

4.2.4	To pay for all gas and electricity consumed on the Demised Premises and all connection charges for meters and all standing charges

4.3	Insurance

To pay the whole of any increase in the insurance premiums or expense of renewal payable by reason of any act or omission of the Tenant or any person deriving possession occupation or enjoyment of the Demised Premises through the Tenant and also the whole of any increase in the insurance premiums for the Demised Premises attributable to the character of the Tenant or to the particular use of the Demised Premises made by the Tenant and those deriving title under the Tenant or to the condition of the Demised Premises

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4.4	Repair

4.4.1	To repair cleanse and maintain and keep in good and substantial repair and condition fully cleansed and maintained the Demised Premises (damage by the Insured Risks excepted save to the extent that payment of the insurance moneys shall be withheld by reason of any act neglect or default of the Tenant or any undertenant or any person under its or their control)

4.4.2	The obligation in clause 4.5.1 extends to all improvements and additions made by the Tenant to the Demised Premises and all Landlord’s and Superior Landlord’s fixtures fittings and appurtenances of whatever nature affixed or fastened to the Demised Premises

4.4.3	The obligations in clause 4.5.1 do not extend to damage by Insured Risks unless and to the extent that the policies of insurance in respect of Insured Risks effected by the Superior Landlord are vitiated or the policy monies are withheld by reason of any act or omission of the Tenant its employees or agents

4.4.4	To pay on demand the sum equivalent to the loss of rent incurred by the Landlord and the Superior Landlord during such period as is reasonably required for the carrying out of works after the end of this Lease by reason of any breach of this sub-clause without prejudice to any other rights of the Landlord

4.5	Decorations

4.5.1	In every fifth year of the Term (commencing in 2002) and in the last three months of the Term howsoever determined to decorate the inside of the Demised Premises with two coats of good quality paint and with paper for those parts normally papered or other suitable and appropriate materials of good quality in a workmanlike manner such decorations in the last three months of the Term to be executed in such colours patterns and materials as the Landlord may reasonably and properly require

4.5.2	To keep the Demised Premises in a clean and tidy condition and to employ only competent and respectable persons to carry out such cleaning

4.6	Landlord’s Right of Inspection and Right of Repair

4.6.1	To permit the Landlord, the Superior Landlord and the Head Landlord and their servants or agents at all reasonable times upon reasonable prior notice (except in emergency) to enter to inspect and view the Demised Premises and examine their condition and also to take a schedule of fixtures in the Demised Premises

4.6.2	If any breach of covenant defects disrepair removal of fixtures or unauthorised alterations or additions shall be found upon such inspection for which the Tenant is liable then upon notice to the Tenant to execute all repairs works replacements or removals required within two months (or sooner if necessary) after the receipt of such notice to the reasonable satisfaction of the Landlord the Superior Landlord or the Head Landlord or their Surveyors

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4.6.3	In case of default it shall be lawful for workmen or agents of the Landlord the Superior Landlord or the Head Landlord to enter into the Demised Premises and execute such repairs works replacements or removals

4.6.4	To pay to the Landlord on demand all expenses so incurred with Interest from the date of expenditure until the date they are paid by the Tenant to the Landlord (such expenses and Interest to be recoverable as if they were rent in arrear)

4.7	Yield Up in Repair at the End of the Term

At the expiration or earlier determination of the Term or at such later time as the Landlord recovers possession of the Demised Premises from the Tenant:

4.7.1	quietly to yield up the Demised Premises (together with all additions and improvements to the Demised Premises and all fixtures which during the Term may be fixed or fastened to or upon the Demised Premises other than tenant’s fixtures removable by the Tenant) decorated repaired cleaned and kept in accordance with the Tenant’s covenants contained in this Lease (damage by Insured Risks excepted unless and to the extent that the policies of insurance in respect of Insured Risks effected by the Superior Landlord are vitiated or the policy monies are withheld by reason of any act or omission of the Tenant its employees or agents)

4.7.2	if so requested by the Landlord or the Superior Landlord to remove from the Demised Premises all the Tenant’s belongings – that is to say trade fixtures and fittings and all notices notice boards and signs bearing the name of or otherwise relating to the Tenant (including in this context any persons deriving title to the Demised Premises under the Tenant) or its business and

4.7.3	to make good to the satisfaction of the Landlord and the Superior Landlord all damage to the Demised Premises resulting from the removal of the Tenanat’s belogings from the demised permises

4.7.4	unless otherwise required by the Landlord or the Superior Landlord:

a)	to remove and make good all alterations or additions made to the Demised Premises during the Term to the reasonable satisfaction of the Landlord and the Superior Landlord and

b)	well and substantially to reinstate the Demised Premises to open plan offices in such manner as the Landlord or the Superior Landlord shall direct and to its reasonable satisfaction

4.8	Landlord’s Right of Entry for Repairs

4.8.1	To permit the Landlord and the agents workmen and others employed by the Landlord or by the other owners tenants or occupiers of any adjoining or neighbouring property at reasonable times after giving to the Tenant written notice (except in an emergency) to enter upon the Demised Premises:

a)	to alter maintain or repair adjoining premises or property of the Landlord or the Superior Landlord or person so entering or

b)	to construct alter maintain repair or fix anything serving such property and running through or on the Demised Premises or

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c)	to comply with an obligation to any third party having legal rights over the Demised Premises or

d)	in exercise of a right or to comply with an obligation of repair maintenance or renewal under this Lease or the Superior or Head Lease or

e)	in connection with the development of any adjoining or neighbouring land or premises including the right to build on or onto or in prolongation of any boundary wall of the Demised Premises

Provided That in exercising the foregoing right the Landlord (here meaning Hogg Robinson PLC or its successors in title only) shall cause as little interference as possible to the Demised Premises or the Tenant’s fixtures and fittings therein and shall as soon as reasonably practicable make good any damage caused to the Demised Premises or the fixtures and fittings by the exercise of the said right

4.8.2	Upon becoming aware of any defects in the building which are “relevant defects” for the purposes of section 4 of the Defective Premises Act 1972 to give notice of them to the Landlord

4.9	Alterations

4.9.1	Not to alter divide cut main injure or remove any of the principal or load bearing walls floors beams or columns of or enclosing the Demised Premises nor to make any other alterations or additions of a structural nature

4.9.2	Not to make any alterations or additions to the Landlord’s fixtures without obtaining the prior written consent of the Landlord and the Superior Landlord such consent of the Landlord not to be unreasonably withheld or delayed PROVIDED THAT nothing in this clause shall prevent the Tenant making alterations or additions of a non-structural nature to the Demised Premises without any such consent as aforesaid provided that prior to carrying out any alterations pursuant to this clause 4.9.2 the tenant shall comply with clause 4.9.3

4.9.3	The Tenant shall comply with the following conditions:

a)	Prior to the commencement of any such alterations or additions the Tenant shall obtain all Town Planning Bye Law and other necessary consents permissions certificates and approvals at its own expense which are or may be necessary for the carrying out of works and will carry out the works fully in compliance with such consents

b)	The Tenant will prior to the commencement of the works inform the Landlord and the Superior Landlord of the works and pay any increase in insurance premiums which may result or be required by reason thereof

c)	The Tenant will indemnify and keep the Landlord indemnified against any loss claims damages or expenses whatsoever arising by reason of the carrying out of the works

d)	The Tenant will carry out the works and complete the same in a good and workmanlike manner to the reasonable satisfaction of the Surveyor and also in compliance with any reasonable recommendation of the Surveyor

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4.9.4	Where the Landlord grants any such consent as aforesaid it may require the Tenant to enter into such covenants as may be required regarding the execution of such works and the reinstatement of the Demised Premises at the end or sooner determination of the Term

4.10	Alienation

4.10.1	Not to assign charge underlet share or part with part of the Demised Premises nor charge, share, underlet or part with the whole of the Demised Premises save by way of assignment pursuant to this clause 4.10

4.10.2	Not to assign the whole of the Demised Premises without the consent of the Landlord and the Superior Landlord (such consent of the Landlord not to be unreasonably withheld or delayed)

4.10.3	Upon any assignment to obtain (if the Landlord or the Superior Landlord shall so require) guarantors acceptable to the Landlord and the Superior Landlord for any assignee and to obtain a direct covenant by the assignee with the Landlord to observe and perform the covenants and conditions on the part of the Tenant contained in this Lease throughout the residue of the Term in such form as the Landlord shall require and a direct covenant by such guarantors in such form as the Landlord shall require

4.10.4	The foregoing provisions of this clause 4.10 shall not apply to any parting with possession or occupation or the sharing of occupation or sub-division of the Demised Premises to or with any member of a group of companies of which the Tenant is itself a member upon the conditions that:

a)	The interest in the Demised Premises so created shall be no more than a licence-at-will and shall not afford exclusive possession and

b)	The possession occupation or sub-division shall forthwith be determined if the Tenant and the relevant member shall cease for any reason whatsoever to be members of the same group of companies

And for this purpose two companies shall be taken to be members of a group if and only if one is a subsidiary of the other or both are subsidiaries of a third company “subsidiary” having the meaning assigned to it by section 736 of the Companies Act 1985

4.11	Registration of Dispositions of this Lease

Within twenty one days after the execution of any disposition of this Lease or the Demised Premises or upon any transmission by reason of a death or otherwise affecting the Demised Premises to produce to and leave with the Solicitors for the time being of the Landlord a certified copy of the deed instrument or other document of disposition and on each occasion to pay to such Solicitors a registration fee of £50.00 plus VAT PROVIDED THAT registration or any such deed instrument or other document shall be evidence of notification of such transaction to the Landlord but shall not require the Landlord to consider the terms of such transaction or the said deed instrument or other document and shall not be evidence that it has done so

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4.12	User

4.12.1	To use the premises for the purposes only of high class professional or commercial offices (excluding Government Departments) and not for any other purposes
4.12.2	Nothing contained in this lease shall imply or be treated as a warranty to the effect that the use of the Demised Premises for the purposes above mentioned is in compliance with all Town Planning laws and regulations now or from time to time in force

4.12.3	To ensure that at all times the Landlord has written notice of the name home addresses and home telephone number of at least two key holders of the Demised Premises

4.12.4	To provide the Landlord with a set of keys to the demised Premises to enable the Landlord or the Superior Landlord or its agents and others authorised by the Landlord or the Superior Landlord to enter the Demised Premises for security purposes or in case of emergency

4.13	Restrictions Affecting Use of the Demised Premises

4.13.1	Not to store in the Demised Premises any petrol or other specially inflammable explosive or combustible substance

4.13.2	Not to use the Demised Premises for any noxious noisy or offensive trade or business nor for any illegal or immoral act or purpose

4.13.3	Not to hold in or on the Demised Premises any exhibition public meeting or public entertainment

4.13.4	Not to do in or upon the Demised Premises anything which may be or grow to be a nuisance annoyance disturbance inconvenience or damage to the Landlord or to the owners tenants and occupiers of adjoining and neighbouring properties

4.13.5	Not to load or use the floors walls ceilings or structure of the Demised Premises in any manner which will cause strain damage or interference with the structural parts loadbearing framework roof foundations joists and external walls of the Demised Premises

4.13.6	Not to overload the electrical installation or Conduits in the Demised Premises

4.13.7	Not to do to omit to do anything which interferes with or which imposes an additional loading on any ventilation heating air conditioning or other plant or machinery serving the Demised Premises

4.13.8	Not to do anything whereby any policy of insurance on including or in any way relating to the Demised Premises taken out by the Landlord or the Superior Landlord may become void or voidable or whereby the rate of premium thereon may be increased but to provide efficient fire extinguishers of a type approved by the Landlord and to take such other precautions against fire as may be deemed necessary by the Landlord the Superior Landlord or its insurers

4.13.9	Not to permit the drains to be obstructed by oil grease or other deleterious matter but to keep the Demised Premises thoroughly cleaned and to clean the drains serving the Demised Premises as often as may be necessary

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4.13.10	Not to give any bill of sale or other preferential security on the stock in trade or personal chattels of the Tenant for the time being on or about the Demised Premises

4.13.11	Not to permit the Common Parts to be obstructed

4.13.12	Not to leave the Demised Premises continuously unoccupied for more than 30 days without:

a)	Notifying the Landlord and

b)	Providing and paying for such caretaking or security arrangements as the Landlord or the Superior Landlord shall reasonably require in order to protect the Demised Premises from vandalism theft or unlawful occupation

4.14	Advertisements and Signs

4.14.1	Not to place or display on the exterior of the demised Premises or on the windows or inside the Demised Premises so as to be visible from the exterior of the Demised Premises any name writing notice sign illuminated sign display of lights placard poster sticker or advertisement PROVIDED THAT the Tenant may display on the entrance door to the Demised Premises a suitable sign of a size and kind first approved by the Landlord and the Superior Landlord (or their Surveyors) showing the Tenant’s name and business or profession

4.14.2	If any name writing notice sign placard poster sticker or advertisement shall be placed or displayed in breach of these provisions to permit the Landlord or the Superior Landlord to enter the Demised Premises and remove such name writing notice sign placard poster sticker or advertisement and to pay to the Landlord on demand the expense of so doing

4.15	Encumbrances

To observe and perform the obligations and liabilities comprising the Encumbrances so far as they relate to the Demised Premises and are capable of being enforced and to indemnify and keep indemnified the Landlord against any liability whatsoever arising out of the breach non-observance or non-performance of such obligations and liabilities

4.16	Compliance with Statutes

4.16.1	To comply in all respects with the provisions of all statutes and instruments pursuant to them for the time being in force and requirements of any competent authority relating to the Demised Premises or anything done in or upon them by the Tenant and to indemnify the Landlord against all actions proceedings claims or demands which may be brought or made by reason of such statutes or requirements or any default in compliance with them

4.16.2	In particular but without prejudice to the generality of clause 4.16.1:

a)	To comply with all requirements under any present or future Act of Parliament order by-law or regulation as to the use or occupation of or otherwise concerning the Demised Premises

b)	To execute with all due diligence (commencing work within two months or sooner if necessary and then proceeding continuously) all works to the

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Demised Premises for which the Tenant is liable in accordance with this clause 4.16 and of which the Landlord or the Superior Landlord has given notice to the Tenant and

c)	If the Tenant shall not comply with clause 4.16.2(b) to permit the Landlord and the Superior Landlord to enter the Demised Premises to carry out such works and to pay to the Landlord on demand the expense of so doing (including surveyors’ and other professional advisers’ fees) together with Interest from the date of expenditure until payment by the Tenant to the Landlord (such monies to be recoverable as if they were rent in arrear)

d)	To pay to the Landlord on demand a due proportion of the amount (such proportion and amount to be certified by the Landlord’s surveyors whose certificate shall be conclusive) of any expense incurred by the Landlord in complying with the requirements of any statute or instrument pursuant thereto or the requirements of any competent authority in relation to the Building and to give notice forthwith to the Landlord of any notice or order or proposal for a notice or order served thereunder on the Landlord or any undertenant and if so required by the Landlord or the Superior Landlord to produce the same and at the joint expense of the parties join in making such representations in respect thereof as the Landlord or the Superior Landlord may require

4.17	Planning Permissions

4.17.1	Not without the consent in writing of the Landlord and the Superior Landlord to make any application under the Town and Country Planning Acts 1971 – 1990 to any local planning authority for permission to develop (including change of use of) the Demised Premises

4.17.2	To indemnify the Landlord against any development charges other charges and expenses payable in respect of such applications and to reimburse to the Landlord the costs it and the Superior Landlord may properly incur in connection with such consent

4.17.3	To pay to the Landlord on demand any sum or sums which may become payable in consequence of the use of the Demised Premises reverting to that existing prior to such application being made

4.17.4	Forthwith to give to the Landlord full particulars in writing of the grant of planning permission

4.17.5	Not to implement any planning permission if the Landlord or the Superior Landlord shall make reasonable objection to any of the conditions subject to which it has been granted

4.17.6	Notwithstanding any consent which may be granted by the Landlord under this lease not to carry out or make any alteration or addition to the Demised Premises or any change of use until:-

a)	all necessary notices under the Planning Acts have been served and copies produced to the Landlord

b)	any necessary permission under the Planning Acts has been obtained and produced to the Landlord and:

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c)	the Landlord and the Superior Landlord have acknowledged that the Planning Permission is acceptable to them PROVIDED THAT the Landlord or the Superior Landlord may refuse to acknowledge its acceptance of a planning permission on the grounds that any condition contained in it or anything omitted from it or the period referred to in it would in the reasonable opinion of the Landlord or the Superior Landlord be or be likely to be prejudicial to the Landlord’s or the Superior Landlord’s interest in the Demised Premises or the Building whether during or following the expiration of the Term

4.17.7	Unless the Landlord shall otherwise direct to carry out and complete before the expiration or sooner determination of the Term:

a)	any works stipulated to be carried out to the Demised Premises by a date subsequent to such expiration or determination as a condition of any planning permitted granted to the Tenant for any Development and begun before the expiration or sooner determination of the Term; and

b)	any Development begun upon the Demised Premises in respect of which the Landlord shall or may be or become liable for any charge or levy under the Planning Acts

4.18	Compliance with Town Planning Requirements

4.18.1	To perform and observe all the provisions and requirements of all statutes and regulations relating to Town and Country Planning in relation to the Demised Premises and to obtain any development or other consent which may be requisite by reason of the development of or on the Demised Premises by the Tenant

4.18.2	To indemnify the Landlord from and against any loss or expense suffered by the Landlord by reason of the Tenant’s failure to obtain any necessary development or other consents as aforesaid

4.18.3	To give full particulars to the Landlord of any notice or proposal for a notice or order or proposal for an order made given or issued to the Tenant under or by virtue of any statute or regulation relating to Town and Country Planning or otherwise within seven days of the receipt of any such by the Tenant and if so required by the Landlord to produce such notice or proposal for a notice or order to the Landlord

4.18.4	Forthwith to take all reasonable and necessary steps to comply with any such notice or order

4.18.5	At the request of the Landlord to make or join with the Landlord in making such objections or representations against or in respect of any proposal for such a notice or order as the Landlord or the Superior Landlord may deem expedient

4.19	Claims Made by Third Parties

To indemnify the Landlord against any claims proceedings or demands and the costs and expenses so incurred which may be brought against the Landlord or the Superior Landlord by any employees workpeople agents or visitors of the Tenant in respect of any accident loss or damage whatsoever to person or property howsoever caused or occurring in or upon the Demised Premises

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4.20	Expenses of the Landlord

To pay all expenses (including Solicitors’ costs and Surveyors’ fees) incurred by the Landlord and the Superior Landlord:

4.20.1	incidental to or in contemplation of the preparation and service of a Schedule of Dilapidations and/or a Notice under sections 146 and 147 of the Law of Property Act 1925 (whether or not any right or re-entry of forfeiture has been waived by the Landlord or a Notice served on the Tenant has been complied with or the Tenant has enjoyed relief under the Provisions of the said Act or forfeiture is avoided otherwise than by relief granted by the Court)

4.20.2	in the preparation and service upon the Tenant of any Notice (whether Statutory or otherwise) and the preparation of any schedule to accompany such Notice in relation to any breach of any covenant on the part of the Tenant hereunder whether served during or after termination of the term and taking steps subsequent to any such Notice

4.20.3	in the effecting of any forfeiture not requiring such Notices

4.20.4	in connection with the recovery of attempted recovery of arrears of rent or other sums due from the Tenant and in the levy or attempted levy of any distress

4.20.5	in connection with every application for any consent or approval made under this Lease whether or not such consent or approval shall be granted or given

4.21	Obstruction of Windows or Lights

4.21.1	Not to stop up darken or obstruct any windows or lights belonging to the Demised Premises or any other buildings belonging to the Landlord or the Superior Landlord nor permit any new windows light opening doorway path passage drain or other restriction encroachment or easement to be made

4.21.2	Not to permit any easement to be made or acquired into against or upon the Demised Premises

4.21.3	Where any such window light opening doorway path passage drain or other restriction encroachment or easement shall be made or attempted to be made or acquired forthwith to give notice of the circumstances to the Landlord and at the request of the Landlord or the Superior Landlord to adopt such course as may be reasonably required or deemed proper by the Landlord or the Superior Landlord for preventing any such restriction encroachment or the acquisition of any such easement

4.22	Cleaning and Insurance of Windows

4.22.1	To clean the glass in the windows of the Demised Premises in each month

4.22.2	To keep the plate glass in the windows of the Demised Premises insured in a sum equal to the full replacement cost against damage in reputable office determined by the Landlord in the joint names of the Landlord the Superior Landlord and the Tenant

4.22.3	Whenever required to produce to the Landlord the policy and the receipt for the last premium in respect of such insurance

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4.22.4	In case of the destruction of or damage to the plate glass windows to lay out the monies received in respect of such insurance in replacement with glass of the same quality and thickness as before and in case such monies shall be insufficient for such purpose to make good the deficiency out of the Tenant’s own monies

4.23	Value Added Tax

4.23.1	Where by virtue of any of the provisions of this Lease or at the Landlord’s election the Tenant is required to pay repay or reimburse to the Landlord or any person or persons any rent premium cost fee charge insurance expense or other sum or amount whatsoever in respect of the supply of any goods and/or services by the Landlord or the Superior Landlord or any other person or persons the Tenant shall also be required in addition to pay as additional rent or (as the case may be) keep the Landlord indemnified against:

a)	the amount of any Value Added Tax which may be chargeable in respect of such supply

b)	a sum or sums equal to the amount of Value Added Tax charged (for whatsoever reason or whether directly or indirectly) to the Landlord or such person or persons in connection with such supply

4.23.2	If at any time this Lease or any supply made under it is capable of being positive-rated for the purposes of Value Added Tax with or without the Tenant’s consent or whether or not at the Tenant’s election (whether or not the Landlord’s consent or election is also required) if required in writing by the Landlord so to do to give that consent or make that election and to complete such documentation as may be necessary or desirable to effect the same

4.23.3	References in this Lease to Value Added Tax shall include any other tax replacing or supplementing the same

4.24	Notices “To Let” and “For Sale”

To allow the Landlord the Superior Landlord or their agents to enter on the Demised Premises at any time:

4.24.1	within six months next before the expiration or earlier determination of the Term to fix upon the Demised Premises a notice board for re-letting the Demised Premises

4.24.2	to fix on some part of the Demised Premises a notice board for the sale of the interest of the Landlord

4.24.3	not to remove or obscure any such notice board and

4.24.4	to permit all persons authorised by the Landlord, the Superior Landlord or its agents to view the Demised Premises at reasonable hours upon prior appointment without interruption in connection with any such letting or sale

4.25	Irrecoverability of Insurance

In the event of the Demised Premises the Building or any such adjoining or contiguous property or any part thereof being destroyed or damaged by any of the Insured Risks and the insurance money under any insurance effected against the same by the Superior Landlord or

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the Landlord being wholly or partly irrecoverable by reason solely or in part of any act or default of the Tenant then and in every such case the Tenant will forthwith pay to the Landlord the sum so irrecoverable

4.26	Floor Covering

To keep the floors of the Demised Premises covered with carpet and maintain the same in good condition replacing it as necessary to the satisfaction of the Landlord and the Superior Landlord and at the end or sooner determination of the Term to yield up the Demised Premises with such carpet in such condition

4.27	Cleaners

Not to employ or continue to employ in or about the Demised Premises any office cleaners or window cleaners other than those approved by the Landlord such approval not to be unreasonably withheld

4.28	Common Parts

Not to use

4.28.1	the passenger lifts (“the lifts”) for the carrying of more persons than is indicated on the notices in the lifts or for the carrying of goods without the previous consent of the Landlord and not in any event to use the lifts for carrying loads (including passengers) exceeding the weight recommended by the manufacturers and to comply with all the requirements of the Landlord and the Superior Landlord to which any consent for the carrying of goods in the lifts may be made subject

4.28.2	the Common Parts for the bringing in or removal of any goods or articles which might occasion damage to such Common Parts or any part thereof without first providing adequate protection for the same

4.28.3	the Common Parts other than in a proper and careful manner and to make good any damage caused by improper or careless use and to indemnify the Landlord in respect thereof

4.29	Fire Precautions and Equipment

4.29.1	To comply with the requirements and recommendations of the fire authority the insurers of the Building, the Landlord and the Superior Landlord in relation to fire precautions affecting the Demised Premises

4.29.2	To keep the Demised Premises supplied and equipped with such fire fighting and extinguishing appliances as shall be required by any statute the fire authority or the insurers of the Building or as shall be reasonably required by the Landlord or the Superior Landlord (or at the Landlord’s option to pay to the Landlords on demand the cost of providing and installing any of the same) and such appliances shall be open to inspection by prior appointment and shall be maintained to the reasonable satisfaction of the Landlord and the Superior Landlord

4.29.3	Not to obstruct the access to or means of working of any fire fighting and extinguishing appliances or the means of escape from the Demised Premises or the Building in case of fire or other emergency

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4.30	To keep the Landlord fully indemnified from and against all actions proceedings claims demands losses costs expenses damages and liability arising in any way directly or indirectly out of the state of repair or user of the Demised Premises or any breach of the Tenants covenants contained in this Lease

4.31	Landlord’s Regulations

To comply with all reasonable regulations made by the Landlord or the Superior Landlord and notified to the Tenant in writing from time to time for the general management and security of the Building Common Parts and other areas used or to be used in common with others.

4.32	Taxation

4.32.1	Notwithstanding anything contained in this Lease not to do or in relation to the Demised Premises or any part thereof any act or thing in breach of its obligations hereunder (other than the payment of the rent reserved by this Lease) which shall render the Landlord or the Superior Landlord liable for any tax levy charge or other fiscal imposition of whatsoever nature and not to dispose of or deal with this Lease in such a way that the Landlord or the Superior Landlord shall become liable for any such tax levy charge or fiscal imposition

4.32.2	To indemnify the Landlord against all liability for any tax levy charge or other fiscal imposition of whatsoever nature including but not limited to penalties and interest on overdue tax and penalties for failure to give appropriate notices and information for which the Landlord or the Superior Landlord shall be liable as aforesaid and shall on demand pay to the Landlord the amount of the tax levy charge or fiscal imposition which in default of payment shall be recoverable from the Tenant as rent in arrear

4.33	Observe Headlease Covenants

4.33.1	To perform and observe all the covenants on the part of the Landlord contained in the deeds and documents listed in the Sixth Schedule so far as they relate to the Demised Premises and not expressly assumed by the Landlord in this Lease and to keep the Landlord indemnified against all actions claims demands costs expenses damages and liabilities in any way relating thereto

4.33.2	Not to do or omit or allow anything which might cause the Landlord to be in breach of the Superior Lease or which if don or omitted would or might be a breach of the covenants on the part of the tenant contained in the Superior Lease.

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5.1	Provisos

5.1.1	Forfeiture

a)	any or any part of the rents reserved by the Lease shall be unpaid for twenty one days after any of the days when they become due for payment (whether or not they shall have been lawfully demanded) or

b)	the Tenant shall at any time fail or neglect to perform or observe any of the covenants conditions or agreements contained in this Lease to be performed or observed by the Tenant or shall allow any distress or execution to be levied on the Tenant’s goods or

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c)	an event of insolvency shall occur in relation to the Tenant or one of the Tenants or any guarantor of the Tenant or one of the Tenants then and in any such case it shall be lawful for the Landlord or any person or persons duly authorised by the Landlord for that purpose to re-enter the Demised Premises or any part of them in the name of the whole and peaceably to repossess and enjoy the Demised Premises as if this Lease had not been made

5.1.2	Re-entry in exercise of the rights contained in clause 5.1.1 shall be without prejudice to any right of action or remedy of the Landlord in respect of any antecedent breach of any of the covenants by the Tenant contained in the Lease

5.1.3	The expression “an event of insolvency” in clause 5.1.1(c) includes (in relation to a company or other corporation which is the Tenant or one of the Tenants or a guarantor) inability of the company to pay its debts, entry into liquidation either compulsory or voluntary (except for the purpose of amalgamation or reconstruction), the passing of a resolution for a creditors winding up, the making of a proposal to the company and its creditors for a composition in satisfaction of its debts or a scheme of arrangement of its affairs, the application to the court for an administration order, and the appointment of a receiver or an administrative receiver, and (in relation to an individual who is the Tenant or a guarantor) inability to pay or having no reasonable prospect of being able to pay his debts, the presentation of a bankruptcy petition, the making of a proposal to his creditors for a composition in satisfaction of his debts or a scheme of an arrangement of his affairs, the application to the court for an interim order, and the appointment of a receiver or interim receiver, and in relation to the various events of insolvency they shall wherever appropriate be interpreted in accordance and conjunction with the relevant provisions of the Insolvency Act 1986

5.2	Rent Abatement

5.2.1	In case the Demised Premises or the Building or any part thereof shall be destroyed or damaged by any of the Insured Risks so as to render the Demised Premises or any part of them unfit for use and occupation or not reasonably accessible and the insurance shall not have been vitiated or payment of the policy monies refused in whole or in part as a result of some act or default of the Tenant or any undertenant or any person under its or their control then the rent first reserved by this Lease or a fair proportion thereof according to the nature and extent of the damage sustained shall be suspended until the Demised Premises or the part destroyed or damaged shall be again rendered fit for use and occupation and accessible or until the expiration of three (3) years from the date of the destruction or damage (whichever is the earlier)

5.2.2	Any dispute as to the amount or extent of such cesser of rent shall be referred to arbitration

5.3	Power for Landlord to Deal with Adjoining Property

The Landlord may deal as it may think fit with other property belonging to the Landlord adjoining or nearby and to erect or suffer to be erected on such property any buildings whatsoever whether or not such buildings shall affect or diminish the light or air which may now or at any time be enjoyed by the Tenant in respect of the Demised Premises

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5.4	Arbitration of Disputes between Tenants

Any dispute arising between the Tenant and other tenants or occupiers of the Building as to any easement quasi-easement right privilege or Conduit in connection with the Demised Premises or the Building shall be a fairly and reasonably determined by the Surveyor

5.5	Accidents

The Landlord shall not be responsible to the Tenant or the Tenant’s licensees nor to any other person for any accident happening or injury suffered in the Demised Premises

5.6	Compensation for Disturbance

Except to the extent that any statutory provision prohibits the Tenant’s right to compensation being reduced or excluded by agreement the Tenant shall not be entitled on quitting the Demised Premises to claim from the Landlord any compensation under the Landlord and Tenant Act 1954

5.7	Removal of Property after Determination of Term

5.7.1	If at such time as the Tenant has vacated the Demised Premises after the determination of this Lease any property of the Tenant shall remain in or on the Demised Premises and the Tenant shall fail to remove the same within 14 days after being requested by the Landlord so to do by a notice to that effect then the Landlord may as the agent of the Tenant sell such property and shall then hold the proceeds of sale after deducting the costs and expenses of removal storage and sale reasonably and properly incurred by it to the order of the Tenant

5.7.2	The Tenant shall indemnify the Landlord against any liability incurred by it to any third party whose property shall have been sold by the Landlord in the bona fide mistaken belief (which shall be presumed unless the contrary be proved) that such property belonged to the Tenant and was liable to be dealt with as such pursuant to this clause

5.8	Notices Consents and Approvals

5.8.1	Any Notice served under or in connection with this Lease shall be in writing and be properly served if compliance is made within the provisions of section 196 of the Law of Property Act 1925 (as amended by the Recorded Delivery Service Act 1962)

5.8.2	Any consent or approval under this Lease shall be required to be obtained before the act or event to which it applies is carried out or done and shall be effective only when the consent or approval is given in writing

5.9	Waiver

No acceptance or receipt of the rent by the Landlord in the knowledge of any breach of any of the Tenant’s covenants hereunder shall be or operate as a waiver wholly or partially of any such breach but such breach shall be a continuing breach of covenant and neither the Landlord nor any person taking any estate or interest under the Tenant shall be entitled to set up any such acceptance or receipt of rent by the Landlord as a defence in any action or proceedings by the Landlord

5.10	No Building Scheme

Any covenants herein contained of a restrictive nature do not form part of a building or letting scheme so as to be enforceable as such by the owners or occupiers of any other premises

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5.11	Restriction of Easements

The Tenant shall not at any time during the Term be or become entitled to any right or easement over any neighbouring property which would interfere with the user for any purpose of such property by the Landlord or the Superior Landlord or any persons claiming title under the Landlord

5.12	Premises Unfit for Use

5.12.1	If during the Term the Demised Premises or the Building shall be so destroyed or damaged by any of the Insured Risks as to render the Demised Premises or the Building completely unfit for use and occupation then the Landlord or the Tenant may determine this Lease by giving to the other not less than six (6) months’ written notice to be given not later than twelve (12) months after such destruction or damage and such determination to be without prejudice to any claim by either party against the other in respect of any antecedent breach of covenant PROVIDED ALWAYS that if this Lease shall be determined then the Landlord shall not be required to comply with its obligations in clause 6.2

5.12.2	If rebuilding and reinstatement shall be prevented for whatever reason for six (6) months after the date of the destruction or damage and if this Lease has not at that time been terminated by frustration the Landlord or the Tenant may at any time after the expiry of such six (6) months by written notice given to the other determine this demise but without prejudice to any claim by either party against the other in respect of any antecedent breach of covenant

5.12.3	Any dispute concerning the fitness of this Demised Premises for use by the Tenant shall be determined by reference to arbitration

5.13	Representation

The Tenant acknowledges that this Lease has not been entered into in reliance wholly or partly on any statement or representation made by or on behalf of the Landlord except any such statement or representation that is expressly set out in this Lease

6	LANDLORD’S COVENANTS

The Landlord COVENANTS with the Tenant as follows:

6.1	Quiet Enjoyment

That the Tenant paying the rents and performing the Tenant’s covenants reserved by and contained in this Lease may lawfully and peaceably enjoy the Demised Premises throughout the Term without any lawful suit eviction or interruption by the Landlord or by any person lawfully claiming through under or in trust for the Landlord

6.2	Superior Lease Covenants

6.2.1	To pay the rents reserved by the Superior Lease and to comply with the terms of it unless the Tenant is obliged to comply with them by virtue of this Lease.

6.2.2	At the request and cost of the Tenant to use reasonable endeavours to enforce the covenants on the part of the Landlord contained in the Superior Lease in so far as they relate to the Demised Premises.

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SCHEDULE 1

Description of the Demised Premises

Parts of the ground floor of the Building amounting to 1,793 square feet, which are shown for identification only edged red on the Plan numbered “1” (“Plan 1”) annexed hereto

SCHEDULE 2

Rights granted to the Tenant

1	The right for the Tenant and all persons expressly or by implication authorised by the Tenant (in common with the Landlord the Superior and Head Landlords and all persons having a like right) but subject to any existing or future reasonable regulations made by the Landlord or the Superior Landlord

1.1	to use the Common Parts shown edged blue on the Plan numbered 1 for all proper purposes in connection with the use and enjoyment of the Demised Premises

1.2	to use such of the passenger lifts in the Building as shall from time to time be designated for the Tenant’s use for the purpose only of obtaining access to and egress from the Demised Premises

1.3	to use such sufficient lavatories as shall from time to time be designated by the Landlord for the Tenant’s use

2	The free passage and running of the Services (subject to temporary interruption for repair alteration or replacement) to and from the Demised Premises through the conduits which are now laid or (within a period of 80 years from the date hereof) shall be laid in under or through other parts of the Building so far as any of the same are necessary for the reasonable use and enjoyment of the Demised Premises

3	The right of support and protection for the benefit of the Demised Premises as is now enjoyed from all other parts of the Building

SCHEDULE 3

Exceptions and Reservations

The following rights and easements are excepted and reserved out of the Demised Premises to the Landlord the Superior Landlord the Head Landlord and the tenants and occupiers of the Building and the adjoining property and all other persons authorised by the Landlord or the Superior or Head Landlord or having the like rights and easements

1	The free and uninterrupted passage and running of Service through the Conduits which are now or may at any time be in under or passing through or over the Demised Premises

2	The right at all reasonable times upon reasonable prior notice except in cases of emergency to enter (or in cases of emergency or after the giving of reasonable notice during the Tenant’s absence to break and enter) the Demised Premises in order to:-

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[GRAPHIC APPEARS HERE]

2.1	inspect cleanse maintain repair connect remove lay renew relay replace with others alter or execute any works whatever to or in connection with the Conduits and any other services

2.2	execute repairs decorations alterations and any other works and to make installations to the Demised Premises the Building or the Adjoining Property or to do anything whatsoever which the Landlord may or must do under this Lease without payment of compensation for any nuisance annoyance inconvenience or damage caused PROVIDED THAT the Landlord or the person exercising the foregoing rights shall make good as soon as reasonably practicable any damage thereby caused to the Demised Premises or the Tenant’s fixtures and fittings and stock

3	The right to erect scaffolding for the purpose of repairing or cleaning the Building and any buildings now or hereafter erected on the Adjoining Property or in connection with the exercise of any of the rights mentioned in this Schedule notwithstanding that such scaffolding may temporarily restrict the access to or enjoyment and use of the Demised Premises

4	The rights of light air support protection and shelter and all other easements and rights now or hereafter belonging to or enjoyed by other parts of the Building or the Adjoining Property

5	Full right and liberty for the Superior or Head Landlord at any time hereafter to raise the height of or make any alterations or additions or execute any other works whatsoever to the Building or any buildings on any adjoining property or to erect any new buildings of any height on the adjoining property in such manner as the Superior Landlord or the person exercising the right shall think fit notwithstanding the fact that the same may obstruct affect or interfere with the amenity of or access to the Demised Premises or otherwise affect any other liberties privileges easements and quasi-easements or other advantage which may from time to time benefit or reputedly benefit the Demised Premises

6	The right to enter the Demised Premises (in time of emergency or during fire-drills) for the purpose of obtaining access to or using any of the fire escapes or routes of escape in the Building whether or not in existence at the date hereof

SCHEDULE 4

Deeds and documents containing matters to which the Demised Premises are subject

Document	Date	Details of Parties
Lease	7 June 1973	The Lord Mayor Aldermen and Citizens of the City of Leicester (1) Surplus Lands Development Company Limited (2)

Deed of Variation	10 November 1980	Leicester City Council (1) Hogg Robinson Group Limited (2)

Lease	2 June 1993	Hogg Group PLC (1) Hogg Robinson (Travel) Ltd (2) Hogg

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Robinson PLC (3)

THE COMMON SEAL of HOGG ROBINSON PLC	)	[SEAL]
was affixed TO THIS DEED in the presence of	)
[ ] and	)
[ ]	)

/s/ Director
Director

/s/ Keith Burgess
~~Director~~/Secretary

27

THE COMMON SEAL of TRX EUROPE LIMITED	)	[SEAL]
was affixed TO THIS DEED in the presence of	)
[ ] and	)
[ ]	)

/s/ Timothy J. Severt
Director

/s/ Director/Secretary
Director/Secretary

28

THIS LICENCE is made the First day of March Two Thousand and Five

BETWEEN

(1)	PERSEUS INVESTMENTS (LEICESTER) LIMITED (04305355) whose registered office is at 11 Bowling Green Street Leicester (hereinafter called “the Lessor”)

(2)	CALL CENTRE ENTERPRISES LIMITED (01470459) whose registered office is at Abbey House 282 Farnborough Road Farnborough Hampshire GU14 7NJ (hereinafter called “the Lessee”)

(3)	TRX EUROPE LIMITED (3841799) whose registered office is at Sutherland House Russell Way Crawley West Sussex RH10 1UH (hereinafter called “the Under Lessee”)

WHEREAS:

1.	In this Licence

1.1	“the Lease” means a lease dated 2nd June 1993 between the Hogg Group PLC (1) and Hogg Robinson Financial Services Limited (2) and Hogg Robinson PLC(3) by which the Premises were demised to the Lessee for a term of years commencing on 12th October 1992 and ending on 27th July 2007.

1.2	“the Premises” means the premises demised by and more particularly referred to in the Lease known as Ground Floor Pegasus House Burleys Way Leicester

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1.3	The expressions “the Lessor” and “the Lessee” include their respective successors in title

1.4	“the Under Lease” means the under lease authorised in this Licence

1.5	Where the context so admits words importing the masculine gender shall include the feminine and vice versa, words importing persons shall include companies and vice versa and words implying the singular only shall include the plural and vice versa

2.	This Licence is supplemental to the Lease

3.	The Lease contains a covenant on the part of the Lessee not to underlet the demised premises without the Lessor’s consent

4.	In consideration of the covenants contained in this Licence, the Lessor has agreed to grant to the Lessee the licence for such an underletting.

NOW THIS DEED WITNESSETH as follows: -

1.	IN consideration of the covenants hereinafter contained the Lessor hereby grants to the Lessee Licence to grant to the Underlessee the Underlease subject as hereinafter appears

2.	The Lessee for itself and its successors in title hereby covenants with the Landlord that:

2.1	The Underlease will be in the form annexed and will contain:

2.1.1	such covenants and conditions as are necessary to ensure that it is consistent with the terms of the Lease (including rent review provisions and decoration clauses)

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2.1.2	a covenant on the part of the Underlessee not to agree to underlet charge share or part with possession or occupation of the whole or any part of the Premises

2.1.3	a covenant on the part of the Underlessee not to assign the whole or any part of the Premises without the prior written consent of the Lessor (not to be unreasonable withheld or delayed)

2.2	The Lessee will not at any time either expressly or by implication knowingly vary waive or permit or suffer any breach of any covenants conditions and provisions to be contained and provided for in the Underlease but will (unless the Lessor’s consent in writing is obtained first) take such reasonable action as may be required to enforce such covenants conditions and provisions

2.3	The Lessee shall not without the prior written consent of the Lessor, accept any surrender of the Underlease, such consent not to be unreasonably withheld or delayed

2.4	The Underlease will be excluded from the provisions of Section 24-28 of the Landlord and Tenant Act 1954

3.	The Underlessee with effect from the date of the Underlease and throughout the term thereby created will observe and perform all the covenants on the part of the tenant to be observed and performed in the Underlease.

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4.	The Lessee covenants with the Lessor that they shall pay the Lessor’s reasonable and proper costs charges fees and expenses totalling £500.00 plus VAT, incurred in the granting of the consent and the preparation of such documentation as is necessary as to give effect to this Licence

5.	The Underlessee covenants with the Lessor that within twenty one days after completion of the Underlease the Underlessee shall give written notice to the Lessor of the date on which the Underlease was completed and pay the Lessor’s Solicitors reasonable registration fee of forty pounds plus VAT

6.	If the Underlease is not completed within twenty eight days after the date hereof and otherwise in accordance with this Licence, the provisions of this Licence (save for clause 5) shall immediately determine and cease to have effect but without prejudice to any accrued right of action vested in the Lessor in respect of or arising from any breach by the Lessee of its obligations under this Licence prior to that date

PROVIDING ALWAYS

7.	Nothing in this Licence shall waive or be deemed to have waived any breach of the obligations of the Lessee under the Lease which may have occurred prior to the date hereof or authorise or be deemed to have authorised any further underletting or other act omission or thing other than the Underlease and the covenants on the tenant’s part and

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SIGNED AS A DEED

By the said Perseus Investments (Leicester) Limited

acting by:

Director	/s/ Director

Director/Secretary	/s/ Director/Secretary

SIGNED AS A DEED

by the said Call Centre Enterprises

acting by:

Director	/s/ Director

~~Director~~/Secretary	/s/ Secretary

SIGNED AS A DEED

by the TRX Europe Limited

acting by:

Director	/s/ Timothy J. Severt

Director/Secretary	/s/ Director/Secretary

6

DATED 1st March 2005

(1) CALL CENTRE ENTERPRISES LTD

and

(2) TRX EUROPE LIMITED

LEASE OF

PREMISES RELATING TO PARTS OF THE GROUND FLOOR

PEGASUS HOUSE 17 BURLEYS WAY LEICESTER

shoosmiths

Regents Gate

Crown Street

Reading

Berks

RG1 2PQ

Tel: 08700 868800

Fax: 08700 868801

E-Mail: reading@shoosmiths.co.uk

Ref. : HLW

THIS LEASE DATED 1st March 2005

BETWEEN:

1.	CALL CENTRE ENTERPRISES LIMITED (Company Number 1470459) whose registered office is at Abbey House, 282 Farnborough Road, Farnborough, Hampshire, GU14 7NJ (“the Landlord”)

2.	TRX EUROPE LIMITED (Company Number 38417999) whose registered office is at Sutherland House Russell Way Crawley West Sussex RH10 1UH (“the Tenant”)

WHEREBY IT IS AGREED AS FOLLOWS:

1	DEFINITIONS

1.1	In this Lease the following words and expressions shall where the context so admits be deemed to have the following meanings:

“Arbitration”	means the following procedure:

	a)	where this Lease provides that in case of dispute the matter shall be referred to arbitration either party may by giving written notice to the other invoke this procedure

	b)	the matter in question shall be determined at the option of the Landlord either by an arbitrator or by an expert who shall be an independent valuer having experience of property being put to the same or similar use as the Demised Premises and of property in the same region in which the Demised Premises are situate such arbitrator or expert to be appointed in the absence of agreement by the President for the time being of the Royal Institution of Chartered Surveyors on the application of either party

	c)	In the case of an arbitration it shall be conducted in accordance with the Arbitration Acts 1996 and the costs of the arbitration shall be in the award of the arbitrator whose decisions shall be final and binding on the parties hereto with the further provision that if the arbitrator shall die or decline to act the President for the time being of the royal Institution of Chartered Surveyors or the person acting on his behalf may on the application of either the Landlord or the Tenant by writing discharge the arbitrator and appoint another in his place

	d)	In the case of reference to an expert:

		i	The costs of the reference shall be in the award of the expert whose decision shall be final and binding on the parties

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		ii	The expert shall afford to each of the parties an opportunity to make representations and counter representations to him and

		iii	If he shall die or delay or become unwilling unfit or incapable of acting or if for any other reason the President for the time being of the Royal Institution of Chartered Surveyors or the person acting on his behalf shall in his absolute discretion think fit the President on the application of either party may by writing discharge him and appoint another expert in his place

“Building”	means the land and buildings known as Pegasus House Burleys Way Leicester which is registered at H M Land Registry under Title Number LT114381

“Business Hours”	means the usual business or working hours of the Building which shall be 8.00 am to 6.30 pm on Mondays to Fridays (inclusive) (excluding Christmas Day Good Friday and all bank or public holidays) and such additional hours as may from time to time be specified by the Landlord in his absolute discretion

“Common Parts”	means the access ways pedestrian ways courtyards forecourts entrance halls passageways staircases lobbies landings lifts and any other amenities in the Building or within the curtilage thereof which are from time to time provided or designated by the Landlord for common use by the Tenants and occupiers of the Building and all persons expressly or by implication authorised by them but excluding the Lettable Areas

“Conduits”	means drains sewers conduits flues gutters gullies channels ducts shafts watercourses pipes cables wires mains and other conducting media or any of them

“Demised Premises”	means the property described in Schedule 1 and refers to each and every part of the Demised Premises including:-

	b)	the internal plaster surfaces and finishes of all structural or load bearing walls and columns therein or which enclose the same but not any other part of such walls

	c)	the flooring raised floors and floor screeds so that the lower limit of the Demised Premises shall include such flooring raised floors and floor screeds but shall not extend to anything below them

d)	the ceiling and ceiling finishes (including the whole of any false ceiling) so that the upper limit of the Demised Premises shall include such ceiling and ceiling finishes but shall not extend to anything above them

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	e)	all internal walls of the Demised Premises

	f)	all walls of the demised Premises which divide the Demised Premises from the remainder of the building up to one half of their depth severed vertically

	g)	all structures now or at any time during the term erected or in course of erection therein and each and every part thereof

	h)	all alterations additions and improvements from time to time made during the term

	i)	all the Landlord’s fixtures and fittings now or hereafter on the Demised Premises or any part thereof and fixtures of every kind which shall from time to time be in or upon the Demised Premises (whether originally affixed or fastened to or upon the same or otherwise) except such Tenant’s fixtures as can be removed from the Demised Premises without defacing the same

	j)	all sanitary and hot and cold water apparatus and equipment and the radiators (if any) therein

	k)	the window frames glass sash cords doors conducting media and electrical and heating installations within the confines of the Demised Premises

	l)	any conducting media that exclusively serve the Demised Premises but that are not within the provisions of (i) above

“Encumbrances”	means the restrictions stipulations covenants rights reservations provisions and other matters contained imposed by or referred to in the Property and Charges Register of the Title Number LT114381, the Superior Lease, the Head Lease, the Deed of Variation and other documents brief particulars of which are set out in Schedule 4

“Head Landlord”	means Leicester City Council and includes all its successors in title

“Headlease”	means the lease under which the Superior Landlord holds the Building dated 7th June 1973 and made between (1) the Lord Mayor Aldermen and Citizens of the City of Leicester and (2) Surplus Lands Development Company Limited as varied by a deed of variation dated 10th November 1980 and made between (1) Leicester City Council and (2) Hogg Robinson Group Limited

“Insured Risks”	means fire storm tempest flood earthquake lightning explosion impact aircraft (other than hostile aircraft) and other aerial

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devices and articles dropped therefrom riot civil commotion and malicious damage bursting or overflowing of water tanks apparatus or pipes and such other risks as the Landlord may in its reasonable discretion from time to time determine subject to such exclusions excesses and limitations as may be imposed by the insurers and are normal for such policy

“Interest”	means interest at the rate of 4 per cent over the base rate of Barclays Bank Plc for the time being and from time to time prevailing (as well after as before judgment) or such other comparable rate as the Landlord may reasonably designate if the base rate shall cease to be published

“Landlord”	includes all persons entitled to the reversion immediately expectant upon the determination of this Lease

“Lease”	includes any instruments supplemental to it

“Lettable Areas”	means those parts of the Building leased or intended to be leased to occupational tenants

“Outgoings”	means all general rates water rates water charges and all existing and future rates taxes charges assessments impositions and outgoings whatsoever (whether parliamentary municipal parochial or otherwise) which are now or may at any time in the future be payable charged or assessed on property or the owner or occupier of property (other than taxes imposed on the Landlord in respect of the yearly rent reserved by this Lease or in respect of a disposal or dealing with the reversionary interest in the Demised Premises)

“Retained Parts”	means all parts of the Building which do not comprise Lettable Areas including but not limited to:-

	a)	the common parts

	b)	office and residential or other accommodation which may from time to time be reserved in the Building for staff

	c)	any parts of the Building reserved by the Landlord for the housing of plant machinery or otherwise in connection with or required for the provision of services

	d)	all conduits in upon over or under or exclusively serving the Building except any that form part of the Lettable Areas

	e)	the main structure of the Building and in particular but not by way of limitation the roof foundations external walls internal load bearing walls and the structural parts of the roofs ceilings and floors all party structures boundary walls railings and fences and all

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exterior parts of the Building and all roads pavements pavement lights and car parking areas (if any) within the curtilage of the Building

“Service Charge”	means all amounts payable by the Landlord under the Superior Lease in respect or service charge (as defined in the Superior Lease) being the Advance Payment and any balancing payment as defined and referred to in the Superior Lease

“Superior Landlord”	means Perseus Investments Limited and includes all its successors in title

“Superior Lease”	means the Lease under which the Landlord holds the Demised Premises dated 2 June 1993 and made between Hogg Group PLC (1) Hogg Robinson Financial Services Ltd (2) Hogg Robinson PLC (3)

“Surety”	any person who may from time to time guarantee all or any of the Tenant’s obligations under this Lease

“Surveyors”	means any person appointed by the Landlord or the Superior Landlord (including an employee or a group company and the person appointed by the Landlord to collect the rents and manage the Building) to perform the function of a Surveyor for the purpose of this Lease

“Tenant”	includes the Tenant’s successors in title and assigns in whom this Lease shall for the time being be vested

“Term”	means the term of years granted by this Lease and any statutory continuation or extension of the term of years

“the 1954 Act”	the Landlord and Tenant Act 1954 and any subsequent legislation of a similar nature

“the 2003 Order”	the Regulatory Reform (Business Tenancies) (England and Wales) Order 2003 and any subsequent legislation of a similar nature

2	INTERPRETATIONS OF RESTRICTIONS ON THE TENANT

2.1	In any case where the Tenant is placed under a restriction by reason of the covenants and conditions contained in this Lease the restriction shall be deemed to include the obligation on the Tenant not to permit or allow the infringement of the restriction by any person claiming rights to use enjoy or visit the Demised Premises through under or in trust for the Tenant

2.2	Words importing persons shall include firms companies and corporations and vice versa

2.3	References to any right of the Landlord to have access to or entry upon the Demised Premises shall be construed as extending to the Superior Landlord and all persons authorised by the Landlord or the Superior Landlord including agents professional advisers contractors workmen and others

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2.4	The clause and paragraph headings in this Lease are for ease of reference only and shall not be taken into account in the construction or interpretation of any covenant condition or proviso to which they refer

2.5	References in this Lease to a clause Schedule or paragraph are references where the context so admits to a clause Schedule or paragraph in this Lease and references in a Schedule to a paragraph are (unless the context otherwise requires) references to a paragraph of that Schedule

2.6	References in this Lease to any statutes or statutory instruments shall include and refer to any statute or statutory instrument amending consolidating or replacing them respectively from time to time and for the time being in force

2.7	Where the party of the second part to this Lease shall be two or more persons the expression “the Tenant” shall include the plural number and obligations in this Lease expressed or implied to be made with the Tenant or by the Tenant shall be deemed to be made with or by such persons jointly and severally

3	THE DEMISE

In consideration of the rent and the covenants reserved by and contained in this Lease and at the request of the Surety:

3.1	the Landlord DEMISES to the Tenant:

3.1.1	ALL the Demised Premises

3.1.2	TOGETHER WITH (so far as the landlord can grant the same) the rights set out in Schedule 2 and

3.1.3	EXCEPT AND RESERVED to the Landlord the Superior Landlord and the Head Landlord and all persons authorised by the Landlord or entitled thereto as stated in Schedule 3

3.1.4	SUBJECT TO the encumbrances referred to in Schedule 4

3.2	For a TERM commencing on [ ] and expiring on 24 July 2007 and

3.3	The Tenant PAYING during the Term without deduction

3.3.1	the yearly Rent by equal quarterly payments in advance on the usual quarter days in every year (the first or proportionate part of such payments in respect of the period commencing on the date of this Lease and ending on the quarter day next following to be made on the date of this Lease) of :-

a)	twenty seven thousand, seven hundred and sixty two pounds (£27,762) plus VAT thereon payable from the date hereof; until

b)	the date any rent payable by the Landlord pursuant to the Superior Lease is reviewed following conclusion of the 2002 rent review process, when the Rent shall be such revised rent as may be agreed between the Landlord and the Superior Landlord pursuant to the terms of the Superior Lease

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3.3.2	as additional rent, on demand any difference between the sum of £27,762 and the rent payable pursuant to clause 3.3.1(b) above for the period from [ ] until the date the rent in clause 3.3.1 (b) becomes payable, together with interest thereon pursuant to clause 6.7 of the Superior Lease.

3.3.3	as additional rent on demand the monies payable by the Tenant under clause 4.3

3.3.4	as additional rent on demand the Insurance Rent

3.3.5	as additional rent the Service Charge and any VAT payable on it, on demand

3.3.6	the monies referred to in clause 4.1.2 and clause 4.20 on demand

4	TENANT’S COVENANTS

The Tenant covenants with the Landlord as follows:-

4.1	Rent

4.1.1	To pay the yearly rent reserved by this Lease at the times and in the manner required under clause 3.3.1 and the additional rents reserved by this Lease at the times and in the manner specified in relation to each of them

4.1.2	If the whole or any part of the rents and other monies due under this Lease shall remain unpaid after they shall have become due (in the case of the yearly rent whether formally demanded or not) to pay Interest on such rents (or part of the rents) and other monies as from the date they become due until they are paid to the Landlord (both before and after any judgment)

4.2	Outgoings

4.2.1	To pay and discharge all Outgoings in respect of the Demised Premises

4.2.2	To refund to the Landlord on demand (in case any of the Outgoings are payable charged or assessed on other property including the Demised Premises) a fair and proper proportion attributable to the Demised Premises such proportion to be fairly and properly determined by the Landlord or the Landlord’s Surveyor

4.2.3	With respect to the rating of unoccupied property if there occurs a period of vacancy of the Demised Premises which is continuing at the determination of this Lease then to indemnify the Landlord for the relevant amount – that is to say the amount of the unoccupied rate for the length of time that is equivalent to that part of the period of vacancy occurring before the determination of this Lease (but limited in any event to the length of time that the Demised Premises may be left unoccupied without incurring liability for rates)

4.2.4	To pay for all gas and electricity consumed on the Demised Premises and all connection charges for meters and all standing charges

4.3	Insurance Premium

To pay the whole of any increase in the insurance premiums or expense of renewal payable by reason of any act or omission of the Tenant or any person deriving possession occupation or enjoyment of the Demised Premises through the Tenant and also the whole of any

8

increase in the insurance premiums for the Demised Premises attributable to the character of the Tenant or to the particular use of the Demised Premises made by the Tenant and those deriving title under the Tenant or to the condition of the Demised Premises

4.4	Repair

4.4.1	To repair cleanse and maintain and keep in good and substantial repair and condition fully cleansed and maintained the Demised Premises (damage by the Insured Risks excepted save to the extent that payment of the insurance moneys shall be withheld by reason of any act neglect or default of the Tenant or any undertenant or any person under its or their control)

4.4.2	The obligation in clause 4.4.1 extend to all improvements and additions made by the Tenant to the Demised Premises and all Superior Landlord’s and Landlord’s fixtures fittings and appurtenances of whatever nature affixed or fastened to the Demised Premises

4.4.3	The obligations in clause 4.4.1 do not extend to damage by Insured Risks unless and to the extent that the policies of insurance in respect of Insured Risks effected by the Superior Landlord are vitiated or the policy monies are withheld by reason of any act or omission of the Tenant its employees or agents

4.4.4	To pay on demand the sum equivalent to the loss of rent incurred by the Landlord and the Superior Landlord during such period as is reasonably required for the carrying out of works after the end of this Lease by reason of any breach of this sub-clause without prejudice to any other rights of the Landlord

4.5	Decorations

4.5.1	In every fifth year of the Term (commencing in 2002) and in the last three months of the Term howsoever determined to decorate the inside of the Demised Premises with two coats of good quality paint and with paper for those parts normally papered or other suitable and appropriate materials of good quality in a workmanlike manner such decorations in the last three months of the Term to be executed in such colours patterns and materials as the Landlord may reasonably and properly require

4.5.2	To keep the Demised Premises in a clean and tidy condition and to employ only competent and respectable persons to carry out such cleaning

4.6	Landlord’s Right of Inspection and Right of Repair

4.6.1	To permit the Landlord, the Superior Landlord, the Head Landlord and their servants or agents at all reasonable times upon reasonable prior notice (except in emergency) to enter into inspect and view the Demised Premises and examine their condition and also to take a schedule of fixtures in the Demised Premises

4.6.2	If any breach of covenant defects disrepair removal of fixtures or unauthorised alterations or additions shall be found upon such inspection for which the Tenant is liable then upon notice to the Tenant to execute all repairs works replacements or removals required within two months (or sooner if necessary) after the receipt of such notice to the reasonable satisfaction of the Landlord, the Superior Landlord or the Head Landlord as appropriate or their Surveyors

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4.6.3	In case of default it shall be lawful for workmen or agents of the Landlord, the Superior Landlord or the Head Landlord to enter into the Demised Premises and execute such repairs works replacements or removals

4.6.4	To pay to the Landlord, the Superior Landlord or the Head Landlord on demand all expenses so incurred with Interest from the date of expenditure until the date they are paid by the Tenant to the Landlord (such expenses and Interest to be recoverable as if they were rent in arrear)

4.7	Yield Up in Repair at The End of The Term

At the expiration or earlier determination of the Term or at such later time as the Landlord recovers possession of the Demised Premises from the Tenant:

4.7.1	quietly to yield up the Demised Premises (together with all additions and improvements to the Demised Premises and all fixtures which during the Term may be fixed or fastened to or upon the Demised Premises other than tenant’s fixtures removable by the Tenant) decorated repaired cleaned and kept in accordance with the Tenant’s covenants contained in this Lease (damage by Insured Risks excepted unless and to the extent that the policies of insurance in respect of Insured Risks effected by the Superior Landlord are vitiated or the policy monies are withheld by reason of any act or omission of the Tenant its employees or agents)

4.7.2	if so requested by the Landlord or the Superior Landlord to remove from the Demised Premises all the Tenant’s belongings – that is to say trade fixtures and fittings and all notices notice boards and signs bearing the name of or otherwise relating to the Tenant (including in this context any persons deriving title to the Demised Premises under the Tenant) or its business and

4.7.3	to make good to the satisfaction of the Landlord and the Superior Landlord all damage to the Demised Premises resulting from the removal of the Tenant’s belongings from the demised Premises

4.7.4	unless otherwise required by the Landlord or the Superior Landlord:

a)	to remove and make good all alterations or additions made to the Demised Premises during the Term to the reasonable satisfaction of the Landlord and the Superior Landlord and

b)	well and substantially to reinstate the Demised Premises to open plan offices in such manner as the Landlord or the Superior Landlord shall direct and to its reasonable satisfaction

4.8	Landlord’s Right of Entry for Repairs Etc

4.8.1	To permit the Landlord and the agents workmen and others employed by the Landlord or by the other owners tenants or occupiers of any adjoining or neighbouring property at reasonable times after giving to the Tenant written notice (except in an emergency) to enter upon the Demised Premises:

a)	To alter maintain or repair adjoining premises or property of the Landlord the Superior Landlord or person so entering or

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b)	To construct alter maintain repair or fix anything serving such property and running through or on the Demised Premises or

c)	To comply with an obligation to any third party having legal rights over the Demised Premises or

d)	In exercise of a right or to comply with an obligation of repair maintenance or renewal under this Lease or the Superior or Head Lease or

e)	In connection with the development of any adjoining or neighbouring land or premises including the right to build on or onto or in prolongation of any boundary wall of the Demised Premises

Provided That in exercising the foregoing right the Landlord (here meaning Hogg Robinson PLC or its successors in title only) shall cause as little interference as possible to the Demised Premises or the Tenant’s fixtures and fittings therein and shall as soon as reasonably practicable make good any damage caused to the Demised Premises or the fixtures and fittings by the exercise of the said right

4.8.2	Upon becoming aware of any defects in the building which are “relevant defects” for the purposes of section 4 of the Defective Premises Act 1972 to give notice of them to the Landlord

4.9	Alterations

4.9.1	Not to alter divide cut main injure or remove any of the principal or load bearing walls floors beams or columns of or enclosing the Demised Premises nor to make any other alterations or additions of a structural nature

4.9.2	Not to make any alterations or additions to the Landlord’s fixtures without obtaining the prior written consent of the Landlord and the Superior Landlord such consent of the Landlord not to be unreasonably withheld or delayed PROVIDED THAT nothing in this clause shall prevent the Tenant making alterations or additions of a non-structural nature to the Demised Premises without any such consent as aforesaid provided that prior to carrying out any alterations pursuant to this clause 4.9.2 the Tenant shall comply with clause 4.9.3

4.9.3	The Tenant shall comply with the following conditions:-

a)	Prior to the commencement of any such alterations or additions the Tenant shall obtain all Town Planning Bye Law and other necessary consents permissions certificates and approvals at its own expense which are or may be necessary for the carrying out of works and will carry out the works fully in compliance with such consents

b)	The Tenant will prior to the commencement of the works inform the Landlord and the Superior Landlord of the works and pay any increase in insurance premiums which may result or be required by reason thereof

c)	The Tenant will indemnify and keep the Landlord indemnified against any loss claims damages or expenses whatsoever arising by reason of the carrying out of the works

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d)	The Tenant will carry out the works and complete the same in a good and workmanlike manner to the reasonable satisfaction of the Surveyor and also in compliance with any reasonable recommendation of the Surveyor

4.9.4	Where the Landlord grants any such consent as aforesaid it may require the Tenant to enter into such covenants as may be required regarding the execution of such works and the reinstatement of the Demised Premises at the end or sooner determination of the Term

4.10	Alienation

4.10.1	Not to assign charge underlet share or part with part of the Demised Premises nor charge share underlet or part with the whole of the Demised Premises save by way of an assignment pursuant to this clause 4.10

4.10.2	Not to assign the whole of the Demised Premises without the consent of the Landlord and the Superior Landlord (such consent of the Landlord not to be unreasonably withheld or delayed)

4.10.3	Upon any assignment to obtain (if the Landlord or the Superior Landlord shall so require) guarantors acceptable to the Landlord and the Superior Landlord for any assignee and to obtain a direct covenant by the assignee with the Landlord to observe and perform the covenants and conditions on the part of the Tenant contained in this Lease throughout the residue of the Term in such form as the Landlord shall require and a direct covenant by such guarantors in such form as the Landlord shall require

4.10.4	The foregoing provisions of this clause 4.10 shall not apply to any parting with possession or occupation or the sharing of occupation or sub-division of the Demised Premises to or with any member of a group of companies of which the tenant is itself a member upon the conditions that:

a)	The interest in the Demised Premises so created shall be no more than a licence-at-will and shall not afford exclusive possession and

b)	The possession occupation or sub-division shall forthwith be determined if the Tenant and the relevant member shall cease for any reason whatsoever to be members of the same group of companies

And for this purpose two companies shall be taken to be members of a group if and only if one is a subsidiary of the other or both are subsidiaries of a third company “subsidiary” having the meaning assigned to it by section 736 of the Companies Act 1985

4.11	Registration Of Dispositions Of This Lease

Within twenty one days after the execution of any disposition of this Lease or the Demised Premises whether by assignment charge transfer or underlease or assignment or surrender of any underlease or upon any transmission by reason of a death or otherwise affecting the Demised Premises to produce to and leave with the Solicitors for the time being of the Landlord a certified copy of the deed instrument or other document of disposition and on each occasion to pay to such Solicitors a registration fee of £50.00 plus VAT PROVIDED THAT registration or any such deed instrument or other document shall be evidence of notification of such transaction to the Landlord but shall not require the Landlord to consider the terms of such transaction or the said deed instrument or other document and shall not be evidence that it has done so

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4.12	User

4.12.1	To use the premises for the purposes only of high class professional or commercial offices (excluding Government Departments) and not for any other purposes

4.12.2	Nothing contained in this lease shall imply or be treated as a warranty to the effect that the use of the Demised Premises for the purposes above mentioned is in compliance with all Town Planning laws and regulations now or from time to time in force

4.12.3	To ensure that at all times the Landlord has written notice of the name home addresses and home telephone number of at least two key holders of the Demised Premises

4.12.4	To provide the Landlord with a set of keys to the demised Premises to enable the Landlord or its agents and others authorised by the Landlord to enter the Demised Premises for security purposes or in case of emergency

4.13	Restrictions Affecting Use of The Demised Premises

4.13.1	Not to store in the Demised Premises any petrol or other specially inflammable explosive or combustible substance

4.13.2	Not to use the Demised Premises for any noxious noisy or offensive trade or business nor for any illegal or immoral act or purpose

4.13.3	Not to hold in or on the Demised Premises any exhibition public meeting or public entertainment

4.13.4	Not to do in or upon the Demised Premises anything which may be or grow to be a nuisance annoyance disturbance inconvenience or damage to the Landlord or to the owners tenants and occupiers of adjoining and neighbouring properties

4.13.5	Not to load or use the floors walls ceilings or structure of the Demised Premises in any manner which will cause strain damage or interference with the structural parts loadbearing framework roof foundations joists and external walls of the Demised Premises

4.13.6	Not to overload the electrical installation or Conduits in the Demised Premises

4.13.7	Not to do to omit to do anything which interferes with or which imposes an additional loading on any ventilation heating air conditioning or other plant or machinery serving the Demised Premises

4.13.8	Not to do anything whereby any policy of insurance on including or in any way relating to the Demised Premises taken out by the Landlord or the Superior Landlord may become void or voidable or whereby the rate of premium thereon may be increased but to provide efficient fire extinguishers of a type approved by the Landlord and the Superior Landlord and to take such other precautions against fire as may be deemed necessary by the Landlord and the Superior Landlord or its insurers

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4.13.9	Not to permit the drains to be obstructed by oil grease or other deleterious matter but to keep the Demised Premises thoroughly cleaned and to clean the drains serving the Demised Premises as often as may be necessary

4.13.10	Not to give any bill of sale or other preferential security on the stock in trade or personal chattels of the Tenant for the time being on or about the Demised Premises

4.13.11	Not to permit the Common Parts to be obstructed

4.13.12	Not to leave the Demised Premises continuously unoccupied for more than 30 days without:

a)	Notifying the Landlord and

b)	Providing and paying for such caretaking or security arrangements as the Landlord or the Superior Landlord shall reasonably require in order to protect the Demised Premises from vandalism theft or unlawful occupation

4.14	Advertisements and Signs

4.14.1	Not to place or display on the exterior of the demised Premises or on the windows or inside the Demised Premises so as to be visible from the exterior of the Demised Premises any name writing notice sign illuminated sign display of lights placard poster sticker or advertisement PROVIDED THAT the Tenant may display on the entrance door to the Demised Premises a suitable sign of a size and kind first approved by the Landlord or the Landlord’s Surveyor showing the Tenant’s name and business or profession

4.14.2	If any name writing notice sign placard poster sticker or advertisement shall be placed or displayed in breach of these provisions to permit the Landlord or the Superior Landlord to enter the Demised Premises and remove such name writing notice sign placard poster sticker or advertisement and to pay to the Landlord on demand the expense of so doing

4.15	Encumbrances

To observe and perform the obligations and liabilities comprising the Encumbrances so far as they relate to the Demised Premises and are capable of being enforced and to indemnify and keep indemnified the Landlord against any liability whatsoever arising out of the breach non-observance or non-performance of such obligations and liabilities

4.16	Compliance with Statutes Etc.

4.16.1	To comply in all respects with the provisions of all statutes and instruments pursuant to them for the time being in force and requirements of any competent authority relating to the Demised Premises or anything done in or upon them by the Tenant and to indemnify the Landlord against all actions proceedings claims or demands which may be brought or made by reason of such statutes or requirements or any default in compliance with them

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4.16.2	In particular but without prejudice to the generality of clause 4.16.1:

a)	To comply with all requirements under any present or future Act of Parliament order by-law or regulation as to the use or occupation of or otherwise concerning the Demised Premises

b)	To execute with all due diligence (commencing work within two months or sooner if necessary and then proceeding continuously) all works to the Demised Premises for which the Tenant is liable in accordance with this clause 4.16 and of which the Landlord or the Superior Landlord has given notice to the Tenant and

c)	If the Tenant shall not comply with clause 4.16.2(b) to permit the Landlord or the Superior Landlord to enter the Demised Premises to carry out such works and to pay to the Landlord on demand the expense of so doing (including surveyors’ and other professional advisers’ fees) together with Interest from the date of expenditure until payment by the Tenant to the Landlord (such monies to be recoverable as if they were rent in arrear)

d)	To pay to the Landlord on demand a due proportion of the amount (such proportion and amount to be certified by the Landlord’s surveyors whose certificate shall be conclusive) of any expense incurred by the Landlord in complying with the requirements of any statute or instrument pursuant thereto or the requirements of any competent authority in relation to the Building and to give notice forthwith to the Landlord of any notice or order or proposal for a notice or order served thereunder on the Landlord or any undertenant and if so required by the Landlord or the Superior Landlord to produce the same and at the joint expense of the parties join in making such representations in respect thereof as the Landlord or the Superior Landlord may require

4.17	Planning Permissions

4.17.1	Not without the consent in writing of the Landlord and the Superior Landlord to make any application under the Town and Country Planning Acts 1971 – 1990 to any local planning authority for permission to develop (including change of use of) the Demised Premises

4.17.2	To indemnify the Landlord against any development charges other charges and expenses payable in respect of such applications and to reimburse to the Landlord and the Superior Landlord the costs it may properly incur in connection with such consent

4.17.3	To pay to the Landlord on demand any sum or sums which may become payable in consequence of the use of the Demised Premises reverting to that existing prior to such application being made

4.17.4	Forthwith to give to the Landlord full particulars in writing of the grant of planning permission

4.17.5	Not to implement any planning permission if the Landlord or the Superior Landlord shall make reasonable objection to any of the conditions subject to which it has been granted

4.17.6	Notwithstanding any consent which may be granted by the Landlord under this lease not to carry out or make any alteration or addition to the Demised Premises or any change of use until:-

a)	all necessary notices under the Planning Acts have been served and copies produced to the Landlord

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b)	any necessary permission under the Planning Acts has been obtained and produced to the Landlord and:

c)	the Landlord and the Superior Landlord have acknowledged that the Planning Permission is acceptable to them PROVIDED THAT the Landlord or the Superior Landlord may refuse to acknowledge its acceptance of a planning permission on the grounds that any condition contained in it or anything omitted from it or the period referred to in it would in the reasonable opinion of the Landlord or the Superior Landlord be or be likely to be prejudicial to the Landlord’s or the Superior Landlord’s interest in the Demised Premises or the Building whether during or following the expiration of the Term

4.17.7	Unless the Landlord shall otherwise direct to carry out and complete before the expiration or sooner determination of the Term:-

a)	any works stipulated to be carried out to the Demised Premises by a date subsequent to such expiration or determination as a condition of any planning permitted granted to the Tenant for any Development and begun before the expiration or sooner determination of the Term; and

b)	any Development begun upon the Demised Premises in respect of which the Landlord shall or may be or become liable for any charge or levy under the Planning Acts

4.18	Compliance with Town Planning Requirements

4.18.1	To perform and observe all the provisions and requirements of all statutes and regulations relating to Town and Country Planning in relation to the Demised Premises and to obtain any development or other consent which may be requisite by reason of the development of or on the Demised Premises by the Tenant

4.18.2	To indemnify the Landlord from and against any loss or expense suffered by the Landlord by reason of the Tenant’s failure to obtain any necessary development or other consents as aforesaid

4.18.3	To give full particulars to the Landlord of any notice or proposal for a notice or order or proposal for an order made given or issued to the Tenant under or by virtue of any statute or regulation relating to Town and Country Planning or otherwise within seven days of the receipt of any such by the Tenant and if so required by the Landlord to produce such notice or proposal for a notice or order to the Landlord

4.18.4	Forthwith to take all reasonable and necessary steps to comply with any such notice or order

4.18.5	At the request and cost of the Landlord to make or join with the Landlord in making such objections or representations against or in respect of any proposal for such a notice or order as the Landlord or the Superior Landlord may deem expedient

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4.19	Claims Made by Third Parties

To indemnify the Landlord against any claims proceedings or demands and the costs and expenses so incurred which may be brought against the Landlord or the Superior Landlord by any employees workpeople agents or visitors of the Tenant in respect of any accident loss or damage whatsoever to person or property howsoever caused or occurring in or upon the Demised Premises

4.20	Expenses of The Landlord

To pay all expenses (including Solicitors’ costs and Surveyors’ fees) incurred by the Landlord:

4.20.1	incidental to or in contemplation of the preparation and service of a Schedule of Dilapidations and/or a Notice under sections 146 and 147 of the Law of Property Act 1925 (whether or not any right or re-entry of forfeiture has been waived by the Landlord or a Notice served on the Tenant has been complied with or the Tenant has enjoyed relief under the Provisions of the said Act or forfeiture is avoided otherwise than by relief granted by the Court)

4.20.2	in the preparation and service upon the Tenant of any Notice (whether Statutory or otherwise) and the preparation of any schedule to accompany such Notice in relation to any breach of any covenant on the part of the Tenant hereunder whether served during or after termination of the term and taking steps subsequent to any such Notice

4.20.3	in the effecting of any forfeiture not requiring such Notices

4.20.4	in connection with the recovery of attempted recovery of arrears of rent or other sums due from the Tenant and in the levy or attempted levy of any distress

4.20.5	in connection with every application for any consent or approval made under this Lease whether or not such consent or approval shall be granted or given

4.21	Obstruction of Windows or Lights

4.21.1	Not to stop up darken or obstruct any windows or lights belonging to the Demised Premises or any other buildings belonging to the Landlord or the Superior Landlord nor permit any new windows light opening doorway path passage drain or other restriction encroachment or easement to be made

4.21.2	Not to permit any easement to be made or acquired into against or upon the Demised Premises

4.21.3	Where any such window light opening doorway path passage drain or other restriction encroachment or easement shall be made or attempted to be made or acquired forthwith to give notice of the circumstances to the Landlord and at the request and cost of the Landlord to adopt such course as may be reasonably required or deemed proper by the Landlord or the Superior Landlord for preventing any such restriction encroachment or the acquisition of any such easement

4.22	Cleaning and Insurance of Windows

4.22.1	To clean the glass in the windows of the Demised Premises in each month

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4.25	Irrecoverability of Insurance

In the event of the Demised Premises the Building or any such adjoining or contiguous property or any part thereof being destroyed or damaged by any of the Insured Risks and the insurance money under any insurance effected against the same by the Superior Landlord and Landlord being wholly or partly irrecoverable by reason solely or in part of any act or default of the Tenant then and in every such case the Tenant will forthwith pay to the Landlord the sum so irrecoverable

4.26	Floor Covering

To keep the floors of the Demised Premises covered with carpet and maintain the same in good condition replacing it as necessary to the satisfaction of the Landlord and the Superior Landlord and at the end or sooner determination of the Term to yield up the Demised Premises with such carpet in such condition

4.27	Cleaners

Not to employ or continue to employ in or about the Demised Premises any office cleaners or window cleaners other than those approved by the Landlord such approval not to be unreasonably withheld

4.28	Common Parts

Not to use

4.28.1	the passenger lifts (“the lifts”) for the carrying of more persons than is indicated on the notices in the lifts or for the carrying of goods without the previous consent of the Landlord and not in any event to use the lifts for carrying loads (including passengers) exceeding the weight recommended by the manufacturers and to comply with all the requirements of the Landlord and the Superior Landlord to which any consent for the carrying of goods in the lifts may be made subject

4.28.2	the Common Parts for the bringing in or removal of any goods or articles which might occasion damage to such common parts or any part thereof without first providing adequate protection for the same

4.28.3	the Common Parts other than in a proper and careful manner and to make good any damage caused by improper or careless use and to indemnify the Landlord in respect thereof

4.29	Fire Precautions and Equipment

4.29.1	To comply with the requirements and recommendations of the fire authority the insurers of the Building and the Landlord and the Superior Landlord in relation to fire precautions affecting the Demised Premises

4.29.2	To keep the Demised Premises supplied and equipped with such fire fighting and extinguishing appliances as shall be required by any statute the fire authority or the insurers of the Building or as shall be reasonably required by the Landlord or the Superior Landlord (or at the Landlord’s option to pay to the Landlords on demand the cost of providing and installing any of the same) and such appliances shall be open to inspection by prior appointment and shall be maintained to the reasonable satisfaction of the Landlord and the Superior Landlord

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4.29.3	Not to obstruct the access to or means of working of any fire fighting and extinguishing appliances or the means of escape from the Demised Premises or the Building in case of fire or other emergency

4.30	To keep the Landlord fully indemnified from and against all actions proceedings claims demands losses costs expenses damages and liability arising in any way directly or indirectly out of the state of repair or user of the Demised Premises or any breach of the Tenants covenants contained in this Lease

4.31	Landlord’s Regulations

To comply with all reasonable regulations made by the Landlord or the Superior Landlord and notified to the Tenant in writing from time to time for the general management and security of the Building Common Parts and other areas used or to be used in common with others.

4.32	Taxation

4.32.1	Notwithstanding anything contained in this Lease not to do or in relation to the Demised Premises or any part thereof any act or thing in breach of its obligations hereunder (other than the payment of the rent reserved by this Lease) which shall render the Landlord or the Superior Landlord liable for any tax levy charge or other fiscal imposition of whatsoever nature and not to dispose of or deal with this Lease in such a way that the Landlord or the Superior Landlord shall become liable for any such tax levy charge or fiscal imposition

4.32.2	To indemnify the Landlord against all liability for any tax levy charge or other fiscal imposition of whatsoever nature including but not limited to penalties and interest on overdue tax and penalties for failure to give appropriate notices and information for which the Landlord or the Superior Landlord shall be liable as aforesaid and shall on demand pay to the Landlord the amount of the tax levy charge or fiscal imposition which in default of payment shall be recoverable from the Tenant as rent in arrear

4.33	Observe Headlease Covenants

4.33.1	To perform and observe all the covenants on the part of the Landlord contained in the deeds and documents listed in the Fourth Schedule so far as they relate to the Demised Premises and not expressly assumed by the Landlord in this Lease and to keep the Landlord indemnified against all actions claims demands costs expenses damages and liabilities in any way relating to

4.33.2	Not to do or omit or allow anything which might cause the Landlord to be in breach of the Superior Lease or which if done or omitted would or might be a breach of the covenants on the part of the tenant contained in the Superior Lease.

5	PROVISOS

5.1	Forfeiture. If:

5.1.1	any or any part of the rents reserved by the Lease shall be unpaid for twenty one days after any of the days when they become due for payment (whether or not they shall have been lawfully demanded) or

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5.1.2	the Tenant shall at any time fail or neglect to perform or observe any of the covenants conditions or agreements contained in this Lease to be performed or observed by the Tenant or shall allow any distress or execution to be levied on the Tenant’s goods or

5.1.3	an event of insolvency shall occur in relation to the Tenant or one of the Tenants or any guarantor of the Tenant or one of the Tenants then and in any such case it shall be lawful for the Landlord or any person or persons duly authorised by the Landlord for that purpose to re-enter the Demised Premises or any part of them in the name of the whole and peaceably to repossess and enjoy the Demised Premises as if this Lease had not been made

5.1.4	Re-entry in exercise of the rights contained in clause 5.1 shall be without prejudice to any right of action or remedy of the Landlord in respect of any antecedent breach of any of the covenants by the Tenant contained in the Lease

5.1.5	The expression “an event of insolvency” in clause 5.1.3 includes (in relation to a company or other corporation which is the Tenant or one of the Tenants or a guarantor) inability of the company to pay its debts, entry into liquidation either compulsory or voluntary (except for the purpose of amalgamation or reconstruction), the passing of a resolution for a creditors winding up, the making of a proposal to the company and its creditors for a composition in satisfaction of its debts or a scheme of arrangement of its affairs, the application to the court for an administration order, and the appointment of a receiver or an administrative receiver, and (in relation to an individual who is the Tenant or a guarantor) inability to pay or having no reasonable prospect of being able to pay his debts, the presentation of a bankruptcy petition, the making of a proposal to his creditors for a composition in satisfaction of his debts or a scheme of an arrangement of his affairs, the application to the court for an interim order, and the appointment of a receiver or interim receiver, and in relation to the various events of insolvency they shall wherever appropriate be interpreted in accordance and conjunction with the relevant provisions of the Insolvency Act 1986

5.2	Rent Abatement in Case of Damage by Insured Risks

5.2.1	In case the Demised Premises or the Building or any part thereof shall be destroyed or damaged by any of the Insured Risks so as to render the Demised Premises or any part of them unfit for use and occupation or not reasonably accessible and the insurance shall not have been vitiated or payment of the policy monies refused in whole or in part as a result of some act or default of the Tenant or any undertenant or any person under its or their control then the rent first reserved by this Lease or a fair proportion thereof according to the nature and extent of the damage sustained shall be suspended until the Demised Premises or the part destroyed or damaged shall be again rendered fit for use and occupation and accessible or until the expiration of three (3) years from the date of the destruction or damage (whichever is the earlier)

5.2.2	Any dispute as to the amount or extent of such cesser of rent shall be referred to arbitration

5.3	Power for Landlord to Deal with Adjoining Property

The Landlord may deal as it may think fit with other property belonging to the Landlord adjoining or nearby and to erect or suffer to be erected on such property any buildings whatsoever whether or not such buildings shall affect or diminish the light or air which may now or at any time be enjoyed by the Tenant in respect of the Demised Premises

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5.4	Arbitration of Disputes between Tenants

Any dispute arising between the Tenant and other tenants or occupiers of the Building as to any easement quasi-easement right privilege or Conduit in connection with the Demised Premises or the Building shall be a fairly and reasonably determined by the Surveyor

5.5	Accidents

The Landlord shall not be responsible to the Tenant or the Tenant’s licensees nor to any other person for any accident happening or injury suffered in the Demised Premises

5.6	Compensation for Disturbance

Except to the extent that any statutory provision prohibits the Tenant’s right to compensation being reduced or excluded by agreement the Tenant shall not be entitled on quitting the Demised Premises to claim from the Landlord any compensation under the Landlord and Tenant Act 1954

5.7	Removal of Property after Determination of Term

5.7.1	If at such time as the Tenant has vacated the Demised Premises after the determination of this Lease any property of the Tenant shall remain in or on the Demised Premises and the Tenant shall fail to remove the same within 14 days after being requested by the Landlord so to do by a notice to that effect then the Landlord may as the agent of the Tenant sell such property and shall then hold the proceeds of sale after deducting the costs and expenses of removal storage and sale reasonably and properly incurred by it to the order of the Tenant

5.7.2	The Tenant shall indemnify the Landlord against any liability incurred by it to any third party whose property shall have been sold by the Landlord in the bona fide mistaken belief (which shall be presumed unless the contrary be proved) that such property belonged to the Tenant and was liable to be dealt with as such pursuant to this clause

5.8	Notices Consents and Approvals

5.8.1	Any Notice served under or in connection with this Lease shall be in writing and be properly served if compliance is made within the provisions of section 196 of the Law of Property Act 1925 (as amended by the Recorded Delivery Service Act 1962)

5.8.2	Any consent or approval under this Lease shall be required to be obtained before the act or event to which it applies is carried out or done and shall be effective only when the consent or approval is given in writing

5.9	Waiver

No acceptance or receipt of the rent by the Landlord in the knowledge of any breach of any of the Tenant’s covenants hereunder shall be or operate as a waiver wholly or partially of any such breach but such breach shall be a continuing breach of covenant and neither the Landlord nor any person taking any estate or interest under the Tenant shall be entitled to set up any such acceptance or receipt of rent by the Landlord as a defence in any action or proceedings by the Landlord

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5.10	No Building Scheme

Any covenants herein contained of a restrictive nature do not form part of a building or letting scheme so as to be enforceable as such by the owners or occupiers of any other premises

5.11	Restriction of Easements

The Tenant shall not at any time during the Term be or become entitled to any right or easement over any neighbouring property which would interfere with the user for any purpose of such property by the Landlord or the Superior Landlord or any persons claiming title under the Landlord

5.12	Premises Unfit for Use

5.12.1	If during the Term the Demised Premises or the Building shall be so destroyed or damaged by any of the Insured Risks as to render the Demised Premises or the Building completely unfit for use and occupation then the Landlord or the Tenant may determine this Lease by giving to the other not less than six (6) months’ written notice to be given not later than twelve (12) months after such destruction or damage and such determination to be without prejudice to any claim by either party against the other in respect of any antecedent breach of covenant PROVIDED ALWAYS that if this Lease shall be determined then the Landlord shall not be required to comply with its obligations in clause 6.2

5.12.2	If such rebuilding and reinstatement shall be prevented for whatever reason for six (6) months after the date of the destruction or damage and if this Lease has not at that time been terminated by frustration the Landlord or the Tenant may at any time after the expiry of such six (6) months by written notice given to the other determine this demise but without prejudice to any claim by either party against the other in respect of any antecedent breach of covenant

5.12.3	Any dispute concerning the fitness of this Demised Premises for use by the Tenant shall be determined by reference to arbitration

5.13	Representation

The Tenant acknowledges that this Lease has not been entered into in reliance wholly or partly on any statement or representation made by or on behalf of the Landlord except any such statement or representation that is expressly set out in this Lease

6	LANDLORD’S COVENANTS

The Landlord COVENANTS with the Tenant as follows:

6.1	Quiet Enjoyment

That the Tenant paying the rents and performing the Tenant’s covenants reserved by and contained in this Lease may lawfully and peaceably enjoy the Demised Premises throughout the Term without any lawful suit eviction or interruption by the Landlord or by any person lawfully claiming through under or in trust for the Landlord

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6.2	Superior Lease Covenants

6.2.1	To pay the rents reserved by the Superior Lease and to comply with the terms of it unless the Tenant is obliged to comply with them by virtue of this Lease

6.2.2	At the request and cost of the Tenant to use reasonable endeavours to enforce the covenants on the part of the Landlord contained in the Superior Lease in so far as they relate to the Demised Premises

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7	SURETY COVENANTS

7.1	Guarantee

The Surety guarantees to the Landlord that the Tenant will pay the rents reserved by and perform and observe all the covenants and stipulations on the Tenant’s part contained in this Lease only for so long as the Term remains vested in the Tenant

7.2	No Waiver of Liability

The Surety shall not be released from liability under these provisions by reason of any forbearance the granting of time or any other indulgence on the part of the Landlord

7.3	Surety to Accept New Lease Upon Disclaimer

If a liquidator or trustee in bankruptcy of the Tenant shall disclaim this Lease the Surety will if the Landlord shall by notice within three months after such disclaimer so require take from the Landlord a lease of the Demised Premises for a term commensurate with the residue of the Term which would have remained had there been no disclaimer at the same rents and subject to the same covenants and conditions as are reserved by and contained in this Lease (with the exception of this clause) such lease to take effect from the date of the disclaimer and in such case the Surety shall pay the costs of such new lease and execute and deliver to the Landlord a counterpart of the new Lease

8	EXCLUSION OF LANDLORD AND TENANT ACT 1954

8.1	The Tenant hereby confirms that before the date of this Lease:

8.2	The Landlord served on the Tenant a notice dated [ ]200[ ] in relation to the tenancy created by this Lease (“the Notice”) in a form complying with the requirements of Schedule 1 to the 2003 Order

8.3	The Tenant or a person duly authorised by the Tenant in relation to the Notice made a [declaration][statutory declaration] (“the Declaration”) dated [ ]200[ ] in a form complying with the requirements of Schedule 2 of the 2003 Order

8.4	The Tenant further confirms that where the Declaration was made by a person other than the Tenant the declarant was duly authorised by the Tenant to make the Declaration on the Tenant’s behalf.

8.5	The Landlord and the Tenant confirm that there is no Agreement for Lease to which this Lease gives effect

8.6	The Landlord and Tenant agree to exclude the provisions of sections 24 to 28 (inclusive) of the 1954 Act in relation to the tenancy created by this Lease.

IN WITNESS whereof the parties hereto have executed this Lease as a Deed the day and year first above written

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SCHEDULE 1

Description of the Demised Premises

Parts of the ground floor of the Building amounting to 3,966 sq. ft. which are shown for identification only edged red on the Plan numbered “I” (“Plan I”) annexed hereto

SCHEDULE 2

Rights granted to the Tenant

1	The right for the Tenant and all persons expressly or by implication authorised by the Tenant (in common with the Landlord the Superior Landlord and Head Landlord and all persons having a like right) but subject to any existing or future reasonable regulations made by the Landlord or the Superior Landlord

1.1	to use the Common Parts shown edged blue on the Plan numbered 1 for all proper purposes in connection with the use and enjoyment of the Demised Premises

1.2	to use such of the passenger lifts in the Building as shall from time to time be designated for the Tenant’s use for the purpose only of obtaining access to and egress from the Demised Premises

1.3	to use such sufficient lavatories as shall from time to time be designated by the Landlord for the Tenant’s use

2	The free passage and running of the Services (subject to temporary interruption for repair alteration or replacement) to and from the Demised Premises through the conduits which are now laid or (within a period of 80 years from the date hereof) shall be laid in under or through other parts of the Building so far as any of the same are necessary for the reasonable use and enjoyment of the Demised Premises

3	The right of support and protection for the benefit of the Demised Premises as is now enjoyed from all other parts of the Building

SCHEDULE 3

Exceptions and Reservations

The following rights and easements are excepted and reserved out of the Demised Premises to the Landlord the Superior Landlord the Head Landlord and the tenants and occupiers of the Building and the adjoining property and all other persons authorised by the Landlord or the Superior or Head Landlord or having the like rights and easements

1	The free and uninterrupted passage and running of Service through the Conduits which are now or may at any time be in under or passing through or over the Demised Premises

2	The right at all reasonable times upon reasonable prior notice except in cases of emergency to enter (or in cases of emergency or after the giving of reasonable notice during the Tenant’s absence to break and enter) the Demised Premises in order to:-

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[GRAPHIC APPEARS HERE]

2.1	inspect cleanse maintain repair connect remove lay renew relay replace with others alter or execute any works whatever to or in connection with the Conduits and any other services

2.2	execute repairs decorations alterations and any other works and to make installations to the Demised Premises the Building or the Adjoining Property or to do anything whatsoever which the Landlord may or must do under this Lease without payment of compensation for any nuisance annoyance inconvenience or damage caused PROVIDED THAT the Landlord or the person exercising the foregoing rights shall make good as soon as reasonably practicable any damage thereby caused to the Demised Premises or the Tenant’s fixtures and fittings and stock

3	The right to erect scaffolding for the purpose of repairing or cleaning the Building and any buildings now or hereafter erected on the Adjoining Property or in connection with the exercise of any of the rights mentioned in this Schedule notwithstanding that such scaffolding may temporarily restrict the access to or enjoyment and use of the Demised Premises

4	The rights of light air support protection and shelter and all other easements and rights now or hereafter belonging to or enjoyed by other parts of the Building or the Adjoining Property

5	Full right and liberty for the Superior Landlord at any time hereafter to raise the height of or make any alterations or additions or execute any other works whatsoever to the Building or any buildings on the Adjoining Property or to erect any new buildings of any height on the Adjoining Property in such manner as the Superior Landlord or the person exercising the right shall think fit notwithstanding the fact that the same may obstruct affect or interfere with the amenity of or access to the Demised Premises or otherwise affect any other liberties privileges easements and quasi-easements or other advantage which may from time to time benefit or reputedly benefit the Demised Premises

6	The right to enter the Demised Premises (in time of emergency or during fire-drills) for the purpose of obtaining access to or using any of the fire escapes or routes of escape in the Building whether or not in existence at the date hereof

SCHEDULE 4

Deeds and documents containing matters to which the Demised Premises are subject

Document	Date	Details of Parties
Lease	7 June 1973	The Lord Mayor Aldermen and Citizens of the City of Leicester (1) Surplus Lands Development Company Limited (2)

Deed of Variation	10 November 1980	Leicester City Council (1) Hogg Robinson Group Limited (2)

Lease	2 June 1993	Hogg Group PLC (1) Hogg Robinson Financial Services Ltd (2) Hogg Robinson PLC (3)

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Licence to Assign	2 December 1999	Hogg Group PLC (1) Advizas Limited (2) Call Centre Enterprises (3) Hogg Robinson PLC (4)

Assignment	12 January 2000	Advizas Ltd (1) Call Centre Enterprises Limited (2)

THE COMMON SEAL of CALL CENTRE ENTERPRISES	)	[SEAL]

LIMITED was affixed TO THIS DEED in the presence of
)
[ ] and
)

)
/s/ Director
Director

/s/ Secretary
~~Director~~/Secretary

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THE COMMON SEAL of TRX EUROPE LIMITED was	)	[SEAL]
affixed TO THIS DEED in the presence of
)
[ ] and
)

)

/s/ Timothy J. Severt
Director

/s/ Director/Secretary
Director/Secretary

29

THIS LICENCE is made the 1st day of March Two Thousand and Five

BETWEEN

(1)	PERSEUS INVESTMENTS (LEICESTER) LIMITED (04305355) whose registered office is at 11 Bowling Green Street Leicester (hereinafter called “the Lessor”)

(2)	HOGG ROBINSON PLC (02107443) whose registered office is at Abbey House 282 Farnborough Road Farnborough Hampshire GU14 7NJ (hereinafter called “the Lessee”)

(3)	TRX EUROPE LIMITED (3841799) whose registered office is at Sutherland House Russell Way Crawley West Sussex RH10 1UH (hereinafter called “the Under Lessee”)

WHEREAS:

1.	In this Licence

1.1	“the Lease” means a lease dated 6th October 1992 between the Hogg Group PLC (1) and Computer Communications Limited (2) and Hogg Robinson PLC(3) by which the Premises were demised to the Lessee for a term of years commencing on 18th September 1992 and ending on 27th July 2007.

1.2	“the Premises” means the premises demised by and more particularly referred to in the Lease Part Fourth Floor Pegasus House Burleys Way Leicester

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1.3	The expressions “the Lessor” and “the Lessee” include their respective successors in title

1.4	“the Under Lease” means the under lease authorised in this Licence

1.5	Where the context so admits words importing the masculine gender shall include the feminine and vice versa, words importing persons shall include companies and vice versa and words implying the singular only shall include the plural and vice versa

2.	This Licence is supplemental to the Lease

3.	The Lease contains a covenant on the part of the Lessee not to underlet the demised premises without the Lessor’s consent

4.	In consideration of the covenants contained in this Licence, the Lessor has agreed to grant to the Lessee the licence for such an underletting.

NOW THIS DEED WITNESSETH as follows: -

1.	IN consideration of the covenants hereinafter contained the Lessor hereby grants to the Lessee Licence to grant to the Underlessee the Underlease subject as hereinafter appears

2.	The Lessee for itself and its successors in title hereby covenants with the Landlord that:

2.1	The Underlease will be in the form annexed and will contain:

2.1.1	such covenants and conditions as are necessary to ensure that it is consistent with the terms of the Lease (including rent review provisions and decoration clauses)

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2.1.2	a covenant on the part of the Underlessee not to agree to underlet charge share or part with possession or occupation of the whole or any part of the Premises

2.1.3	a covenant on the part of the Underlessee not to assign the whole or any part of the Premises without the prior written consent of the Lessor (not to be unreasonably withheld or delayed)

2.2	The Lessee will not at any time either expressly or by implication knowingly vary waive or permit or suffer any breach of any covenants conditions and provisions to be contained and provided for in the Underlease but will (unless the Lessor’s consent in writing is obtained first) take such reasonable action as may be required to enforce such covenants conditions and provisions

2.3	The Lessee shall not without the prior written consent of the Lessor, accept any surrender of the Underlease, such consent not to be unreasonably withheld or delayed

2.4	The Underlease will be excluded from the provisions of Section 22 –28 of the Landlord and Tenant Act 1954

3.	The Underlessee with effect from the date of the Underlease and throughout the term thereby created will observe and perform all the covenants on the part of the tenant to be observed and performed in the Underlease.

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4.	The Lessee covenants with the Lessor that they shall pay the Lessor’s reasonable and proper costs charges fees and expenses totalling £500.00 plus VAT, incurred in the granting of the consent and the preparation of such documentation as is necessary as to give effect to this Licence

5.	The Underlessee covenants with the Lessor that within twenty one days after completion of the Underlease the Underlessee shall give written notice to the Lessor of the date on which the Underlease was completed and pay the Lessor’s Solicitors reasonable registration fee of forty pounds plus VAT

6.	If the Underlease is not completed within twenty eight days after the date hereof and otherwise in accordance with this Licence, the provisions of this licence (save for clause 5) shall immediately determine and cease to have effect but without prejudice to any accrued right of action vested in the Lessor in respect of or arising from any breach by the Lessee of its obligations under this Licence prior to that date

PROVIDING ALWAYS

7.	Nothing in this Licence shall waive or be deemed to have waived any breach of the obligations of the Lessee under the Lease which may have occurred prior to the date hereof or authorise or be deemed to have authorised any further underletting or other act omission or thing other than the Underlease and the covenants on the tenant’s part and conditions contained in the Lease shall continue in full force and effect

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8.	The condition for re-entry contained in the Lease shall be exercisable as well in the event of a breach of the covenants on the part of the Tenant herein contained as on the happening of any the events mentioned in the said condition contained in the Lease

THIS DOCUMENT is executed as a Deed and is delivered on the date hereof.

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SIGNED AS A DEED

By the said Perseus Investments (Leicester) Limited

acting by:

Director	/s/ Director

Director/Secretary	/s/ Director/Secretary

SIGNED AS A DEED

by the said Hogg Robinson Plc

acting by:

Director	/s/ Director

~~Director~~/Secretary	/s/ Secretary

SIGNED AS A DEED

by the said TRX Europe Limited

acting by:

Director	/s/ Timothy J. Severt

Director/Secretary	/s/ Director/Secretary

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DATED 1st March 2005

(1) HOGG ROBINSON PLC (1)

and

(2) TRX EUROPE LIMITED (2)

SUB-UNDERLEASE OF

PREMISES RELATING TO PARTS OF THE FOURTH FLOOR

PEGASUS HOUSE BURLEYS WAY LEICESTER

shoosmiths

Regents Gate

Crown Street

Reading

Berks

RG1 2PQ

Tel: 08700 868800

Fax: 08700 868801

E-Mail: reading@shoosmiths.co.uk

Ref. : HLW

THIS LEASE DATED 1st March 2005

BETWEEN:

1.	HOGG ROBINSON PLC (Company Number 2107443) whose registered office is at Abbey House, 282 Farnborough Road, Farnborough, Hampshire, GU14 7NJ (“the Landlord”)

2.	TRX EUROPE LIMITED (Company Number 38417999) whose registered office is at Sutherland House Russell Way Crawley West Sussex RH10 1UH (“the Tenant”)

WHEREBY IT IS AGREED AS FOLLOWS:

1	DEFINITIONS

1.1	In this Lease the following words and expressions shall where the context so admits be deemed to have the following meanings:

“Arbitration”	means the following procedure:

	a)	where this Lease provides that in case of dispute the matter shall be referred to arbitration either party may by giving written notice to the other invoke this procedure

	b)	the matter in question shall be determined at the option of the Landlord either by an arbitrator or by an expert who shall be an independent valuer having experience of property being put to the same or similar use as the Demised Premises and of property in the same region in which the Demised Premises are situate such arbitrator or expert to be appointed in the absence of agreement by the President for the time being of the Royal Institution of Chartered Surveyors on the application of either party

	c)	In the case of an arbitration it shall be conducted in accordance with the Arbitration Acts 1996 and the costs of the arbitration shall be in the award of the arbitrator whose decisions shall be final and binding on the parties hereto with the further provision that if the arbitrator shall die or decline to act the President for the time being of the royal Institution of Chartered Surveyors or the person acting on his behalf may on the application of either the Landlord or the Tenant by writing discharge the arbitrator and appoint another in his place

	d)	In the case of reference to an expert:

		i	The costs of the reference shall be in the award of the expert whose decision shall be final and binding on the parties

		ii	The expert shall afford to each of the parties an opportunity to make representations and counter representations to him and

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		iii	If he shall die or delay or become unwilling unfit or incapable of acting or if for any other reason the President for the time being of the Royal Institution of Chartered Surveyors or the person acting on his behalf shall in his absolute discretion think fit the President on the application of either party may by writing discharge him and appoint another expert in his place

“Building”	means the land and buildings known as Pegasus House Burleys Way Leicester which is registered at H M Land Registry under Title Number LT114381

“Business Hours”	means the usual business or working hours of the Building which shall be 8.00 am to 6.30 pm on Mondays to Fridays (inclusive) (excluding Christmas Day Good Friday and all bank or public holidays) and such additional hours as may from time to time be specified by the Landlord in his absolute discretion

“Common Parts”	means the access ways pedestrian ways courtyards forecourts entrance halls passageways staircases lobbies landings lifts and any other amenities in the Building or within the curtilage thereof which are from time to time provided or designated by the Landlord for common use by the Tenants and occupiers of the Building and all persons expressly or by implication authorised by them but excluding the Lettable Areas

“Conduits”	means drains sewers conduits flues gutters gullies channels ducts shafts watercourses pipes cables wires mains and other conducting media or any of them

“Demised Premises”	means the property described in Schedule 1 and refers to each and every part of the Demised Premises including:-

	a)	the internal plaster surfaces and finishes of all structural or load bearing walls and columns therein or which enclose the same but not any other part of such walls

	b)	the flooring raised floors and floor screeds so that the lower limit of the Demised Premises shall include such flooring raised floors and floor screeds but shall not extend to anything below them

	c)	the ceiling and ceiling finishes (including the whole of any false ceiling) so that the upper limit of the Demised Premises shall include such ceiling and ceiling finishes but shall not extend to anything above them

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	d)	all internal walls of the Demised Premises

	e)	all walls of the demised Premises which divide the Demised Premises from the remainder of the building up to one half of their depth severed vertically

	f)	all structures now or at any time during the term erected or in course of erection therein and each and every part thereof

	g)	all alterations additions and improvements from time to time made during the term

	h)	all the Landlord’s fixtures and fittings now or hereafter on the Demised Premises or any part thereof and fixtures of every kind which shall from time to time be in or upon the Demised Premises (whether originally affixed or fastened to or upon the same or otherwise) except such Tenant’s fixtures as can be removed from the Demised Premises without defacing the same

	i)	all sanitary and hot and cold water apparatus and equipment and the radiators (if any) therein

	j)	the window frames glass sash cords doors conducting media and electrical and heating installations within the confines of the Demised Premises

	k)	any conducting media that exclusively serve the Demised Premises but that are not within the provisions of (i) above

“Encumbrances”	means the restrictions stipulations covenants rights reservations provisions and other matters contained imposed by or referred to in the Property and Charges Register of the Title Number LT114381, the Superior Lease, the Head Lease and the Deed of Variation brief particulars of which are set out in Schedule 4

“Head Landlord”	means Leicester City Council and includes all its successors in title

“Headlease”	means the lease under which the Superior Landlord holds the Building dated 7th June 1973 and made between (1) the Lord Mayor Aldermen and Citizens of the City of Leicester and (2) Surplus Lands Development Company Limited as varied by a deed of variation dated 10th November 1980 and made between (1) Leicester City Council and (2) Hogg Robinson Group Limited

“Insured Risks”	means fire storm tempest flood earthquake lightning explosion impact aircraft (other than hostile aircraft) and other aerial devices and articles dropped therefrom riot civil commotion and malicious damage bursting or overflowing of water tanks

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apparatus or pipes and such other risks as the Superior Landlord may in its reasonable discretion from time to time determine subject to such exclusions excesses and limitations as may be imposed by the Superior Landlord’s insurers and are normal for such policy

“Interest”	means interest at the rate of 4 per cent over the base rate of Barclays Bank Plc for the time being and from time to time prevailing (as well after as before judgment) or such other comparable rate as the Landlord may reasonably designate if the base rate shall cease to be published

“Landlord”	includes all persons entitled to the reversion immediately expectant upon the determination of this Lease

“Lease”	includes any instruments supplemental to it

“Lettable Areas”	means those parts of the Building leased or intended to be leased to occupational tenants

“Outgoings”	means all general rates water rates water charges and all existing and future rates taxes charges assessments impositions and outgoings whatsoever (whether parliamentary municipal parochial or otherwise) which are now or may at any time in the future be payable charged or assessed on property or the owner or occupier of property (other than taxes imposed on the Landlord in respect of the yearly rent reserved by this Lease or in respect of a disposal or dealing with the reversionary interest in the Demised Premises)

“Retained Parts”	means all parts of the Building which do not comprise Lettable Areas including but not limited to:-

	a)	the common parts

	b)	office and residential or other accommodation which may from time to time be reserved in the Building for staff

	c)	any parts of the Building reserved by the Landlord for the housing of plant machinery or otherwise in connection with or required for the provision of services

	d)	all conduits in upon over or under or exclusively serving the Building except any that form part of the Lettable Areas

	e)	the main structure of the Building and in particular but not by way of limitation the roof foundations external walls internal load bearing walls and the structural parts of the roofs ceilings and floors all party structures boundary walls railings and fences and all exterior parts of the Building and all roads pavements pavement lights and car parking areas (if any) within the curtilage of the Building

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“Service Charge”	means all amounts payable by the Landlord under the Superior Lease in respect of Service Charge (as defined in the Superior Lease) being the Advance Payment and any balancing payment as defined and referred to in the Superior Lease

“Superior Landlord”	means Perseus Investments Ltd and includes all its successors in title

“Superior Lease”	means the Lease under which the Landlord holds the Demised Premises dated 6 October 1992 and made between Hogg Group Plc (1) Computer Communications Limited (2) and Hogg Robinson Plc (3)

“Surveyors”	means any person appointed by the Landlord or the Superior Landlord (including an employee or a group company and the person appointed by the Landlord or the Superior Landlord to collect the rents and manage the Building) to perform the function of a Surveyor for the purpose of this Lease

“Tenant”	includes the Tenant’s successors in title and assigns in whom this Lease shall for the time being be vested

“Term”	means the term of years granted by this Lease and any statutory continuation or extension of the term of years

“the 2003 Order”	the Regulatory Reform (Business Tenancies) (England and Wales) Order 2003 and any subsequent legislation of a similar nature

“the 1954 Act”	the Landlord and Tenant Act 1954 and any subsequent legislation of a similar nature

2	INTERPRETATION

2.1	In any case where the Tenant is placed under a restriction by reason of the covenants and conditions contained in this Lease the restriction shall be deemed to include the obligation on the Tenant not to permit or allow the infringement of the restriction by any person claiming rights to use enjoy or visit the Demised Premises through under or in trust for the Tenant

2.2	Words importing persons shall include firms companies and corporations and vice versa

2.3	References to any right of the Landlord to have access to or entry upon the Demised Premises for any reason shall be construed as extending to the Superior and Head Landlord and all persons authorised by the Landlord or the Superior and Head Landlord including agents professional advisers contractors workmen and others

2.4	The clause and paragraph headings in this Lease are for ease of reference only and shall not be taken into account in the construction or interpretation of any covenant condition or proviso to which they refer

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2.5	References in this Lease to a clause Schedule or paragraph are references where the context so admits to a clause Schedule or paragraph in this Lease and references in a Schedule to a paragraph are (unless the context otherwise requires) references to a paragraph of that Schedule

2.6	References in this Lease to any statutes or statutory instruments shall include and refer to any statute or statutory instrument amending consolidating or replacing them respectively from time to time and for the time being in force

2.7	Where the party of the second part to this Lease shall be two or more persons the expression “the Tenant” shall include the plural number and obligations in this Lease expressed or implied to be made with the Tenant or by the Tenant shall be deemed to be made with or by such persons jointly and severally

3	THE DEMISE

In consideration of the rent and the covenants reserved by and contained in this Lease:

3.1	the Landlord DEMISES to the Tenant:

3.1.1	ALL the Demised Premises

3.1.2	TOGETHER WITH (so far as the Landlord can grant the same) the rights set out in Schedule 2 and

3.1.3	EXCEPT AND RESERVED to the Landlord, the Superior Landlord and the Head Landlord and all persons authorised by the Landlord or entitled thereto as stated in Schedule 3

3.1.4	SUBJECT TO the encumbrances referred to in Schedule 4

3.2	For a TERM commencing on [ ] and expiring on 24 July 2007 and

3.3	The Tenant PAYING during the Term without deduction

3.3.1	the yearly Rent by equal quarterly payments in advance on the usual quarter days in every year (the first or proportionate part of such payments in respect of the period commencing on the date of this Lease and ending on the quarter day next following to be made on the date of this Lease) of :-

a)	twenty thousand, two hundred and two pounds (£20,202) plus VAT thereon payable from the date hereof; until

b)	the date any rent payable by the Landlord pursuant to the Superior Lease is reviewed following conclusion of the 2002 rent review process, when the Rent shall be such revised rent as may be agreed between the Landlord and the Superior Landlord pursuant to the terms of the Superior Lease

3.3.2	as additional rent, on demand any difference between the sum of £20,202 and the rent payable pursuant to clause 3.3.1(b) above for the period from [ ] until the date the rent in clause 3.3.1 (b) becomes payable, together with interest thereon pursuant to clause 6.7 of the Superior Lease.

3.3.3	as additional rent on demand the monies payable by the Tenant under clause 4.3

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3.3.4	as additional rent on demand the Insurance Rent

3.3.5	as additional rent the Service Charge and any VAT payable on it, on demand

3.3.6	the monies referred to in clause 4.1.2 and clause 4.20 on demand

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4	TENANT’S COVENANTS

The Tenant covenants with the Landlord as follows:

Rents

4.1.1	To pay the yearly rent reserved by this Lease at the times and in the manner required under clause 3.3.1 and the additional rents reserved by this Lease at the times and in the manner specified in relation to each of them without any deduction

4.1.2	If the whole or any part of the rents and other monies due under this Lease shall remain unpaid after they shall have become due (in the case of the yearly rent whether formally demanded or not) to pay Interest on such rents (or part of the rents) and other monies as from the date they become due until they are paid to the Landlord (both before and after any judgment)

4.2	Outgoings

4.2.1	To pay and discharge all Outgoings in respect of the Demised Premises

4.2.2	To refund to the Landlord on demand (in case any of the Outgoings are payable charged or assessed on other property including the Demised Premises) a fair and proper proportion attributable to the Demised Premises such proportion to be fairly and properly determined by the Landlord or the Landlord’s Surveyor

4.2.3	With respect to the rating of unoccupied property if there occurs a period of vacancy of the Demised Premises which is continuing at the determination of this Lease then to indemnify the Landlord for the relevant amount – that is to say the amount of the unoccupied rate for the length of time that is equivalent to that part of the period of vacancy occurring before the determination of this Lease (but limited in any event to the length of time that the Demised Premises may be left unoccupied without incurring liability for rates)

4.2.4	To pay for all gas and electricity consumed on the Demised Premises and all connection charges for meters and all standing charges

4.3	Insurance Premium

To pay the whole of any increase in the insurance premiums or expense of renewal payable by reason of any act or omission of the Tenant or any person deriving possession occupation or enjoyment of the Demised Premises through the Tenant and also the whole of any increase in the insurance premiums for the Demised Premises attributable to the character of the Tenant or to the particular use of the Demised Premises made by the Tenant and those deriving title under the Tenant or to the condition of the Demised Premises

4.4	Repair

4.4.1	To repair cleanse and maintain and keep in good and substantial repair and condition fully cleansed and maintained the Demised Premises (damage by the Insured Risks excepted save to the extent that payment of the insurance moneys shall be withheld by reason of any act neglect or default of the Tenant or any undertenant or any person under its or their control)

4.4.2	The obligation in clause 4.4.1 extend to all improvements and Superior Landlord’s additions made by the Tenant to the Demised Premises and all Landlord’s fixtures fittings and appurtenances of whatever nature affixed or fastened to the Demised Premises

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4.4.3	The obligations in clause 4.4.1 do not extend to damage by Insured Risks unless and to the extent that the policies of insurance in respect of Insured Risks effected by the Superior Landlord are vitiated or the policy monies are withheld by reason of any act or omission of the Tenant its employees or agents

4.4.4	To pay on demand the sum equivalent to the loss of rent incurred by the Landlord and the Superior Landlord during such period as is reasonably required for the carrying out of works after the end of this Lease by reason of any breach of this sub-clause without prejudice to any other rights of the Landlord

4.5	Decorations

4.5.1	In every fifth year (commencing in 2002) and in the last three months of the Term howsoever determined to decorate the inside of the Demised Premises with two coats of good quality paint and with paper for those parts normally papered or other suitable and appropriate materials of good quality in a workmanlike manner such decorations in the last three months of the Term to be executed in such colours patterns and materials as the Landlord may reasonably and properly require

4.5.2	To keep the Demised Premises in a clean and tidy condition and to employ only competent and respectable persons to carry out such cleaning

4.6	Landlord’s Right of Inspection and Right of Repair

4.6.1	To permit the Landlord, the Superior Landlord and the Head Landlord and their servants or agents at all reasonable times upon reasonable prior notice (except in emergency) to enter to inspect and view the Demised Premises and examine their condition and also to take a schedule of fixtures in the Demised Premises

4.6.2	If any breach of covenant defects disrepair removal of fixtures or unauthorised alterations or additions shall be found upon such inspection for which the Tenant is liable then upon notice to the Tenant to execute all repairs works replacements or removals required within two months (or sooner if necessary) after the receipt of such notice to the reasonable satisfaction of the Landlord, the Superior Landlord or the Head Landlord as appropriate or their Surveyors

4.6.3	In case of default it shall be lawful for workmen or agents of the Landlord, the Superior Landlord or the Head Landlord to enter into the Demised Premises and execute such repairs works replacements or removals

4.6.4	To pay to the Landlord, the Superior Landlord or the Head Landlord on demand all expenses so incurred with Interest from the date of expenditure until the date they are paid by the Tenant to the Landlord (such expenses and Interest to be recoverable as if they were rent in arrear)

4.7	Yield Up in Repair at the End of the Term

At the expiration or earlier determination of the Term or at such later time as the Landlord recovers possession of the Demised Premises from the Tenant:

4.7.1	quietly to yield up the Demised Premises (together with all additions and improvements to the Demised Premises and all fixtures which during the Term may be fixed or fastened to or upon the Demised Premises other than tenant’s fixtures removable by the Tenant) decorated repaired cleaned and kept in accordance with

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the Tenant’s covenants contained in this Lease (damage by Insured Risks excepted unless and to the extent that the policies of insurance in respect of Insured Risks effected by the Superior Landlord are vitiated or the policy monies are withheld by reason of any act or omission of the Tenant its employees or agents)

4.7.2	if so requested by the Landlord or the Superior Landlord to remove from the Demised Premises all the Tenant’s belongings – that is to say trade fixtures and fittings and all notices notice boards and signs bearing the name of or otherwise relating to the Tenant (including in this context any persons deriving title to the Demised Premises under the Tenant) or its business and

4.7.3	to make good to the satisfaction of the Landlord and the Superior Landlord all damage to the Demised Premises resulting from the removal of the Tenant’s belongings from the demised Premises

4.7.4	unless otherwise required by the Landlord or the Superior Landlord:

a)	to remove and make good all alterations or additions made to the Demised Premises during the Term to the reasonable satisfaction of the Landlord and the Superior Landlord and

b)	well and substantially to reinstate the Demised Premises to open plan offices in such manner as the Landlord or the Superior Landlord shall direct and to its reasonable satisfaction

4.8	Landlord’s Right of Entry for Repairs

4.8.1	To permit the Landlord and the agents workmen and others employed by the Landlord or by the other owners tenants or occupiers of any adjoining or neighbouring property at reasonable times after giving to the Tenant written notice (except in an emergency) to enter upon the Demised Premises:

a)	To alter maintain or repair adjoining premises or property of the Landlord or the Superior Landlord or person so entering or

b)	To construct alter maintain repair or fix anything serving such property and running through or on the Demised Premises or

c)	To comply with an obligation to any third party having legal rights over the Demised Premises or

d)	In exercise of a right or to comply with an obligation of repair maintenance or renewal under this Lease or the Superior or Head Lease or

e)	In connection with the development of any adjoining or neighbouring land or premises including the right to build on or onto or in prolongation of any boundary wall of the Demised Premises

Provided That in exercising the foregoing right the Landlord (here meaning Hogg Robinson Plc or its successors in title only) shall cause as little interference as possible to the Demised Premises or the Tenant’s fixtures and fittings therein and shall as soon as reasonably practicable make good any damage caused to the Demised Premises or the fixtures and fittings by the exercise of the said right

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4.8.2	Upon becoming aware of any defects in the building which are “relevant defects” for the purposes of section 4 of the Defective Premises Act 1972 to give notice of them to the Landlord

4.9	Alterations

4.9.1	Not to alter divide cut main injure or remove any of the principal or load bearing walls floors beams or columns of or enclosing the Demised Premises nor to make any other alterations or additions of a structural nature

4.9.2	Not to make any alterations or additions to the Landlord’s fixtures without obtaining the prior written consent of the Landlord and the Superior Landlord such consent of the Landlord not to be unreasonably withheld or delayed PROVIDED THAT nothing in this clause shall prevent the Tenant making alterations or additions of a non-structural nature to the Demised Premises without any such consent as aforesaid provided that prior to carrying out any alterations pursuant to this clause 4.9.2

4.9.3	The Tenant shall comply with the following conditions:

a)	Prior to the commencement of any such alterations or additions the Tenant shall obtain all Town Planning Bye Law and other necessary consents permissions certificates and approvals at its own expense which are or may be necessary for the carrying out of works and will carry out the works fully in compliance with such consents

b)	The Tenant will prior to the commencement of the works inform the Landlord and the Superior Landlord of the works and pay any increase in insurance premiums which may result or be required by reason thereof

c)	The Tenant will indemnify and keep the Landlord indemnified against any loss claims damages or expenses whatsoever arising by reason of the carrying out of the works

d)	The Tenant will carry out the works and complete the same in a good and workmanlike manner to the reasonable satisfaction of the Surveyor and also in compliance with any reasonable recommendation of the Surveyor

4.9.4	Where the Landlord grants any such consent as aforesaid it may require the Tenant to enter into such covenants as may be required regarding the execution of such works and the reinstatement of the Demised Premises at the end or sooner determination of the Term

4.10	Alienation

4.10.1	Not to assign charge underlet share or part with part of the Demised Premises nor charge share underlet or part with the whole of the Demised Premises save by way of an assignment pursuant to this clause 4.10

4.10.2	Not to assign the whole of the Demised Premises without the consent of the Landlord and the Superior Landlord (such consent of the Landlord not to be unreasonably withheld or delayed)

4.10.3	Upon any assignment to obtain (if the Landlord or the Superior Landlord shall so require) guarantors acceptable to the Landlord and the Superior Landlord for any

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assignee and to obtain a direct covenant by the assignee with the Landlord to observe and perform the covenants and conditions on the part of the Tenant contained in this Lease throughout the residue of the Term in such form as the Landlord shall require and a direct covenant by such guarantors in such form as the Landlord shall require

4.10.4	The foregoing provisions of this clause 4.10 shall not apply to any parting with possession or occupation or the sharing of occupation or sub-division of the Demised Premises to or with any member of a group of companies of which the Tenant is itself a member upon the conditions that:

a)	The interest in the Demised Premises so created shall be no more than a licence-at-will and shall not afford exclusive possession and

b)	The possession occupation or sub-division shall forthwith be determined if the Tenant and the relevant member shall cease for any reason whatsoever to be members of the same group of companies

And for this purpose two companies shall be taken to be members of a group if and only if one is a subsidiary of the other or both are subsidiaries of a third company “subsidiary” having the meaning assigned to it by section 736 of the Companies Act 1985

4.11	Registration of Dispositions of this Lease

Within twenty one days after the execution of any disposition of this Lease or the Demised Premises or upon any transmission by reason of a death or otherwise affecting the Demised Premises to produce to and leave with the Solicitors for the time being of the Landlord a certified copy of the deed instrument or other document of disposition and on each occasion to pay to such Solicitors a registration fee of £50.00 plus VAT PROVIDED THAT registration or any such deed instrument or other document shall be evidence of notification of such transaction to the Landlord but shall not require the Landlord to consider the terms of such transaction or the said deed instrument or other document and shall not be evidence that it has done so

4.12	User

4.12.1	To use the premises for the purposes only of high class professional or commercial offices (excluding Government Departments) and not for any other purposes

4.12.2	Nothing contained in this lease shall imply or be treated as a warranty to the effect that the use of the Demised Premises for the purposes above mentioned is in compliance with all Town Planning laws and regulations now or from time to time in force

4.12.3	To ensure that at all times the Landlord has written notice of the name home addresses and home telephone number of at least two key holders of the Demised Premises

4.12.4	To provide the Landlord with a set of keys to the demised Premises to enable the Landlord or the Superior Landlord or its agents and others authorised by the Landlord or Superior Landlord to enter the Demised Premises for security purposes or in case of emergency

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4.13	Restrictions Affecting Use of the Demised Premises

4.13.1	Not to store in the Demised Premises any petrol or other specially inflammable explosive or combustible substance

4.13.2	Not to use the Demised Premises for any noxious noisy or offensive trade or business nor for any illegal or immoral act or purpose

4.13.3	Not to hold in or on the Demised Premises any exhibition public meeting or public entertainment

4.13.4	Not to do in or upon the Demised Premises anything which may be or grow to be a nuisance annoyance disturbance inconvenience or damage to the Landlord or to the owners tenants and occupiers of adjoining and neighbouring properties

4.13.5	Not to load or use the floors walls ceilings or structure of the Demised Premises in any manner which will cause strain damage or interference with the structural parts loadbearing framework roof foundations joists and external walls of the Demised Premises

4.13.6	Not to overload the electrical installation or Conduits in the Demised Premises

4.13.7	Not to do to omit to do anything which interferes with or which imposes an additional loading on any ventilation heating air conditioning or other plant or machinery serving the Demised Premises

4.13.8	Not to do anything whereby any policy of insurance on including or in any way relating to the Demised Premises taken out by the Landlord or the Superior Landlord may become void or voidable or whereby the rate of premium thereon may be increased but to provide efficient fire extinguishers of a type approved by the Landlord and the Superior Landlord and to take such other precautions against fire as may be deemed necessary by the Landlord and the Superior Landlord or its insurers

4.13.9	Not to permit the drains to be obstructed by oil grease or other deleterious matter but to keep the Demised Premises thoroughly cleaned and to clean the drains serving the Demised Premises as often as may be necessary

4.13.10	Not to give any bill of sale or other preferential security on the stock in trade or personal chattels of the Tenant for the time being on or about the Demised Premises

4.13.11	Not to permit the Common Parts to be obstructed

4.13.12	Not to leave the Demised Premises continuously unoccupied for more than 30 days without:

a)	Notifying the Landlord and

b)	Providing and paying for such caretaking or security arrangements as the Landlord or the Superior Landlord shall reasonably require in order to protect the Demised Premises from vandalism theft or unlawful occupation

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4.14	Advertisements and Signs

4.14.1	Not to place or display on the exterior of the demised Premises or on the windows or inside the Demised Premises so as to be visible from the exterior of the Demised Premises any name writing notice sign illuminated sign display of lights placard poster sticker or advertisement PROVIDED THAT the Tenant may display on the entrance door to the Demised Premises a suitable sign of a size and kind first approved by the Landlord and the Superior Landlord (or their Surveyors) showing the Tenant’s name and business or profession

4.14.2	If any name writing notice sign placard poster sticker or advertisement shall be placed or displayed in breach of these provisions to permit the Landlord or the Superior Landlord to enter the Demised Premises and remove such name writing notice sign placard poster sticker or advertisement and to pay to the Landlord on demand the expense of so doing

4.15	Encumbrances

To observe and perform the obligations and liabilities comprising the Encumbrances so far as they relate to the Demised Premises and are capable of being enforced and to indemnify and keep indemnified the Landlord against any liability whatsoever arising out of the breach non-observance or non-performance of such obligations and liabilities

4.16	Compliance with Statues etc.

4.16.1	To comply in all respects with the provisions of all statutes and instruments pursuant to them for the time being in force and requirements of any competent authority relating to the Demised Premises or anything done in or upon them by the Tenant and to indemnify the Landlord against all actions proceedings claims or demands which may be brought or made by reason of such statutes or requirements or any default in compliance with them

4.16.2	In particular but without prejudice to the generality of clause 3.17.1:

a)	To comply with all requirements under any present or future Act of Parliament order by-law or regulation as to the use or occupation of or otherwise concerning the Demised Premises

b)	To execute with all due diligence (commencing work within two months or sooner if necessary and then proceeding continuously) all works to the Demised Premises for which the Tenant is liable in accordance with this clause 4.16 and of which the Landlord or the Superior Landlord has given notice to the Tenant and

c)	If the Tenant shall not comply with clause 4.16.2 (b) to permit the Landlord or the Superior Landlord to enter the Demised Premises to carry out such works and to pay to the Landlord on demand the expense of so doing (including surveyors’ and other professional advisers’ fees) together with Interest from the date of expenditure until payment by the Tenant to the Landlord (such monies to be recoverable as if they were rent in arrear)

d)	To pay to the Landlord on demand a due proportion of the amount (such proportion and amount to be certified by the Landlord’s surveyors whose certificate shall be conclusive) of any expense incurred by the Landlord in

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complying with the requirements of any statute or instrument pursuant thereto or the requirements of any competent authority in relation to the Building and to give notice forthwith to the Landlord of any notice or order or proposal for a notice or order served thereunder on the Landlord or any undertenant and if so required by the Landlord or the Superior Landlord to produce the same and at the joint expense of the parties join in making such representations in respect thereof as the Landlord or the Superior Landlord may require

4.17	Planning Permissions

4.17.1	Not without the consent in writing of the Landlord and the Superior Landlord to make any application under the Town and Country Planning Acts 1971 – 1990 to any local planning authority for permission to develop (including change of use of) the Demised Premises

4.17.2	To indemnify the Landlord against any development charges other charges and expenses payable in respect of such applications and to reimburse to the Landlord and the Superior Landlord the costs it may properly incur in connection with such consent

4.17.3	To pay to the Landlord on demand any sum or sums which may become payable in consequence of the use of the Demised Premises reverting to that existing prior to such application being made

4.17.4	Forthwith to give to the Landlord full particulars in writing of the grant of planning permission

4.17.5	Not to implement any planning permission if the Landlord or the Superior Landlord shall make reasonable objection to any of the conditions subject to which it has been granted

4.17.6	Notwithstanding any consent which may be granted by the Landlord under this lease not to carry out or make any alteration or addition to the Demised Premises or any change of use until:-

a)	all necessary notices under the Planning Acts have been served and copies produced to the Landlord

b)	any necessary permission under the Planning Acts has been obtained and produced to the Landlord and:

c)	the Landlord and the Superior Landlord have acknowledged that the Planning Permission is acceptable to them PROVIDED THAT the Landlord or the Superior Landlord may refuse to acknowledge its acceptance of a planning permission on the grounds that any condition contained in it or anything omitted from it or the period referred to in it would in the reasonable opinion of the Landlord or the Superior Landlord be or be likely to be prejudicial to the Landlord or the Superior Landlord’s interest in the Demised Premises or the Building whether during or following the expiration of the Term

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4.17.7	Unless the Landlord shall otherwise direct to carry out and complete before the expiration or sooner determination of the Term:-

a)	any works stipulated to be carried out to the Demised Premises by a date subsequent to such expiration or determination as a condition of any planning permitted granted to the Tenant for any Development and begun before the expiration or sooner determination of the Term; and

b)	any Development begun upon the Demised Premises in respect of which the Landlord shall or may be or become liable for any charge or levy under the Planning Acts

4.18	Compliance with Town Planning Requirements

4.18.1	To perform and observe all the provisions and requirements of all statutes and regulations relating to Town and Country Planning in relation to the Demised Premises and to obtain any development or other consent which may be requisite by reason of the development of or on the Demised Premises by the Tenant

4.18.2	To indemnify the Landlord from and against any loss or expense suffered by the Landlord by reason of the Tenant’s failure to obtain any necessary development or other consents as aforesaid

4.18.3	To give full particulars to the Landlord of any notice or proposal for a notice or order or proposal for an order made given or issued to the Tenant under or by virtue of any statute or regulation relating to Town and Country Planning or otherwise within seven days of the receipt of any such by the Tenant and if so required by the Landlord to produce such notice or proposal for a notice or order to the Landlord

4.18.4	Forthwith to take all reasonable and necessary steps to comply with any such notice or order

4.18.5	At the request of the Landlord to make or join with the Landlord in making such objections or representations against or in respect of any proposal for such a notice or order as the Landlord or the Superior Landlord may deem expedient

4.19	Claims Made by Third Parties

To indemnify the Landlord against any claims proceedings or demands and the costs and expenses so incurred which may be brought against the Landlord or the Superior Landlord by any employees workpeople agents or visitors of the Tenant in respect of any accident loss or damage whatsoever to person or property howsoever caused or occurring in or upon the Demised Premises

4.20	Expenses of the Landlord

To pay all expenses (including Solicitors’ costs and Surveyors’ fees) incurred by the Landlord and the Superior Landlord:

4.20.1	Incidental to or in contemplation of the preparation and service of a Schedule of Dilapidations and/or a Notice under sections 146 and 147 of the Law of Property Act 1925 (whether or not any right or re-entry of forfeiture has been waived by the Landlord or a Notice served on the Tenant has been complied with or the Tenant has enjoyed relief under the Provisions of the said Act or forfeiture is avoided otherwise than by relief granted by the Court)

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4.20.2	In the preparation and service upon the Tenant of any Notice (whether Statutory or otherwise) and the preparation of any schedule to accompany such Notice in relation to any breach of any covenant on the part of the Tenant hereunder whether served during or after termination of the term and taking steps subsequent to any such Notice

4.20.3	In the effecting of any forfeiture not requiring such Notices

4.20.4	In connection with the recovery of attempted recovery of arrears of rent or other sums due from the Tenant and in the levy or attempted levy of any distress

4.20.5	In connection with every application for any consent or approval made under this Lease whether or not such consent or approval shall be granted or given

4.21	Obstruction of Windows or Lights

4.21.1	Not to stop up darken or obstruct any windows or lights belonging to the Demised Premises or any other buildings belonging to the Landlord or the Superior Landlord nor permit any new windows light opening doorway path passage drain or other restriction encroachment or easement to be made

4.21.2	Not to permit any easement to be made or acquired into against or upon the Demised Premises

4.21.3	Where any such window light opening doorway path passage drain or other restriction encroachment or easement shall be made or attempted to be made or acquired forthwith to give notice of the circumstances to the Landlord and at the request of the Landlord to adopt such course as may be reasonably required or deemed proper by the Landlord or the Superior Landlord for preventing any such restriction encroachment or the acquisition of any such easement

4.22	Cleaning and Insurance of Windows

4.22.1	To clean the glass in the windows of the Demised Premises in each month

4.22.2	To keep the plate glass in the windows of the Demised Premises insured in a sum equal to the full replacement cost against damage in reputable office determined by the Landlord in the joint names of the Landlord, the Superior Landlord and the Tenant

4.22.3	Whenever required to produce to the Landlord the policy and the receipt for the last premium in respect of such insurance

4.22.4	In case of the destruction of or damage to the plate glass windows to lay out the monies received in respect of such insurance in replacement with glass of the same quality and thickness as before and in case such monies shall be insufficient for such purpose to make good the deficiency out of the Tenant’s own monies

4.23	Value Added Tax

4.23.1	Where by virtue of any of the provisions of this Lease or at the Landlord’s election the Tenant is required to pay repay or reimburse to the Landlord or any person or persons any rent premium cost fee charge insurance expense or other sum or amount whatsoever in respect of the supply of any goods and/or services by the Landlord or the Superior Landlord or any other person or persons the Tenant shall

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also be required in addition to pay as additional rent or (as the case may be) keep the Landlord indemnified against:

a)	the amount of any Value Added Tax which may be chargeable in respect of such supply

b)	a sum or sums equal to the amount of Value Added Tax charged (for whatsoever reason or whether directly or indirectly) to the Landlord or such person or persons in connection with such supply

4.23.2	If at any time this Lease or any supply made under it is capable of being positive- rated for the purposes of Value Added Tax with or without the Tenant’s consent or whether or not at the Tenant’s election (whether or not the Landlord’s consent or election is also required) if required in writing by the Landlord so to do to give that consent or make that election and to complete such documentation as may be necessary or desirable to effect the same

4.23.3	References in this Lease to Value Added Tax shall include any other tax replacing or supplementing the same

4.24	Notices “To Let” and “For Sale”

To allow the Landlord, the Superior Landlord or their agents to enter on the Demised Premises at any time:

4.24.1	Within six months next before the expiration or earlier determination of the Term to fix upon the Demised Premises a notice board for re-letting the Demised Premises

4.24.2	To fix on some part of the Demised Premises a notice board for the sale of the interest of the Landlord

4.24.3	Not to remove or obscure any such notice board and

4.24.4	To permit all persons authorised by the Landlord, the Superior Landlord or their agents to view the Demised Premises at reasonable hours upon prior appointment without interruption in connection with any such letting or sale

4.25	Irrecoverability of Insurance

In the event of the Demised Premises the Building or any such adjoining or contiguous property or any part thereof being destroyed or damaged by any of the Insured Risks and the insurance money under any insurance effected against the same by the Superior Landlord or the Landlord being wholly or partly irrecoverable by reason solely or in part of any act or default of the Tenant then and in every such case the Tenant will forthwith pay to the Landlord the sum so irrecoverable

4.26	Floor Covering

To keep the floors of the Demised Premises covered with carpet and maintain the same in good condition replacing it as necessary to the satisfaction of the Landlord and the Superior Landlord and at the end or sooner determination of the Term to yield up the Demised Premises with such carpet in such condition

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4.27	Cleaners

Not to employ or continue to employ in or about the Demised Premises any office cleaners or window cleaners other than those approved by the Landlord such approval not to be unreasonably withheld

4.28	Common Parts

Not to use

4.28.1	The passenger lifts (“the lifts”) for the carrying of more persons than is indicated on the notices in the lifts or for the carrying of goods without the previous consent of the Landlord and not in any event to use the lifts for carrying loads (including passengers) exceeding the weight recommended by the manufacturers and to comply with all the requirements of the Landlord and the Superior Landlord to which any consent for the carrying of goods in the lifts may be made subject

4.28.2	The Common Parts for the bringing in or removal of any goods or articles which might occasion damage to such Common Parts or any part thereof without first providing adequate protection for the same

4.28.3	The Common Parts other than in a proper and careful manner and to make good any damage caused by improper or careless use and to indemnify the Landlord in respect thereof

4.29	Fire Precautions and Equipment

4.29.1	To comply with the requirements and recommendations of the fire authority the insurers of the Building, the Landlord and the Superior Landlord in relation to fire precautions affecting the Demised Premises

4.29.2	To keep the Demised Premises supplied and equipped with such fire fighting and extinguishing appliances as shall be required by any statute the fire authority or the insurers of the Building or as shall be reasonably required by the Landlord or the Superior Landlord (or at the Landlord’s option to pay to the Landlords on demand the cost of providing and installing any of the same) and such appliances shall be open to inspection by prior appointment and shall be maintained to the reasonable satisfaction of the Landlord and the Superior Landlord

4.29.3	Not to obstruct the access to or means of working of any fire fighting and extinguishing appliances or the means of escape from the Demised Premises or the Building in case of fire or other emergency

4.30	To keep the Landlord fully indemnified from and against all actions proceedings claims demands losses costs expenses damages and liability arising in any way directly or indirectly out of the state of repair or user of the Demised Premises or any breach of the Tenants covenants contained in this Lease

4.31	Landlord’s Regulations

To comply with all reasonable regulations made by the Landlord or the Superior Landlord and notified to the Tenant in writing from time to time for the general management and security of the Building Common Parts and other areas used or to be used in common with others.

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4.32	Taxation

4.32.1	Notwithstanding anything contained in this Lease not to do or in relation to the Demised Premises or any part thereof any act or thing in breach of its obligations hereunder (other than the payment of the rent reserved by this Lease) which shall render the Landlord or the Superior Landlord liable for any tax levy charge or other fiscal imposition of whatsoever nature and not to dispose of or deal with this Lease in such a way that the Landlord or the Superior Landlord shall become liable for any such tax levy charge or fiscal imposition

4.32.2	To indemnify the Landlord against all liability for any tax levy charge or other fiscal imposition of whatsoever nature including but not limited to penalties and interest on overdue tax and penalties for failure to give appropriate notices and information for which the Landlord or the Superior Landlord shall be liable as aforesaid and shall on demand pay to the Landlord the amount of the tax levy charge or fiscal imposition which in default of payment shall be recoverable from the Tenant as rent in arrear

4.33	Observe Headlease Covenants

4.33.1	To perform and observe all the covenants on the part of the Landlord contained in the deeds and documents listed in the Fourth Schedule so far as they relate to the Demised Premises and not expressly assumed by the Landlord in this Lease and to keep the Landlord indemnified against all actions claims demands costs expenses damages and liabilities in any way relating thereto

4.33.2	Not to do or omit or allow anything which might cause the Landlord to be in breach of the Superior Lease or which if done or omitted would or might be a breach of the covenants on the part of the tenant contained in the Superior Lease

5	PROVISOS

5.1	Forfeiture. If:

5.1.1	any or any part of the rents reserved by the Lease shall be unpaid for twenty one days after any of the days when they become due for payment (whether or not they shall have been lawfully demanded) or

5.1.2	the Tenant shall at any time fail or neglect to perform or observe any of the covenants conditions or agreements contained in this Lease to be performed or observed by the Tenant or shall allow any distress or execution to be levied on the Tenant’s goods or

5.1.3	an event of insolvency shall occur in relation to the Tenant or one of the Tenants or any guarantor of the Tenant or one of the Tenants then and in any such case it shall be lawful for the Landlord or any person or persons duly authorised by the Landlord for that purpose to re-enter the Demised Premises or any part of them in the name of the whole and peaceably to repossess and enjoy the Demised Premises as if this Lease had not been made

5.1.4	Re-entry in exercise of the rights contained in clause 5.1 shall be without prejudice to any right of action or remedy of the Landlord in respect of any antecedent breach of any of the covenants by the Tenant contained in the Lease

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5.1.5	The expression “an event of insolvency” in clause 5.1.3 includes (in relation to a company or other corporation which is the Tenant or one of the Tenants or a guarantor) inability of the company to pay its debts, entry into liquidation either compulsory or voluntary (except for the purpose of amalgamation or reconstruction), the passing of a resolution for a creditors winding up, the making of a proposal to the company and its creditors for a composition in satisfaction of its debts or a scheme of arrangement of its affairs, the application to the court for an administration order, and the appointment of a receiver or an administrative receiver, and (in relation to an individual who is the Tenant or a guarantor) inability to pay or having no reasonable prospect of being able to pay his debts, the presentation of a bankruptcy petition, the making of a proposal to his creditors for a composition in satisfaction of his debts or a scheme of an arrangement of his affairs, the application to the court for an interim order, and the appointment of a receiver or interim receiver, and in relation to the various events of insolvency they shall wherever appropriate be interpreted in accordance and conjunction with the relevant provisions of the Insolvency Act 1986

5.2	Rent Abatement

5.2.1	In case the Demised Premises or the Building or any part thereof shall be destroyed or damaged by any of the Insured Risks so as to render the Demised Premises or any part of them unfit for use and occupation or not reasonably accessible and the insurance shall not have been vitiated or payment of the policy monies refused in whole or in part as a result of some act or default of the Tenant or any undertenant or any person under its or their control then the rent first reserved by this Lease or a fair proportion thereof according to the nature and extent of the damage sustained shall be suspended until the Demised Premises or the part destroyed or damaged shall be again rendered fit for use and occupation and accessible or until the expiration of three (3) years from the date of the destruction or damage (whichever is the earlier)

5.2.2	Any dispute as to the amount or extent of such cesser of rent shall be referred to arbitration

5.3	Power for Landlord to Deal with Adjoining Property

The Landlord may deal as it may think fit with other property belonging to the Landlord adjoining or nearby and to erect or suffer to be erected on such property any buildings whatsoever whether or not such buildings shall affect or diminish the light or air which may now or at any time be enjoyed by the Tenant in respect of the Demised Premises

5.4	Arbitration of Disputes between Tenants

Any dispute arising between the Tenant and other tenants or occupiers of the Building as to any easement quasi-easement right privilege or Conduit in connection with the Demised Premises or the Building shall be a fairly and reasonably determined by the Surveyor

5.5	Accidents

The Landlord shall not be responsible to the Tenant or the Tenant’s licensees nor to any other person for any accident happening or injury suffered in the Demised Premises

5.6	Compensation for Disturbance

Except to the extent that any statutory provision prohibits the Tenant’s right to compensation being reduced or excluded by agreement the Tenant shall not be entitled on quitting the Demised Premises to claim from the Landlord any compensation under the Landlord and Tenant Act 1954

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5.7	Removal of Property after Determination of Term

5.7.1	If at such time as the Tenant has vacated the Demised Premises after the determination of this Lease any property of the Tenant shall remain in or on the Demised Premises and the Tenant shall fail to remove the same within 14 days after being requested by the Landlord so to do by a notice to that effect then the Landlord may as the agent of the Tenant sell such property and shall then hold the proceeds of sale after deducting the costs and expenses of removal storage and sale reasonably and properly incurred by it to the order of the Tenant

5.7.2	The Tenant shall indemnify the Landlord against any liability incurred by it to any third party whose property shall have been sold by the Landlord in the bona fide mistaken belief (which shall be presumed unless the contrary be proved) that such property belonged to the Tenant and was liable to be dealt with as such pursuant to this clause

5.8	Notices Consents and Approvals

5.8.1	Any Notice served under or in connection with this Lease shall be in writing and be properly served if compliance is made within the provisions of section 196 of the Law of Property Act 1925 (as amended by the Recorded Delivery Service Act 1962)

5.8.2	Any consent or approval under this Lease shall be required to be obtained before the act or event to which it applies is carried out or done and shall be effective only when the consent or approval is given in writing

5.9	Waiver

No acceptance or receipt of the rent by the Landlord in the knowledge of any breach of any of the Tenant’s covenants hereunder shall be or operate as a waiver wholly or partially of any such breach but such breach shall be a continuing breach of covenant and neither the Landlord nor any person taking any estate or interest under the Tenant shall be entitled to set up any such acceptance or receipt of rent by the Landlord as a defence in any action or proceedings by the Landlord

5.10	No Building Scheme

Any covenants herein contained of a restrictive nature do not form part of a building or letting scheme so as to be enforceable as such by the owners or occupiers of any other premises

5.11	Restriction of Easements

The Tenant shall not at any time during the Term be or become entitled to any right or easement over any neighbouring property which would interfere with the user for any purpose of such property by the Landlord or the Superior Landlord or any persons claiming title under the Landlord

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5.12	Premises Unfit for Use

5.12.1	If during the Term the Demised Premises or the Building shall be so destroyed or damaged by any of the Insured Risks as to render the Demised Premises or the Building completely unfit for use and occupation then the Landlord or the Tenant may determine this Lease by giving to the other not less than six (6) months’ written notice to be given not later than twelve (12) months after such destruction or damage and such determination to be without prejudice to any claim by either party against the other in respect of any antecedent breach of covenant PROVIDED ALWAYS that if this Lease shall be determined then the Landlord shall not be required to comply with its obligations in clause 6.2

5.12.2	If rebuilding and reinstatement shall be prevented for whatever reason for six (6) months after the date of the destruction or damage and if this Lease has not at that time been terminated by frustration the Landlord or the Tenant may at any time after the expiry of such six (6) months by written notice given to the other determine this demise but without prejudice to any claim by either party against the other in respect of any antecedent breach of covenant

5.12.3	Any dispute concerning the fitness of this Demised Premises for use by the Tenant shall be determined by reference to arbitration

5.13	Representation

The Tenant acknowledges that this Lease has not been entered into in reliance wholly or partly on any statement or representation made by or on behalf of the Landlord except any such statement or representation that is expressly set out in this Lease

6	LANDLORD’S COVENANTS

The Landlord COVENANTS with the Tenant as follows:

6.1	Quiet Enjoyment

That the Tenant paying the rents and performing the Tenant’s covenants reserved by and contained in this Lease may lawfully and peaceably enjoy the Demised Premises throughout the Term without any lawful suit eviction or interruption by the Landlord or by any person lawfully claiming through under or in trust for the Landlord

6.2	Superior Lease Covenants

6.2.1	To pay the rents reserved by the Superior Lease and to comply with the terms of it unless the Tenant is obliged to comply with them by virtue of this Lease

6.2.2	At the request and cost of the Tenant to use reasonable endeavours to enforce the covenants on the part of the landlord contained in the Superior Lease insofar as they relate to the Demised Premises

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7	SURETY COVENANTS

7.1	Guarantee

The Surety guarantees to the Landlord that the Tenant will pay the rents reserved by and perform and observe all the covenants and stipulations on the Tenant’s part contained in this Lease only for so long as the Term remains vested in the Tenant

7.2	No Waiver of Liability

The Surety shall not be released from liability under these provisions by reason of any forbearance the granting of time or any other indulgence on the part of the Landlord

7.3	Surety to Accept New Lease upon Disclaimer

If a liquidator or trustee in bankruptcy of the Tenant shall disclaim this Lease the Surety will if the Landlord shall by notice within three months after such disclaimer so require take from the Landlord a lease of the Demised Premises for a term commensurate with the residue of the Term which would have remained had there been no disclaimer at the same rents and subject to the same covenants and conditions as are reserved by and contained in this Lease (with the exception of this clause) such lease to take effect from the date of the disclaimer and in such case the Surety shall pay the costs of such new lease and execute and deliver to the Landlord a counterpart of the new Lease

8	EXCLUSION OF LANDLORD AND TENANT ACT 1954

8.1	The Tenant hereby confirms that before the date of this Lease:

8.2	The Landlord served on the Tenant a notice dated [ ]200[ ] in relation to the tenancy created by this Lease (“the Notice”) in a form complying with the requirements of Schedule 1 to the 2003 Order

8.3	The Tenant or a person duly authorised by the Tenant in relation to the Notice made a [declaration][statutory declaration] (“the Declaration”) dated [ ]200[ ] in a form complying with the requirements of Schedule 2 of the 2003 Order

8.4	The Tenant further confirms that where the Declaration was made by a person other than the Tenant the declarant was duly authorised by the Tenant to make the Declaration on the Tenant’s behalf.

8.5	The Landlord and the Tenant confirm that there is no Agreement for Lease to which this Lease gives effect

8.6	The Landlord and Tenant agree to exclude the provisions of sections 24 to 28 (inclusive) of the 1954 Act in relation to the tenancy created by this Lease.

IN WITNESS whereof the parties hereto have executed this Lease as a Deed the day and year first above written

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SCHEDULE 1

Description of the Demised Premises

Parts of the fourth floor of the Building amounting to 2,886 sq. ft. which are shown for identification only edged red on the Plan numbered “I” (“Plan I”) annexed hereto

SCHEDULE 2

Rights granted to the Tenant

1	The right for the Tenant and all persons expressly or by implication authorised by the Tenant (in common with the Landlord, the Superior and Head Landlord and all persons having a like right) but subject to any existing or future reasonable regulations made by the Landlord or the Superior Landlord

a)	to use the Common Parts shown edged blue on the Plan numbered 1 for all proper purposes in connection with the use and enjoyment of the Demised Premises

b)	to use such of the passenger lifts in the Building as shall from time to time be designated for the Tenant’s use for the purpose only of obtaining access to and egress from the Demised Premises

c)	to use such sufficient lavatories as shall from time to time be designated by the Landlord for the Tenant’s use

2	The free passage and running of the Services (subject to temporary interruption for repair alteration or replacement) to and from the Demised Premises through the conduits which are now laid or (within a period of 80 years from the date hereof) shall be laid in under or through other parts of the Building so far as any of the same are necessary for the reasonable use and enjoyment of the Demised Premises

3	The right of support and protection for the benefit of the Demised Premises as is now enjoyed from all other parts of the Building

SCHEDULE 3

Exceptions and Reservations

The following rights and easements are excepted and reserved out of the Demised Premises to the Landlord the Superior Landlord the Head Landlord and the tenants and occupiers of the Building and the adjoining property and all other persons authorised by the Landlord or the Superior or Head Landlord or having the like rights and easements

4	The free and uninterrupted passage and running of Service through the Conduits which are now or may at any time be in under or passing through or over the Demised Premises

5	The right at all reasonable times upon reasonable prior notice except in cases of emergency to enter (or in cases of emergency or after the giving of reasonable notice during the Tenant’s absence to break and enter) the Demised Premises in order to:-

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[GRAPHIC APPEARS HERE]

a)	inspect cleanse maintain repair connect remove lay renew relay replace with others alter or execute any works whatever to or in connection with the Conduits and any other services

b)	execute repairs decorations alterations and any other works and to make installations to the Demised Premises the Building or the Adjoining Property or to do anything whatsoever which the Landlord may or must do under this Lease without payment of compensation for any nuisance annoyance inconvenience or damage caused PROVIDED THAT the Landlord or the person exercising the foregoing rights shall make good as soon as reasonably practicable any damage thereby caused to the Demised Premises or the Tenant’s fixtures and fittings and stock

6	The right to erect scaffolding for the purpose of repairing or cleaning the Building and any buildings now or hereafter erected on the Adjoining Property or in connection with the exercise of any of the rights mentioned in this Schedule notwithstanding that such scaffolding may temporarily restrict the access to or enjoyment and use of the Demised Premises

7	The rights of light air support protection and shelter and all other easements and rights now or hereafter belonging to or enjoyed by other parts of the Building or the Adjoining Property

8	Full right and liberty for the Superior or Head Landlord at any time hereafter to raise the height of or make any alterations or additions or execute any other works whatsoever to the Building or any buildings on any adjoining property or to erect any new buildings of any height on the adjoining property in such manner as the Superior Landlord or the person exercising the right shall think fit notwithstanding the fact that the same may obstruct affect or interfere with the amenity of or access to the Demised Premises or otherwise affect any other liberties privileges easements and quasi-easements or other advantage which may from time to time benefit or reputedly benefit the Demised Premises

9	The right to enter the Demised Premises (in time of emergency or during fire-drills) for the purpose of obtaining access to or using any of the fire escapes or routes of escape in the Building whether or not in existence at the date hereof

SCHEDULE 4

Deeds and documents containing matters to which the Demised Premises are subject

Document	Date	Details of Parties
Lease	7 June 1973	The Lord Mayor Aldermen and Citizens of the City of Leicester (1) Surplus Lands Development Company Limited (2)

Deed of Variation	10 November 1980	Leicester City Council (1) Hogg Robinson Group Limited (2)

Lease	6 October 1992	Hogg Group Plc (1) Computer Limited (2) Hogg Robinson Plc (3)

27

THE COMMON SEAL of HOGG ROBINSON PLC)
was hereunto, affixed in the presence of:- )

		Director	/s/ Director

		Secretary	/s/ Secretary	[SEAL]
EXECUTED as a DEED by	)

TRX EUROPE LIMITED	)	/s/ Timothy J. Severt
acting by:	)	Director

and:	)	/s/ Director/Secretary
	)	Director/Secretary

28

THIS LICENCE is made the First of March Two Thousand and day Five

BETWEEN

(1)	PERSEUS INVESTMENTS (LEICESTER) LIMITED (04305355) whose registered office is at 11 Bowling Green Street Leicester (hereinafter called “the Lessor”)

(2)	HOGG ROBINSON PLC (2107443) whose registered office is at Abbey House 282 Farnborough Road Farnborough Hampshire GU14 7NJ (hereinafter called “the Lessee”)

(3)	TRX EUROPE LIMITED (3841799) whose registered office is at Sutherland House Russell Way Crawley West Sussex RH10 (hereinafter called “the Under Lessee”)

WHEREAS:

1.	In this Licence

1.1	“the Lease” means a lease dated 15th June 2001 between the Hogg Group Limited (1) and Hogg Robinson Limited (2) by which the Premises were demised to the Lessee for a term of years commencing on 15th June 2001 and ending on 27th July 2007.

1.2	“the Premises” means the premises demised by and more particularly referred to in the Lease being Part Fourth Floor Pegasus House Burleys Way Leicester

1.3	The expressions “the Lessor” and “the Lessee” include their respective successors in title

1.4	“the Under Lease” means the under lease authorised in this Licence

1.5	Where the context so admits words importing the masculine gender shall include the feminine and vice versa, words importing persons shall include companies and vice versa and words implying the singular only shall include the plural and vice versa

2.	This Licence is supplemental to the Lease

3.	The Lease contains a covenant on the part of the Lessee not to underlet the demised premises without the Lessor’s consent

4.	In consideration of the covenants contained in this Licence, the Lessor has agreed to grant to the Lessee the licence for such an underletting.

NOW THIS DEED WITNESSETH as follows: -

1.	IN consideration of the covenants hereinafter contained the Lessor hereby grants to the Lessee Licence to grant to the Underlessee the Underlease subject as hereinafter appears

2.	The Lessee for itself and its successors in title hereby covenants with the Landlord that:

2.1	The Underlease will be in the form annexed and will contain:

2.1.1	such covenants and conditions as are necessary to ensure that it is consistent with the terms of the Lease (including rent review provisions and decoration clauses)

2

2.1.2	a covenant on the part of the Underlessee not to agree to underlet charge share or part with possession or occupation of the whole or any part of the Premises

2.1.3	a covenant on the part of the Underlessee not to assign the whole or any part of the Premises without the prior written consent of the Lessor (not to be unreasonably withheld or delayed)

2.2	The Lessee will not at any time either expressly or by implication knowingly vary waive or permit or suffer any breach of any covenants conditions and provisions to be contained and provided for in the Underlease but will (unless the Lessor’s consent in writing is obtained first) take such reasonable action as may be required to enforce such covenants conditions and provisions

2.3	The Lessee shall not without the prior written consent of the Lessor, accept any surrender of the Underlease, such consent not to be unreasonably withheld or delayed

2.4	The underlease shall be excluded from Section 24-28 of the Landlord and Tenant Act 1954

3.	The Underlessee with effect from the date of the Underlease and throughout the term thereby created will observe and perform all the covenants on the part of the tenant to be observed and performed in the Underlease.

3

4.	The Lessee covenants with the Lessor that they shall pay the Lessor’s reasonable and proper costs charges fees and expenses totalling £500.00 plus VAT, incurred in the granting of the consent and the preparation of such documentation as is necessary as to give effect to this Licence

5.	The Underlessee covenants with the Lessor that within twenty one days after completion of the Underlease the Underlessee shall give written notice to the Lessor of the date on which the Underlease was completed and pay the Lessor’s Solicitors reasonable registration fee of forty pounds plus VAT

6.	If the Underlease is not completed within twenty eight days after the date hereof and otherwise in accordance with this licence, the provisions of this licence (save for clause 5) shall immediately determine and cease to have effect but without prejudice to any accrued right of action vested in the Lessor in respect of or arising from any breach by the Lessee of its obligations under this Licence prior to that date

PROVIDING ALWAYS

7.	Nothing in this Licence shall waive or be deemed to have waived any breach of the obligations of the Lessee under the Lease which may have occurred prior to the date hereof or authorise or be deemed to have authorised any further underletting or other act omission or thing other than the Underlease and the covenants on the tenant’s part and conditions contained in the Lease shall continue in full force and effect

4

8.	The condition for re-entry contained in the Lease shall be exercisable as well in the event of a breach of the covenants on the part of the Tenant herein contained as on the happening of any the events mentioned in the said condition contained in the Lease

THIS DOCUMENT is executed as a Deed and is delivered on the date hereof.

5

DATED 1st March 2005

(1) HOGG ROBINSON PLC

and

(2) TRX EUROPE LIMITED

SUB-UNDERLEASE OF

PREMISES RELATING TO PARTS OF THE FOURTH FLOOR

PEGASUS HOUSE BURLEYS WAY LEICESTER

shoosmiths

Regents Gate

Crown Street

Reading

Berks

RG1 2PQ

Tel: 08700 868800

Fax: 08700 868801

E-Mail: reading@shoosmiths.co.uk

Ref. HLW

THIS LEASE is made the 1st day of March 2005

BETWEEN:

1.	HOGG ROBINSON PLC (Company Number 2107443) whose registered office is at Abbey House, 282 Farnborough Road, Farnborough, Hampshire, GU14 7NJ (“the Landlord”)

2.	TRX EUROPE LIMITED (Company Number 38417999) whose registered office is at Sutherland House Russell Way Crawley West Sussex RH10 1UH (“the Tenant”)

WHEREBY IT IS AGREED AS FOLLOWS:

1	DEFINITIONS

In this Lease the following words and expressions shall where the context so admits be deemed to have the following meanings:

“1995 Act”	the Landlord and Tenant (Covenants) Act 1995;

“Apparatus”	all lifts lift shafts escalators water treatment plant boilers heating and ventilation systems generators and all other plant machinery and equipment belonging to or in the control of the Landlord in or about or serving the Building including (without prejudice to the generality of the foregoing) the Conduits;

“Approval Date”	in relation to an application to the Landlord for consent hereunder the date on which such consent is formally granted in writing;

“arbitration”	the following procedure:

(a) where this Lease provides that in case of dispute the matter shall be referred to arbitration either party may by giving written notice to the other invoke this procedure;

(b) the matter in question shall be determined at the option of the Landlord either by an arbitrator or by an expert who shall be an independent valuer having experience of property being put to the same or similar use as the Demised Premises and of property in the same region in which the Demised Premises are situate such arbitrator or expert to be appointed in the absence of agreement by the President for the time being of the Royal Institution of Chartered Surveyors on the application of either party;

(c) in the case of an arbitration it shall be conducted in accordance with the Arbitration Act 1996 and the costs of the arbitration shall be in the award of the arbitrator whose decisions shall be final and binding on the parties hereto with the further provision that if the arbitrator shall die or decline to act the President for the time being of the Royal Institute of Chartered Surveyors or the person acting on his behalf may on the application of either the Landlord or the Tenant by writing discharge the arbitrator and appoint another in his place;

(d) in the case of reference to an expert:

(i) the costs of the reference shall be in the award of the expert whose decision shall be final and binding on the parties;

(ii) the expert shall afford to each of the parties an opportunity to make representations and counter representations to him; and

(iii) if he shall die or delay or become unwilling, unfit or incapable of acting or if for any other reason the President for the time being of the Royal Institution of Chartered Surveyors or the person acting on his behalf shall in his absolute discretion think fit the President on the application of either party may by writing discharge him and appoint another expert in his place;

“Building”	the land and buildings known as Pegasus House, Burleys Way, Leicester which is registered at H M Land Registry under title number LT114381;

“Business Hours”	the usual business or working hours of the Building which shall be 8.00am to 6.30pm on Mondays to Fridays (inclusive) (exclusive of Christmas Day, Good Friday and all bank or public holidays) and such additional hours as may from time to time be specified by the Landlord in its absolute discretion;

“Common Parts”	the access ways, pedestrian ways, courtyards, forecourts, entrance halls, passageways, staircases, lobbies, landings, lifts and any other amenities in the Building or within the curtilage thereof which are from time to time provided or designated by the Landlord for common use by the tenants and occupiers of the Building and all persons expressly or by implication authorised by them but excluding the Lettable Areas;

“Conduits”	drains, sewers, conduits, flues, gutters, gullies, channels, ducts, shafts, watercourses, pipes, cables, wires, mains and other conducting media or any of them;

“Contractual Term”	the term commencing on [ ] and expiring on 24 July 2007;

“Demised Premises”	the property described in schedule 1 and refers to each and every part of the Demised Premises including:

	(a)	the internal plaster surfaces and finishes of all structural or load bearing walls and columns therein or which enclose the same but not any other part of such walls;

	(b)	the flooring, raised floors and floor screeds so that the lower limit of the Demised Premises shall include such flooring, raised floors and floor screeds but shall not extend to anything below them;

	(c)	the ceiling and ceiling finishes (including the whole of any false ceiling) so that the upper limit of the Demised Premises shall include such ceiling and ceiling finishes but shall not extend to anything above them;

	(d)	all internal walls of the Demised Premises;

	(e)	all walls of the Demised Premises which divide the Demised Premises from the remainder of the Building up to one half of their depth severed vertically;

	(f)	all structures now or at any time during the Term erected or in course of erection therein and each and every part thereof;

	(g)	all alterations, additions and improvements from time to time made during the Term;

	(h)	all the Landlord’s fixtures and fittings now or hereafter on the Demised Premises or any part thereof and fixtures of every kind which shall from time to time be in or upon the Demised Premises (whether originally affixed or fastened to or upon the same or otherwise) except such Tenant’s fixtures as can be removed from the Demised Premises without defacing the same;

	(i)	all sanitary and hot and cold water apparatus and equipment and the radiators (if any) therein;

	(j)	the window frames, glass, sash cords, doors, conducting media and electrical and heating installations within the confines of the Demised Premises;

(k) any conducting media that exclusively serve the Demised Premises but that are not within the provisions of (i) above;

“Encumbrances”	the restrictions, stipulations, covenants, rights, reservations, provisions and other matters contained imposed by or referred to in the Property and Charges Register of title number LT114381, the Superior Lease Headlease and the deed of variation, brief particulars of which are set out in schedule 4;

“Environmental Protection Act”	the Environmental Protection Act 1990 and any Act or Acts amending replacing or modifying such Act for the time being in force or of a similar nature and all orders and regulations thereunder for the time being in force;

“Group Company”	a company which is a member of the same group of companies as the Tenant (as defined in section 42 of the Landlord and Tenant Act 1954 (as amended));

“Head Landlord”	Leicester City Council and includes all its successors in title;

“Headlease”	the lease under which the Superior Landlord holds the Building dated 7 June 1973 and made between (1) The Lord Mayor Aldermen and Citizens of the City of Leicester and (2) Surplus Lands Development Company Limited as varied by a deed of variation dated 10 November 1980 and made between (1) Leicester City Council and (2) Hogg Robinson Group Limited;

“Insurance Rent”	all amounts payable by the Landlord to the Superior Landlord under clause 4.3 of the Superior Lease in respect of insurance premiums for the Demised Premises;

“Insured Risks”	fire storm tempest flood earthquake lightning explosion impact aircraft (other than hostile aircraft) and other aerial devices and articles dropped therefrom riot civil commotion and malicious damage bursting or overflowing of water tanks apparatus or pipes and such other risks as the Superior Landlord may in its reasonable discretion from time to time determine subject to such exclusions excesses and limitations as may be imposed by the insurers and are normal for such policy;

“Interest”	interest at the rate of 4% over the base rate of Barclays Bank PLC for the time being and from time to time prevailing (as well after as before judgment) or such other comparable rate as the Landlord may reasonably designate if the base rate shall cease to be published;

“Landlord’s Surveyor”	any person or firm appointed by or acting for the Landlord (including an employee of the Landlord) to perform the function of a surveyor for any purposes of this deed;

“Landlord”	the person for the time being entitled to the reversion immediately expectant upon the determination of the Term;

“Lease”	this Lease and includes any instruments supplemental to it;

“Lettable Areas”	those parts of the Building leased or intended to be leased to occupational tenants;

“Outgoings”	all general rates, water rates, water charges and all existing and future rates, taxes, charges, assessments, impositions and outgoings whatsoever (whether parliamentary, municipal, parochial or otherwise) which are now or may at any time in the future be payable, charged or assessed on property or the owner or occupier of property (other than taxes imposed on the Landlord in respect of the yearly rent reserved by this Lease or in respect of a disposal or dealing with the reversionary interest in the Demised Premises);

“Permitted Use”	offices within clause B(1) of the Schedule to the Town and Country Planning (Use Classes) Order 1987;

“Perpetuity Period”	the period of 80 years commencing on the date of this Lease being the perpetuity period for the purposes of section 1 of the Perpetuities and Accumulations Act 1964 applicable to this Lease;

“Plan”	the plan or plans annexed hereto;

“Planning Acts”	the Town and Country Planning Act 1990 the Planning (Listed Buildings and Conservation Areas) Act 1990 the Planning (Hazardous Substances) Act 1990 the Planning (Consequential Provisions) Act 1990 and the Planning and Compensation Act 1991 and any Act or Acts amending replacing or modifying any of such Acts for the time being in force or of a similar nature and all orders and regulations thereunder for the time being in force;

“Regulations”	the Construction (Design and Management) Regulations 1994 (as amended or extended from time to time);

“Rent Days”	25 March 24 June 29 September and 25 December in each year and “Rent Day” shall mean any of such days as the context requires;

“Retained Parts”	all parts of the Building which do not comprise Lettable Areas including but not limited to:

(a) the Common Parts;

(b) office and residential or other accommodation which may from time to time be reserved in the Building for staff;

(c) any parts of the Building reserved by the Landlord for the housing of plant, machinery and equipment or otherwise in connection with or required for the provision of services;

(d) all conduits in upon over or under or exclusively serving the Building except any that form part of the Lettable Areas;

(e) the main structure of the Building and in particular but not by way of limitation the roof, foundations, external walls, internal load bearing walls and the structural parts of the roofs, ceilings and floors, all party structures, boundary walls, railings and fences and all exterior parts of the Building and all roads, pavements, pavement lights and car parking areas (if any) within the curtilage of the Building;

“Service Charge”	all amounts payable by the Landlord under the Superior Lease in respect of service charge (as defined in the
Superior Lease) being the Advance Payment and any balancing payment as defined and referred to in the
Superior Lease;

“Superior Landlord”	Perseus Investments Ltd and includes all its successors in title;

“Superior Lease”	the lease under which the Landlord holds the Demised Premises dated 15 June 2001 and made between Hogg Group Ltd (1) and Hogg Robinson Limited (2);

“Surety”	any other person who may from time to time guarantee all or any of the Tenant’s obligations under this Lease;

“Surveyors”	any person appointed by the Landlord or the Superior Landlord (including an employee or a group company and the person appointed by the Landlord or the Superior Landlord to collect the rents and manage the
Building) to perform the function of a surveyor for the purpose of this Lease;

“Tenant”	includes such party’s successors in title to this Lease;

“Term”	the Contractual Term together with any continuation or extension thereof (whether statutory or by the Tenant holding over or for any other reason);

“VAT”	value added tax or any tax of a similar nature that may be substituted for it or levied in addition to it;

“the 2003 Order”	the Regulatory Reform (Business Tenancies) (England and Wales) Order 2003 and any subsequent legislation of a similar nature;

“the 1954 Act”	the Landlord and Tenant Act 1954 and any subsequent legislation of a similar nature.

2	INTERPRETATION

In this Lease unless there be something in the subject or context inconsistent therewith:

2.1.1	where the expressions the “Tenant” or the “Surety” (if any) include 2 or more persons they shall include the plural number and obligations expressed or implied to be made by or with any of such persons shall be deemed to be made by or with such persons jointly and severally;

2.1.2	any covenant by the Tenant not to do or omit to do an act or thing shall be deemed to include an obligation not to permit or suffer such act or thing to be done or omitted to be done as the case may be;

2.1.3	any reference to parting with possession shall be deemed to include sharing possession and any occupation whatsoever by a licensee;

2.1.4	any reference in this Lease to the Landlord’s consent shall include where necessary the consent of both the Landlord and all superior landlords (if any);

2.1.5	any references to a right exercisable by the Landlord shall include where necessary the exercise of such right by all superior landlords (if any) and all persons authorised by the Landlord or any superior landlord;

2.1.6	any reference to a statute shall include any statutory extension or modification or re-enactment of such statute and any order instrument plan regulation permission or direction made or issued thereunder or deriving validity therefrom;

2.1.7	words importing the singular meaning shall include the plural meaning and vice versa and words importing the masculine feminine and neuter genders shall include the other or others of such genders;

2.1.8	the clause and paragraph headings and the index are for convenience only and shall not affect the construction of this Lease;

2.1.9	for the avoidance of any doubt expressions used in the Particulars shall have the same meanings when used elsewhere in this Lease;

2.1.10	any reference to a clause paragraph or schedule shall be a reference to the clause or paragraph of or schedule to this Lease so numbered.

3	THE DEMISE

In consideration of the rent and the covenants reserved by and contained in this Lease:

3.1.1    the Landlord demises to the Tenant:

a)	ALL the Demised Premises;

b)	TOGETHER WITH so far as the Landlord can grant the same the rights set out in schedule 2; and

c)	EXCEPT AND RESERVED to the Landlord the Superior Landlord, the Head Landlord and all persons authorised by the Landlord or entitled thereto as stated in schedule 3;

d)	SUBJECT TO the encumbrances referred to in schedule 4;

3.2	for the Contractual Term; and

3.3	The Tenant PAYING during the Term without deduction

3.3.1	the yearly Rent by equal quarterly payments in advance on the usual quarter days in every year (the first or proportionate part of such payments in respect of the period commencing on the date of this Lease and ending on the quarter day next following to be made on the date of this Lease) of

a)	nineteen thousand, five hundred and sixty nine pounds (£19,569) plus VAT thereon payable from the date hereof; until

b)	the date any rent payable by the Landlord pursuant to the Superior Lease is reviewed when the Rent shall be such revised rent as may be agreed between the Landlord and the Superior Landlord pursuant to the terms of the Superior Lease

3.3.2	as additional rent on demand the monies payable by the Tenant under clause 4.3

3.3.3	as additional rent on demand the Insurance Rent

3.3.4	as additional rent the Service Charge and any VAT payable on it, on demand

3.3.5	the monies referred to in clause 4.1.2 and clause 4.21 on demand.

4	TENANT’S COVENANTS

The Tenant covenants with the Landlord as follows:

4.1	Rents

4.1.1	To pay the several rents reserved by this Lease at the times and in the manner aforesaid together with any interim rent or rents at any time agreed or ordered without any deductions and not to exercise or seek to exercise any right or claim to withhold rent or any right or claim to legal or equitable set-off.

4.1.2	If the whole or any part of the rents and other monies due under this Lease shall remain unpaid after they shall have become due (in the case of the yearly rent whether formally demanded or not) to pay Interest on such rents (or part of the rents) and other monies as from the date they became due until they are paid to the Landlord (both before and after any judgment).

4.2	Outgoings

4.2.1	To pay and discharge all Outgoings in respect of the Demised Premises.

4.2.2	To refund to the Landlord on demand (in case any of the Outgoings are payable, charged or assessed on other property including Demised Premises) a fair and proper proportion attributable to the Demised Premises such proportion to be fairly and properly determined by the Landlord or the Landlord’s Surveyor.

4.2.3	If the Landlord shall suffer any loss of rating relief which may be applicable to empty premises after the end of the Term by reason of such relief being allowed to the Tenant in respect of any period before the end of the Term to make good such loss to the Landlord.

4.2.4	To pay for all gas and electricity consumed on the Demised Premises and all connection charges, charges for meters and all standing charges.

4.3	Insurance premium

To pay to the Landlord the whole of any increase in the insurance premiums or expense of renewal payable by reason of any act or omission of the Tenant or any person deriving possession, occupation or enjoyment of the Demised Premises through the Tenant and also the whole of any increase in the insurance premiums for the Demised Premises attributable to the character of the Tenant or to the particular use of the Demised Premises made by the Tenant and those deriving title under the Tenant or to the condition of the Demised Premises.

4.4	Repair

4.4.1	To repair, cleanse and maintain and keep in good and substantial repair and condition fully cleansed and maintained the Demised Premises (damage by the Insured Risks excepted save to the extent that payment of the insurance monies shall be withheld by reason of any act, neglect or default of the Tenant or any undertenant or any person under its or their control).

4.4.2	The obligations in clause 4.4.1 extend to all improvements and additions made by the Tenant to the Demised Premises and all Landlord’s and Superior Landlord’s fixtures, fittings and appurtenances of whatever nature affixed or fastened to the Demised Premises.

4.4.3	The obligations in clause 4.4.1 do not extend to damage by Insured Risks unless and to the extent that the policies of insurance in respect of Insured Risks effected by the Landlord are vitiated or the policy monies are withheld by reason of any act or omission of the Tenant, its employees or agents.

4.4.4	To maintain in good and serviceable repair and condition the Landlord’s and Superior Landlord’s fixtures and fittings and all apparatus plant machinery and equipment (including but without prejudice to the generality of the foregoing any lifts or lift shafts and any heating or air conditioning systems and any sprinkler system) in or upon the Demised Premises and to replace such of them as may become worn out lost unfit for use or destroyed by substituting others of a like or more modern nature and of good quality and if the Landlord shall at any time so require to enter into agreements upon terms first approved in writing by the Landlord and the Superior Landlord with the manufacturers thereof or with approved maintenance contractors for the regular inspection and servicing of the same.

4.4.5	To remedy any breach of covenant and to repair and make good all defects decays and wants of repair in respect of the Demised Premises of which notice in writing shall be given by the Landlord or the Superior Landlord to the Tenant and for which the Tenant may be liable hereunder within one calendar month after the giving of such notice provided that in the case of default by the Tenant it shall be lawful for (but not obligatory upon) the Landlord or the Superior Landlord (but without prejudice to the right of re-entry hereinafter contained or other rights of the Landlord with regard thereto) to enter upon the Demised Premises and remedy the breach and/or make good such defects decays and wants of repair and the cost thereof and all expenses (including surveyors’ and other professional fees) together with Interest thereon from the date of expenditure by the Landlord until payment by the Tenant as well after as before judgment shall be a debt due from the Tenant to the Landlord and be forthwith recoverable by action.

4.4.6	To pay on demand the sum equivalent to the loss of rent incurred by the Landlord during such period as is reasonably required for the carrying out of works after the end of this Lease by reason of any breach of this clause 4.4 without prejudice to any other rights of the Landlord.

4.5	Decorations

4.5.1	In every fifth year (commencing on 15 June 2001) and in the last three months of the Term howsoever determined to decorate the inside of the Demised Premises with two coats of good quality paint and with paper for those parts normally papered or other suitable and appropriate materials of good quality in a workmanlike manner such decorations in the last three months of the Term to be executed in such colours, patterns and materials as the Landlord may reasonably and properly require.

4.5.2	To keep the Demised Premises clean and in a neat and tidy condition and keep all rubbish and waste in enclosed receptacles on the Demised Premises or where the Landlord directs and to empty the same at least once a week.

4.5.3	To clean as often as may be requisite the inside of the window panes and frames of the Demised Premises.

4.6	Landlord’s right of inspection and right of repair

To permit the Landlord the Superior Landlord and the Head Landlord and their servants or agents at all reasonable times upon reasonable prior notice (except in emergency) to enter into, inspect and view the Demised Premises and examine their condition and also to take a schedule of fixtures in the Demised Premises.

4.7	Yield up in repair at the end of the Term

At the expiration or earlier determination of the Term or at such later time as the Landlord recovers possession of the Demised Premises from the Tenant:

4.7.1	quietly to yield up the Demised Premises (together with all additions and improvements to the Demised Premises and all fixtures which during the Term may be fixed or fastened to or upon the Demised Premises other than Tenant’s fixtures removable by the Tenant) decorated, repaired, cleansed and kept in accordance with the Tenant’s covenants contained in this Lease (damage by Insured Risks excepted unless and to the extent that the policies of insurance in respect of Insured Risks effected by the Superior Landlord are vitiated or the policy monies are withheld by reason of any act or omission of the Tenant, its employees or agents);

4.7.2	if so requested by the Landlord or the Superior Landlord to remove from the Demised Premises all the Tenant’s belongings – that is to say trade, fixtures and fittings and all notices, notice boards and signs bearing the name of or otherwise relating to the Tenant (including in this context any persons deriving title to the Demised Premises under the Tenant) or its business;

4.7.3	to make good to the satisfaction of the Landlord and the Superior Landlord all damage to the Demised Premises resulting from the removal of the Tenant’s belongings from the Demised Premises; and

4.7.4	unless otherwise required by the Landlord or the Superior Landlord:

a)	to remove and make good all alterations or additions made to the Demised Premises during the Term to the reasonable satisfaction of the Landlord and the Superior Landlord; and

b)	well and substantially to reinstate the Demised Premises to open plan offices in such manner as the Landlord or the Superior Landlord shall direct and to its reasonable satisfaction.

4.8	Landlord’s right of entry for repairs

4.8.1	To permit the Landlord and the agents, workmen and others employed by the Landlord or by the other owners, tenants or occupiers of any adjoining or neighbouring property at reasonable times after giving to the Tenant written notice (except in an emergency) to enter upon the Demised Premises:

a)	to examine the state of repair and condition thereof;

b)	to alter, maintain or repair adjoining premises or property of the Landlord or the Superior Landlord or persons so entering; or

c)	to construct, alter, maintain, repair or fix anything serving such property and running through or on the Demised Premises; or

d)	to comply with an obligation to any third party having legal rights over the Demised Premises; or

e)	in exercise of a right or to comply with an obligation of the Landlord under this Lease or the Superior or Head Lease; or

f)	in connection with the development of any adjoining or neighbouring land or premises including the right to build on or onto or in prolongation of any boundary wall of the Demised Premises,

Provided That in exercising the foregoing right the Landlord (here meaning Hogg Robinson PLC or its successors in title only) shall cause as little interference as possible to the Demised Premises or the Tenant’s fixtures and fittings therein and shall as soon as reasonably practicable make good any damage caused to the Demised Premises or the fixtures and fittings by the exercise of the said right.

4.8.2	Upon becoming aware of any defects in the building which are “relevant defects” for the purposes of section 4 of the Defective Premises Act 1972 to give notice of them to the Landlord.

4.9	Alterations

4.9.1	Not to alter, divide, cut, maim, injure or remove any of the principal or load bearing walls, floors, beams or columns of or enclosing the Demised Premises nor to make any other alterations or additions of a structural nature nor to make any alteration or addition (whether structural or non-structural) to the exterior of the Demised Premises or to the external appearance of the Demised Premises.

4.9.2	Not to make any alterations or additions to the Landlord’s fixtures not to make any internal non-structural alterations or additions whatsoever of in or to the Demised Premises except:

a)	with the prior written consent of the Landlord and the Superior Landlord (which shall not be unreasonably withheld or delayed);

b)	prior to the commencement of any such alterations or additions the Tenant shall obtain all town planning, bye-law and other necessary consents, permissions, certificates and approvals at its own expense which are or may be necessary for the carrying out of works and will carry out the works fully in compliance with such consents;

c)	on condition that prior to the commencement of the works the Tenant will inform the Landlord and the Superior Landlord of the works and pay any increase in insurance premiums which may result or be required by reason thereof;

d)	in accordance with drawings and specifications previously submitted in triplicate to and approved in writing by or on behalf of the Landlord (such approval not to be unreasonably withheld or delayed);

e)	the Tenant will indemnify and keep the Landlord indemnified against any loss, claims, damages or expenses whatsoever arising by reason of the carrying out of the works;

f)	the Tenant will carry out the works and complete the same in a good and workmanlike manner to the reasonable satisfaction of the Surveyor and also in compliance with any reasonable recommendation of the Surveyor; and

g)	where the Landlord grants any such consent as aforesaid it may require the Tenant to enter into such covenants as may be required regarding the execution of such works and the reinstatement of the Demised Premises at the end or sooner determination of the Term.

4.9.3	Not to make or carry out any alteration addition or extension to any of the water gas electricity and other public utility service systems serving the Demised Premises except with the prior written consent of the Landlord (which shall not be unreasonably withheld or delayed) and in accordance with the relevant codes of practice of the statutory undertaker concerned and to supply to the Landlord upon request an adequate drawing or drawings showing the actual position of all pipes wires cables and other services within the Demised Premises installed amended or extended by the Tenant.

4.9.4	In the event of the Tenant failing to observe this covenant it shall be lawful for the Landlord or the Superior Landlord and their agents or surveyors with or without workmen and others and all persons authorised by them with any necessary materials and appliances to enter upon the Demised Premises and remove any alterations or additions and execute such works as may be necessary to restore the Demised Premises to their former state and the cost thereof and all expenses (including surveyors’ and other professional fees) together with Interest thereon from the date of expenditure by the Landlord until payment by the Tenant as well after as before judgment shall be a debt due from the Tenant to the Landlord and be forthwith recoverable by action.

4.10	Alienation

4.10.1	Not to assign underlet or charge share or part with part of the Demised Premises nor charge, share, underlet or part with the whole of the Demised Premises (save by way of an assignment pursuant to this clause 4.10).

4.10.2	Not to assign the whole of the Demised Premises nor permit any person deriving title under the Tenant so to do without the prior written consent of the Landlord and the Superior Landlord (which consent of the Landlord shall not be unreasonably withheld by the Landlord) but so that for the purposes of section 19(1A) of the Landlord and Tenant Act 1927 (as amended by the 1995 Act) it is agreed that it shall be reasonable for the Landlord to withhold consent to an assignment of the whole of the Demised Premises unless:

a)	the assignee is not a Group Company;

b)	the assignee shall by deed enter into a direct covenant with the Landlord to observe and perform the covenants and provisions of and to pay the rents reserved by this Lease for (subject to the provisions of the 1995 Act) the remainder of the Term and a guarantor or guarantors acceptable to the Landlord (if more than one jointly and severally) shall if the Landlord reasonably so requires enter into a covenant and guarantee with and to the Landlord in the terms set out in clause 7 as if references therein to the “Tenant” were references to the assignee; and

c)	the Tenant together with any other person in whom the term created by this Lease shall previously have been vested and who has not been released from liability hereunder by virtue of section 11 of the 1995 Act shall by deed enter into an authorised guarantee agreement in respect of the assignee which shall satisfy the requirements set out in schedule 5; and

d)	each person who is guarantor of the Tenant under this Lease immediately prior to the assignment shall enter into a guarantee in the same terms (mutatis mutandis) as clause 7 in respect of the liability of the Tenant under any authorised guarantee agreement; and

e)	the Tenant permits every rent deposit or other security held by the Landlord immediately prior to the assignment in respect of any liability of the Tenant under this Lease to be held as security for the liability of the Tenant under any authorised guarantee agreement; and

f)	at the Approval Date no rent or other monies are due to the Landlord under this Lease and unpaid; and

g)	the Tenant and/or the assignee complies with such other conditions as the Landlord may reasonably impose.

4.10.3	Upon every application for consent required by this clause to disclose to the Landlord such information as to the terms proposed as the Landlord may require.

4.10.4	Notwithstanding the foregoing provisions of this clause 4.10 the Tenant shall be entitled without the Landlord’s consent to share occupation of the Premises with any Group Company provided that:

a)	no relationship of landlord and tenant is thereby created;

b)	such company vacates the Premises forthwith upon ceasing to be a Group Company; and

c)	the Landlord is notified of the name and address of such company within 7 days of the commencement of its occupation.

4.11	Registration of documents

4.11.1	Within one month after any assignment or any transmission or other devolution relating to the Demised Premises or any part thereof to give notice thereof to the Landlord’s solicitor and to furnish him with a certified copy of any document relating thereto and to pay to the Landlord’s solicitor a reasonable fee (not being less than £60) plus VAT thereon.

4.11.2	To supply to the Landlord on request the names and addresses of any tenant deriving title from the Tenant (whether mediately or immediately) together with details of the rent payable by any such tenant and the other terms of such tenancy.

4.12	User

4.12.1	To use the Demised Premises for the Permitted Use and not for any other purposes.

4.12.2	Nothing contained in this Lease shall imply or be treated as a warranty to the effect that the use of the Demised Premises for the purposes above mentioned is in compliance with all town planning laws and regulations now or from time to time in force.

4.12.3	To ensure that at all times the Landlord has written notice of the names, home addresses and home telephone numbers of at least 2 key holders of the Demised Premises.

4.12.4	To provide the Landlord with a set of keys to the Demised Premises to enable the Landlord or the Superior Landlord or its agents and others authorised by the Landlord or the Superior Landlord to enter the Demised Premises for security purposes or in case of emergency.

4.13	Restrictions affecting use of the Demised Premises

4.13.1	Not to store in the Demised Premises any petrol or other specially inflammable, explosive or combustible substance.

4.13.2	Not to use the Demised Premises for any noxious, noisy or offensive trade or business nor for any illegal or immoral act or purpose.

4.13.3	Not to hold in or on the Demised Premises any exhibition, public meeting or public entertainment.

4.13.4	Not to do in or upon the Demised Premises anything which may be or grown to be a nuisance, annoyance, disturbance, inconvenience or damage to the Landlord or to the owners, tenants and occupiers of adjoining and neighbouring properties.

4.13.5	Not to load or use the floors, walls, ceilings or structure of the Demised Premises in any manner which will cause strain, damage or interference with the structural parts, loadbearing framework, roof, foundations, joists and external walls of the Demised Premises.

4.13.6	Not to overload the electrical installation or Conduits in the Demised Premises.

4.13.7	Not to do or omit to do anything which interferes with or which imposes an additional loading on any ventilation, heating, air conditioning or other plant or machinery serving the Demised Premises.

4.13.8	Not to do anything whereby any policy of insurance on, including or in any way relating to the Demised Premises taken out by the Landlord or the Superior Landlord may become void or voidable or whereby the rate of premium thereon may be increased but to provide efficient fire extinguishers of a type approved by the Landlord and the Superior Landlord and to take such other precautions against fire as may be deemed necessary by the Landlord, the Superior Landlord or its insurers.

4.13.9	Not to permit the drains to be obstructed by oil, grease or other deleterious matter but to keep the Demised Premises thoroughly cleaned and to clean the drains serving the Demised Premises as often as may be necessary.

4.13.10	Not to give any bill of sale or other preferential security on the stock in-trade or personal chattels of the Tenant for the time being on or about the Demised Premises.

4.13.11	Not to permit the Common Parts to be obstructed.

4.13.12	Not to leave the Demised Premises continuously unoccupied for more than 30 days without:

a)	notifying the Landlord; and

b)	providing and paying for such caretaking or security arrangements as the Landlord or the Superior Landlord shall reasonably require in order to protect the Demised Premises from vandalism, theft or unlawful occupation.

4.14	Advertisements and signs

4.14.1	Not to place or display on the exterior of the Demised Premises or on the windows or inside the Demised Premises so as to be visible from the exterior of the Demised Premises any name, writing, notice, sign, illuminated sign, display of lights, placard, poster, sticker or advertisement provided that the Tenant may display on the entrance door to the Demised Premises a suitable sign of a size and kind first approved by the Landlord and the Superior Landlord (or their Surveyors) showing the Tenant’s name and business or profession.

4.14.2	If any name, writing, notice, sign, placard, poster, sticker or advertisement shall be placed or displayed in breach of these provisions to permit the Landlord to enter the Demised Premises and remove such name, writing, notice, sign, placard, poster, sticker or advertisement and to pay to the Landlord on demand the expense of so doing.

4.15	Encumbrances

To observe and perform the obligations and liability comprising the Encumbrances so far as they relate to the Demised Premises and are capable of being enforced and to indemnify and keep indemnified the Landlord against any liability whatsoever arising out of the breach, non-observance or non-performance of such obligations and liabilities.

4.16	Compliance with statutes etc

4.16.1	To comply in all respects with the provisions of all statutes and instruments pursuant to them for the time being in force and requirements of any competent authority relating to the Demised Premises or anything done in or upon them by the Tenant and to indemnify the Landlord against all actions, proceedings, claims or demands which may be brought or made by reason of such statutes or requirements or any default in compliance with them.

4.16.2	In particular but without prejudice to the generality of clause 4.17.1:

a)	to comply with all requirements under any present or future Act of Parliament, order, bye-law or regulation as to the use or occupation of or otherwise concerning the Demised Premises;

b)	to execute with all due diligence (commencing work within 2 months or sooner if necessary and then proceeding continuously) all works to the Demised Premises for which the Tenant is liable in accordance with this clause 4.17 and of which the Landlord has given notice to the Tenant; and

c)	if the Tenant shall not comply with clause 14.7.2b) to permit the Landlord or the Superior Landlord to enter the Demised Premises to carry out such works and to pay to the Landlord on demand the expense of so doing (including surveyors’ and other professional advisers’ fees) together with Interest from the date of expenditure until payment by the Tenant to the Landlord (such monies to be recoverable as if they were rent in arrear);

d)	to pay to the Landlord on demand a due proportion of the amount (such proportion and amount to be certified by the Landlord’s surveyors whose certificate shall be conclusive) of any expense incurred by the Landlord in complying with the requirements of any statute or instrument pursuant thereto or the requirements of any competent authority in relation to the Building and to give notice forthwith to the Landlord of any notice or order or proposal for a notice or order served thereunder on the Landlord or any undertenant and if so required by the Landlord or the Superior Landlord to produce the same and at the joint expense of the parties join in making such representations in respect thereof as the Landlord or the Superior Landlord may require.

4.17	Planning permissions

4.17.1	Not without the consent in writing of the Landlord to make any application under the Planning Acts to any local planning authority for permission to develop (including change to use of) the Demised Premises.

4.17.2	To indemnify the Landlord against any development charges, other charges and expenses payable in respect of such applications and to reimburse to the Landlord the costs it and the Superior Landlord may properly incur in connection with such consent.

4.17.3	To pay to the Landlord on demand any sum or sums which may become payable in consequence of the use of the Demised Premises reverting to that existing prior to such application being made.

4.17.4	Forthwith to give to the Landlord full particulars in writing of the grant of planning permission.

4.17.5	Not to implement any planning permission if the Landlord or the Superior Landlord shall make reasonable objection to any of the conditions subject to which it has been granted.

4.17.6	Notwithstanding any consent which may be granted by the Landlord under this Lease not to carry out or make any alteration or addition to the Demised Premises or any change of use until:

a)	all necessary notices under the Planning Acts have been served and copies produced to the Landlord;

b)	any necessary permission under the Planning Acts has been obtained and produced to the Landlord; and

c)	the Landlord and the Superior Landlord has acknowledged that the planning permission is acceptable to them;

provided that the Landlord may refuse to acknowledge its acceptance of a planning permission on the grounds that any condition contained in it or anything omitted from it or the period referred to in it would in the reasonable opinion of the Landlord or the Superior Landlord’s be or be likely to be prejudicial to the Landlord’s or the Superior Landlord’s interest in the Demised Premises or the Building whether during or following the expiration of the Term.

4.17.7	Unless the Landlord shall otherwise direct to carry out and complete before the expiration or sooner determination of the Term:

a)	any works stipulated to be carried out to the Demised Premises by a date subsequent to such expiration or determination as a condition of any planning permission granted to the Tenant for any Development and begun before the expiration or sooner determination of the Term; and

b)	any Development begun upon the Demised Premises in respect of which the Landlord shall or may be or become liable for any charge or levy under the Planning Acts.

4.18	Compliance with town planning requirements

4.18.1	To perform and observe all the provisions and requirements of all statutes and regulations relating to town and country planning in relation to the Demised Premises and to obtain any development or other consent which may be requisite by reason of the development of or on the Demised Premises by the Tenant.

4.18.2	To indemnify the Landlord from and against any loss or expense suffered by the Landlord by reason of the Tenant’s failure to obtain any necessary development or other consents as aforesaid.

4.18.3	To give full particulars to the Landlord of any notice or proposal for a notice or order or proposal for an order made, given or issued to the Tenant under or by virtue of any statute or regulation relating to town and country planning or otherwise within 7 days of the receipt of any such by the Tenant and if so required by the Landlord to produce such notice or proposal for a notice or order to the Landlord.

4.18.4	Forthwith to take all reasonable and necessary steps to comply with any such notice or order.

4.18.5	At the request of the Landlord to make or join with the Landlord in making such objections or representations against or in respect of any proposal for such a notice or order as the Landlord or the Superior Landlord may deem expedient.

4.19	Claims made by third parties

To indemnify the Landlord against any claims, proceedings or demands and the costs and expenses so incurred which may be brought against the Landlord or the Superior Landlord by any employees, workpeople, agents or visitors of the Tenant in respect of any accident loss or damage whatsoever to person or property howsoever caused or occurring in or upon the Demised Premises.

4.20	Expenses of the Landlord

To pay all expenses (including solicitors’ costs and surveyors’ fees) incurred by the Landlord and the Superior Landlord:

4.20.1	incidental to or in contemplation of the preparation and service of a schedule of dilapidations and/or a notice under sections 146 and 147 of the Law of Property Act 1925 (whether or not any right of re-entry or forfeiture has been waived by the Landlord or a notice served on the Tenant has been complied with or the Tenant has enjoyed relief under the provisions of the said Act or forfeiture is avoided otherwise than by relief granted by the court);

4.20.2	in the preparation and service upon the Tenant of any notice (whether statutory or otherwise) and the preparation of any schedule to accompany such notice in relation to any breach of any covenant on the part of the Tenant hereunder whether served during or after termination of the Term and taking steps subsequent to any such notice;

4.20.3	in the effecting of any forfeiture not requiring such notices;

4.20.4	in connection with the recovery or attempted recovery of arrears of rent or other sums due from the Tenant and in the levy or attempted levy of any distress;

4.20.5	in connection with every application for any consent or approval made under this Lease whether or not such consent or approval shall be granted or given.

4.21	Obstruction of windows or lights

4.21.1	Not to stop up, darken or obstruct any windows or lights belonging to the Demised Premises or any other buildings belonging to the Landlord or the Superior Landlord nor permit any new windows, light opening, doorway, path, passage, drain or other restriction, encroachment or easement to be made.

4.21.2	Not to permit any easement to be made or acquired into, against or upon the Demised Premises.

4.21.3	Where any such window, light, opening, doorway, path, passage, drain or other restriction, encroachment or easement shall be made or attempted to be made or acquired forthwith to give notice of the circumstances to the Landlord and at the request of the Landlord to adopt such course as may be reasonably required or deemed proper by the Landlord or the Superior Landlord for preventing any such restriction, encroachment or the acquisition of any such easement.

4.22	Cleaning and insurance of windows

4.22.1	To clean the glass in the windows of the Demised Premises in each month.

4.22.2	To keep the plate glass in the windows of the Demised Premises insured in a sum equal to the full replacement cost against damage in a reputable office determined by the Landlord in the joint names of the Landlord the Superior Landlord and the Tenant.

4.22.3	Whenever required to produce to the Landlord the policy and the receipt for the last premium in respect of such insurance.

4.22.4	In case of the destruction of or damage to the plate glass windows to lay out the monies received in respect of such insurance in replacement with glass of the same quality and thickness as before and in such case monies shall be insufficient for such purpose to make good the deficiency out of the Tenant’s own monies.

4.23	Value added tax

4.23.1	Where by virtue of any of the provisions of this Lease or at the Landlord’s election the Tenant is required to pay, repay or reimburse to the Landlord or any person or persons any rent, premium, cost, fee, charge, insurance, expense or other sum or amount whatsoever in respect of the supply of any goods and/or services by the Landlord or the Superior Landlord or any other person or persons the Tenant shall also be required in addition to pay as additional rent or (as the case may be) keep the Landlord indemnified against:

a)	the amount of any value added tax which may be chargeable in respect of such supply;

b)	a sum or sums equal to the amount of value added tax charged (for whatever reason or whether directly or indirectly) to the Landlord or such person or persons in connection with such supply.

4.23.2	If at any time this Lease or any supply made under it is capable of being positive-rated for the purpose of value added tax with or without the Tenant’s consent or whether or not at the Tenant’s election (whether or not the Landlord’s consent or election is also required) if required in writing by the Landlord so to do to give that consent or make that election and to complete such documentation as may be necessary or desirable to effect the same.

4.23.3	References in this Lease to value added tax shall include any other tax replacing or supplementing the same.

4.24	Notices “To Let” and “For Sale”

To allow the Landlord, the Superior Landlord or their agents to enter on the Demised Premises at any time:

4.24.1	within six months next before the expiration or earlier determination of the Term to fix upon the Demised Premises a notice board for re-letting the Demised Premises;

4.24.2	to fix on some part of the Demised Premises a notice board for the sale of the interest of the Landlord;

4.24.3	not to remove or obscure any such notice board; and

4.24.4	to permit all persons authorised by the Landlord, the Superior Landlord or its agents to view the Demised Premises at reasonable hours upon prior appointment without interruption in connection with any such letting or sale.

4.25	Irrecoverability of insurance

In the event of the Demised Premises, the Building or any such adjoining or contiguous property or any part thereof being destroyed or damaged by any of the Insured Risks and the insurance money under any insurance effected against the same by the Superior Landlord or the Landlord being wholly or partly irrecoverable by reason solely or in part of any act or default of the Tenant then and in every such case the Tenant will forthwith pay to the Landlord the sum so irrecoverable.

4.26	Floor covering

To keep the floors of the Demised Premises covered with carpet and maintain the same in good condition, replacing it as necessary to the satisfaction of the Landlord and the Superior Landlord and at the end or sooner determination of the Term to yield up the Demised Premises with such carpet in such condition.

4.27	Cleaners

Not to employ or continue to employ in or about the Demised Premises any office cleaners or window cleaners other than those approved by the Landlord such approval not to be unreasonably withheld.

4.28	Common parts

Not to use:

4.28.1	the passenger lifts (“lifts”) for the carrying of more persons than is indicated on the notices in the lifts or for the carrying of goods without the previous consent of the Landlord and not in any event to use the lifts for carrying loads (including passengers) exceeding the weight recommended by the manufacturers and to comply with all the requirements of the Landlord and the Superior Landlord to which any consent for the carrying of goods in the lifts may be made subject;

4.28.2	the Common Parts for the bringing in or removal of any goods or articles which might occasion damage to such Common Parts or any part thereof without first providing adequate protection for the same;

4.28.3	the Common Parts other than in a proper and careful manner and to make good any damage caused by improper or careless use and to indemnify the Landlord in respect thereof.

4.29	Fire precautions and equipment

4.29.1	To comply with the requirements and recommendations of the fire authority, the insurers of the Building, the Landlord and the Superior Landlord in relation to fire precautions affecting the Demised Premises.

4.29.2	To keep the Demised Premises supplied and equipped with such fire fighting and extinguishing appliances as shall be required by any statute, the fire authority or the insurers of the Building or as shall be reasonably required by the Landlord or the Superior Landlord (or at the Landlord’s option to pay to the Landlord on demand the cost of providing and installing any of the same) and such appliances shall be open to inspection by prior appointment and shall be maintained to the reasonable satisfaction of the Landlord and the Superior Landlord.

4.29.3	Not to obstruct the access to or means of working of any fire fighting and extinguishing appliances or the means of escape from the Demised Premises or the Building in case of fire or other emergency.

4.30	To keep the Landlord fully indemnified from and against all actions, proceedings, claims, demands, losses, costs, expenses, damages and liability arising in any way directly or indirectly out of the state of repair or user of the Demised Premises or any breach of the Tenant’s covenants contained in this Lease.

4.31	Landlord’s regulations

To comply with all reasonable regulations made by the Landlord or the Superior Landlord and notified to the Tenant in writing from time to time for the general management and security of the Building, common parts and other areas used or to be used in common with others.

4.32	Taxation

4.32.1	Notwithstanding anything contained in this Lease not to do on or in relation to the Demised Premises or any part thereof any act or thing in breach of its obligations hereunder (other than the payment of the rent reserved by this Lease) which shall render the Landlord or the Superior Landlord liable for any tax, levy, charge or other fiscal imposition of whatsoever nature and not to dispose of or deal with this Lease in such a way that the Landlord or the Superior Landlord shall become liable for any such tax, levy, charge or fiscal imposition.

4.32.2	To indemnify the Landlord against all liability for any tax, levy, charge or other fiscal imposition of whatever nature including but not limited to penalties and interest on overdue tax and penalties for failure to give appropriate notices and information for which the Landlord or the Superior Landlord shall be liable as aforesaid and shall on demand pay to the Landlord the amount of the tax, levy, charge or fiscal imposition which in default of payment shall be recoverable from the Tenant as rent in arrear.

4.33	Observe Headlease covenants

4.33.1	To perform and observe all the covenants on the part of the Landlord contained in the deeds and documents listed in schedule 6 so far as they relate to the Demised Premises and not expressly assumed by the Landlord in this Lease and to keep the Landlord indemnified against all actions, claims, demands, costs, expenses, damages and liabilities in any way relating thereto.

4.33.2	Not to do or omit or allow anything which might cause the Landlord to be in breach of the Superior Lease or which if done or omitted would or might be a breach of the covenants on the part of the tenant contained in the Superior Lease.

5	PROVISOS

The parties agree to the following provisos:

5.1	Provisos for re-entry

5.1.1	If:

a)	any or any part of the rents reserved by the Lease shall be unpaid for 14 days after any of the days when they become due for payment (whether or not they shall have been lawfully demanded); or

b)	the Tenant shall at any time fail or neglect to perform or observe any of the covenants, conditions or agreements contained in this Lease to be performed or observed by the Tenant or shall allow any distress or execution to be levied on the Tenant’s goods; or

c)	an event of insolvency shall occur in relation to the Tenant or one of the tenants or any guarantor of the Tenant or one of the tenants,

then and in any such case it shall be lawful for the Landlord or any person or persons duly authorised by the Landlord for that purpose to re-enter the Demised Premises or any part of them in the name of the whole and peaceably to repossess and enjoy the Demised Premises as if this Lease had not been made.

5.1.2	Re-entry in exercise of the rights contained in clause 5.1.1 shall be without prejudice to any right of action or remedy of the Landlord in respect of any antecedent breach of any of the covenants by the Tenant contained in the Lease.

5.1.3	The expression “event of insolvency” in clause 5.1.1c) includes (in relation to a company or other corporation which is the Tenant or one of the Tenants or a guarantor) inability of the company to pay its debts, entry into liquidation either compulsory or voluntary (except for the purpose of amalgamation or reconstruction), the passing of a resolution for a creditors’ winding up, the making of a proposal to the company and its creditors for a composition in satisfaction of its debts or a scheme of arrangement of its affairs, the application to the court for an administration order, and the appointment of a receiver or an administrative receiver, and (in relation to an individual who is the Tenant or a guarantor) inability to pay or having no reasonable prospect of being able to pay his debts, the presentation of a bankruptcy petition, the making of a proposal to his creditors for a composition in satisfaction of his debts or a scheme of arrangement of his affairs, the application to the court for an interim order, and the appointment of a receiver or interim receiver, and in relation to the various events of insolvency they shall wherever appropriate be interpreted in accordance and in conjunction with the relevant provisions of the Insolvency Act 1986.

5.2	Rent Abatement in case of Damage by Insured Risks

5.2.1	In case the Demised Premises or the Building or any part thereof shall be destroyed or damaged by any of the Insured Risks so as to render the Demised Premises or any part of them unfit for use and occupation or not reasonably accessible and the insurance shall not have been vitiated or payment of the policy monies refused in whole or in part as a result of some act or default of the Tenant or any under tenant or any person under its or their control then the rent first reserved by this Lease or a fair proportion thereof according to the nature and extent of the damage sustained shall be suspended until the Demised Premises or the part destroyed or damaged shall be again rendered fit for use and occupation and accessible or until the expiration of three years from the date of the destruction or damage (whichever is the earlier).

5.2.2	Any dispute as to the amount or extent of such cesser of rent shall be referred to arbitration.

5.3	Power for Landlord to deal with adjoining property

The Landlord may deal as it may think fit with other property belonging to the Landlord adjoining or nearby and to erect or suffer to be erected on such property any buildings whatsoever whether or not such buildings shall affect or diminish the light or air which may now or at any time be enjoyed by the Tenant in respect of the Demised Premises.

5.4	Arbitration of disputes between tenants

Any dispute arising between the Tenant and the other tenants or occupiers of the Building as to any easement, quasi-easement, right, privilege or Conduit in connection with the Demised Premises or the Building shall be fairly and reasonably determined by the Surveyors.

5.5	Accidents

The Landlord shall not be responsible to the Tenant or the Tenant’s licensees nor to any other person for any accident, happening or injury suffered in the Demised Premises.

5.6	Compensation for disturbance

Except to the extent that any statutory provision prohibits the Tenant’s right to compensation being reduced or excluded by agreement the Tenant shall not be entitled on quitting the Demised Premises to claim from the Landlord any compensation under the Landlord and Tenant Act 1954.

5.7	Removal of property after determination of Term

5.7.1	If at such time as the Tenant has vacated the Demised Premises after the determination of this Lease any property of the Tenant shall remain in or on the Demised Premises and the Tenant shall fail to remove the same within 14 days after being requested by the Landlord so to do by a notice to that effect then the Landlord may as the agent of the Tenant sell such property and shall then hold the proceeds of sale after deducting the costs and expenses or removal, storage and sale reasonably and properly incurred by it to the order of the Tenant.

5.7.2	The Tenant shall indemnify the Landlord against any liability incurred by it to any third party whose property shall have been sold by the Landlord in the bona fide mistaken belief (which shall be presumed unless the contrary be proved) that such property belonged to the Tenant and was liable to be dealt with as such pursuant to this clause 5.7

5.8	Notices, consents and approvals

5.8.1	Any notice served under or in connection with this Lease shall be in writing and be properly served if compliance is made with the provisions of section 196 of the Law of Property Act 1925 (as amended by the Recorded Delivery Service Act 1962).

5.8.2	Any consent or approval under this Lease shall be required to be obtained before the act or event to which it applies is carried out or done and shall be effective only when the consent or approval is given in writing.

5.9	Waiver

No acceptance or receipt of the rent by the Landlord in the knowledge of any breach of any of the Tenant’s covenants hereunder shall be or operate as a waiver wholly or partially of any such breach but such breach shall be a continuing breach of covenant and neither the Landlord nor any person taking any estate or interest under the Tenant shall be entitled to set up any such acceptance or receipt of rent by the Landlord as a defence in any action or proceedings by the Landlord.

5.10	No building scheme

Any covenants herein contained of a restrictive nature do not form part of a building or letting scheme so as to be enforceable as such by the owners or occupiers of any other premises.

5.11	Restriction of easements

The Tenant shall not at any time during the Term be or become entitled to any right or easement over any neighbouring property which would interfere with the user for any purpose of such property by the Landlord or the Superior Landlord or any persons claiming title under the Landlord.

5.12	Premises unfit for use

5.12.1	If during the Term the Demised Premises or the Building shall be so destroyed or damaged by any of the Insured Risks as to render the Demised Premises or the Building completely unfit for use and occupation then the Landlord or the Tenant may determine this Lease by giving to the other not less than six months’ written notice to be given not later than 12 months after such destruction or damage and such determination to be without prejudice to any claim by either party against the other in respect of any antecedent breach of covenant provided always that if this Lease shall be determined then the Landlord shall not be required to comply with its obligations in clause 6.2.

5.12.2	If rebuilding and reinstatement shall be prevented for whatever reason for six months after the date of the destruction or damage and if this Lease has not at that time been terminated by frustration the Landlord or the Tenant may at any time after the expiry of such six months by written notice given to the other determine this demise but without prejudice to any claim by either party against the other in respect of any antecedent breach of covenant.

5.12.3	Any dispute concerning the fitness of the Demised Premises for use by the Tenant shall be determined by reference to arbitration.

5.13	Representation

The Tenant acknowledges that this Lease has not been entered into in reliance wholly or partly on any statement or representation made by or on behalf of the Landlord except any such statement or representation that is expressly set out in this Lease.

5.14	Status of lease

For the purposes of the 1995 Act this Lease is a new tenancy.

5.15	Exclusion of rights under the Contracts (Rights of Third Parties) Act 1999

A person who is not party to this Lease shall have no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Lease. This clause does not affect any right or remedy of any person which exists or is available otherwise than pursuant to that Act.

6	LANDLORD’S COVENANTS

The Landlord covenants with the Tenant as follows:

6.1	Quiet enjoyment

That the Tenant paying the rents and performing the Tenant’s covenants reserved by and contained in this Lease may lawfully and peaceably enjoy the Demised Premises throughout the Term without any lawful suit, eviction or interruption by the Landlord or by any person lawfully claiming through, under or in trust for the Landlord.

6.2	Superior Lease Covenants

To pay the rents reserved by the Superior Lease and to comply with the terms of the Superior Lease unless the Tenant is obliged to comply with them by virtue of this Lease.

6.3	At the request and cost of the Tenant to use reasonable endeavours to enforce the covenants on the part of the Landlord contained in the Superior Lease in so far as they relate to the Demised Premises.

7	SURETY’S COVENANTS

7.1	Guarantee

The Surety guarantees to the Landlord that the Tenant will pay the rents reserved by and perform and observe all the covenants and stipulations on the Tenant’s part contained in this Lease only for so long as the Term remains vested in the Tenant.

7.2	No waiver of liability

The Surety shall not be released from liability under these provisions by reason of any forbearance, the granting of time or any other indulgence on the part of the Landlord.

7.3	Surety to accept new lease upon disclaimer

If a liquidator or trustee in bankruptcy of the Tenant shall disclaim this Lease the Surety will, if the Landlord shall by notice within three months after such disclaimer so require, take from the Landlord a lease of the Demised Premises for a term commensurate with the residue of the Term which would have remained had there been no disclaimer at the same rents and subject to the same covenants and conditions as are reserved by and contained in this Lease (with the exception of this clause) such lease to take effect from the date of the disclaimer and in such case the Surety shall pay the costs of such new lease and execute and deliver to the Landlord a counterpart of the new lease.

8	EXCLUSION OF LANDLORD AND TENANT ACT 1954

8.1	The Tenant hereby confirms that before the date of this Lease:

8.2	The Landlord served on the Tenant a notice dated [ ]200[ ] in relation to the tenancy created by this Lease (“the Notice”) in a form complying with the requirements of Schedule 1 to the 2003 Order

8.3	The Tenant or a person duly authorised by the Tenant in relation to the Notice made a [declaration][statutory declaration] (“the Declaration”) dated [ ]200[ ] in a form complying with the requirements of Schedule 2 of the 2003 Order

8.4	The Tenant further confirms that where the Declaration was made by a person other than the Tenant the declarant was duly authorised by the Tenant to make the Declaration on the Tenant’s behalf.

8.5	The Landlord and the Tenant confirm that there is no Agreement for Lease to which this Lease gives effect

8.6	The Landlord and Tenant agree to exclude the provisions of sections 24 to 28 (inclusive) of the 1954 Act in relation to the tenancy created by this Lease.

SCHEDULE 1

Description of the Demised Premises

Part of the fourth floor of the Building amounting to 3,131 square feet which is shown for identification only edged red on the Plan numbered “I” (“Plan 1”) annexed hereto.

[GRAPHIC APPEARS HERE]

SCHEDULE 2

Rights granted to the Tenant

9	So far as the Landlord is able to grant the same, the right for the Tenant and all persons expressly or by implication authorised by the Tenant (in common with the Landlord and the Superior and Head Landlords and all persons having a like right) but subject to any existing or future reasonable regulations made by the Landlord:

9.1	to use the Common Parts for all proper purposes in connection with the use and enjoyment of the Demised Premises;

9.2	to use such of the passenger lifts in the Building as shall from time to time be designated for the Tenant’s use for the purpose only of obtaining access to and egress from the Demised Premises;

9.3	to use such sufficient lavatories as shall from time to time be designated by the Landlord for the Tenant’s use.

10	The free passage and running of the services (subject to temporary interruption for repair alteration or replacement) to and from the Demised Premises through the Conduits which are now laid or (within the Perpetuity Period) shall be laid in under or through other parts of the Building so far as any of the same are necessary for the reasonable use and enjoyment of the Demised Premises.

11	The right of support and protection for the benefit of the Demised Premises as is now enjoyed from all other parts of the Building.

SCHEDULE 3

Exceptions and reservations

The following rights and easements are excepted and reserved out of the Demised Premises to the Landlord, the Superior Landlord the Head Landlord and the tenants and occupiers of the Building and the adjoining property and all other persons authorised by the Landlord or the Superior Landlord or having the like rights and easements:

1	The free and uninterrupted passage and running of services through the Conduits which are now or may at any time be in, under or passing through or over the Demised Premises.

2	The right at all reasonable times upon reasonable prior notice except in cases of emergency to enter (or in cases of emergency or after the giving of reasonable notice during the Tenant’s absence to break and enter) the Demised Premises in order to:

2.1	inspect, cleanse, maintain, repair, connect, remove, lay, renew, re-lay, replace with others, alter or execute any works whatever to or in connection with the Conduits and any other services;

2.2	execute repairs, decorations, alterations and any other works and to make installations to the Demised Premises, the Building or the Adjoining Property or to do anything whatsoever which the Landlord may or must do under this Lease without payment of compensation for any nuisance annoyance inconvenience or damage caused provided that the Landlord or the person exercising the foregoing rights shall make good as soon as reasonably practicable any damage thereby caused to the Demised Premises or the Tenant’s fixtures and fittings and stock.

3	The right to erect scaffolding for the purpose of repairing or cleaning the Building and any buildings now or hereafter erected on the Adjoining Property or in connection with the exercise of any of the rights mentioned in this schedule notwithstanding that such scaffolding may temporarily restrict the access to or enjoyment and use of the Demised Premises.

4	The rights of light, air, support, protection and shelter and all other easements and rights now or hereafter belonging to or enjoyed by other parts of the Building or the Adjoining Property.

5	Full right and liberty for the Superior and Head Landlord at any time hereafter to raise the height of or make any alterations or additions or execute any other works whatsoever to the Building or any buildings on any adjoining property or to erect any new buildings of any height on any adjoining property in such manner as the Superior Landlord or the person exercising the right shall think fit notwithstanding the fact that the same may obstruct, affect or interfere with the amenity of or access to the Demised Premises or otherwise affect any other liberties, privileges, easements and quasi-easements or other advantage which may from time to time benefit or reputedly benefit the Demised Premises.

6	The right to enter the Demised Premises (in time of emergency or during fire-drills) for the purpose of obtaining access to or using any of the fire escapes or routes of escape in the Building whether or not in existence at the date hereof.

SCHEDULE 4

Deeds and documents containing matters to which the Demised Premises are subject

Document	Date	Details of parties
Lease	7 June 1973	The Lord Mayor Aldermen and Citizens of the City of Leicester (1) Surplus Lands Development Co Ltd (2)

Deed of Variation	10 November 1980	Leicester City Council (1) Hogg Robinson Group Limited (2)

Lease	15 June 2001	Hogg Group Limited (1) Hogg Robinson Limited (2)

SCHEDULE 5

Requirements of authorised guarantee agreement

1	The agreement shall be prepared by the Landlord’s solicitors at the expense of the Tenant and shall be executed and take effect as a deed.

2	The agreement shall contain a clause to the effect that insofar as any provision of the agreement would prevent it being an authorised guarantee agreement within the meaning of the 1995 Act the agreement shall be read and construed and shall take effect as though that provision had not been included.

3	In the agreement the Tenant shall covenant with the Landlord for the benefit of the Landlord and its successors in title and assigns the owners for the time being of the reversion immediately expectant upon the determination of the Term and those entitled to the benefit of the agreement by virtue of the 1995 Act that:

3.1	at all times during the period (“Relevant Period”) beginning with the date on which the assignment of this Lease to the proposed assignee (“Assignee”) takes effect and ending when the Assignee is released by virtue of section 5 of the 1995 Act from observance and performance thereof the Assignee will duly observe and perform all the terms conditions and covenants which by reference to the tenancy created by this Lease are tenant covenants within the meaning of the 1995 Act (“Relevant Covenants”)

3.2	if the Assignee shall default in any respect duly to observe and perform the Relevant Covenants or any of them the Tenant will on demand fully observe perform and discharge the same

3.3	if the Assignee (being a corporation) shall go into liquidation and the liquidator disclaims this Lease or is dissolved or struck off the register and the Crown disclaims this Lease or (being an individual) shall become bankrupt and the trustee in bankruptcy disclaims this Lease the Landlord may within six months following any such event by notice in writing require the Tenant to enter into a lease in the like form as this Lease for the residue of the Contractual Term unexpired at the date of such event (or which but for any such disclaimer would have remained unexpired) but with the Tenant as tenant thereunder at the same rents and subject to the like covenants provisions and conditions as are applicable thereto at the date of such event as a substitute in all respects for the Assignee and so that every Review Date thereunder shall occur on the same date as every Review Date under this Lease shall occur or would but for any such disclaimer have occurred (the said new lease and the rights and liabilities thereunder to take effect as from the date of such disclaimer) and the Tenant shall thereupon execute and deliver to the Landlord a counterpart of the new lease in exchange for the relevant lease executed by the Landlord and contemporaneously therewith the Tenant as tenant under the new lease shall pay the first instalments of the rents due thereunder and the Landlord’s solicitors’ proper and reasonable costs of and in connection with the preparation and completion of such new lease.

4	Without prejudice to the generality of the foregoing the Tenant shall further covenant with the Landlord by way of primary obligation and not merely as a guarantor of or collateral to the liability of the Assignee to pay and make good to the Landlord forthwith on demand any losses costs damages and expenses occasioned to the Landlord arising out of or by reason of any default of the Assignee in respect of any of its obligations under the Relevant Covenants during the Relevant Period.

5	The agreement shall contain an agreement and declaration to the effect that any neglect or forbearance on the part of the Landlord in enforcing or giving time for or other indulgence in respect of the observance or performance of any of the Relevant Covenants (other than a release given under seal) and (subject to the provisions of the 1995 Act) any variation of the terms of the Lease shall not release the Tenant from its liability under the covenants or guarantee to be entered into by it in the agreement.

SCHEDULE 6

Works

EXECUTED as a Deed (but not	)
delivered until the date hereof) by	)
HOGG ROBINSON PLC in the presence	)
of:
/s/ Director
Director

/s/ Secretary

~~Director~~/Secretary

EXECUTED as a Deed (but not	)
delivered until the date hereof) by	)
TRX EUROPE LIMITED in the presence of:	)

/s/ Timothy J. Severt Director

/s/ Director/Secretary Director/Secretary

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